Exhibit 10.1

Execution Version

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

dated as of

November 3, 2021

among

VINEBROOK HOMES OPERATING PARTNERSHIP, L.P., as Parent Borrower

CERTAIN OF ITS SUBSIDIARIES, as Subsidiary Borrowers

and

The Lenders Party Hereto

and

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent

and

BMO CAPITAL MARKETS CORP., RAYMOND JAMES BANK, and TRUIST SECURITIES, INC.,

As Co-Syndication Agents

and

KEYBANC CAPITAL MARKETS INC., BMO CAPITAL MARKETS CORP., RAYMOND JAMES

BANK, and TRUIST SECURITIES, INC.

As Joint Lead Arrangers and Joint Bookrunners

i

SCHEDULES:

Schedule 2.01	–	Commitments
Schedule 2.23	–	Initial Borrowing Base Properties
Schedule 3.07	–	Litigation Disclosure
Schedule 3.14	–	Subsidiaries
Schedule SB	–	Subsidiary Borrowers

EXHIBITS:

Exhibit A	--	Form of Assignment and Acceptance
Exhibit B-1	–	Form of Compliance Certificate
Exhibit B-2	–	Form of Borrowing Base Report
Exhibit C	–	Form of Guaranty
Exhibit D	–	Form of Revolving Note
Exhibit E	–	Form of Borrowing Request/Interest Rate Election
Exhibit F	–	Form of Tax Compliance Certificate
Exhibit G	–	Form of Omnibus Joinder Agreement

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (“Agreement”) dated as of

November 3, 2021, among

VINEBROOK HOMES OPERATING PARTNERSHIP, L.P., as Parent Borrower,

CERTAIN OF ITS SUBSIDIARIES, as Subsidiary Borrowers,

the LENDERS party hereto,

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent,

And

KEYBANC CAPITAL MARKETS INC., BMO CAPITAL MARKETS CORP., RAYMOND JAMES BANK, and TRUIST SECURITIES, INC., as Joint Lead Arrangers and Joint Bookrunners

ARTICLE I

Definitions

Section 1.01    Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptable Advisor” means the Advisor, any of its Affiliates, or another advisor that is acceptable to the Administrative Agent in its sole discretion.

“Acceptable Appraisal” means, with respect to any Real Property, (whether one or more) means a BPO or written appraisal of such Real Property by an MAI appraiser satisfactory to the Administrative Agent. Each Acceptable Appraisal must comply with all Legal Requirements and, unless specifically provided to the contrary in this Agreement, must be in form and substance reasonably satisfactory to the Administrative Agent. BPOs from Green River Capital are deemed to be acceptable appraisals for purposes of this Agreement.

“Acceptable Manager” means the Property Manager, any of its Affiliates, or another property manager that is reasonably acceptable to the Administrative Agent.

“Acceptable Property” means a Real Property that meets the Eligibility Criteria (as determined by the Required Lenders) and is otherwise approved by Administrative Agent and Required Lenders in their reasonable discretion.

“Account Pledge” means an account pledge executed by certain of Borrowers in favor of Administrative Agent.

“Additional Borrower” means each Subsidiary of the Parent Borrower that is required to and becomes a Subsidiary Borrower hereunder after the Effective Date in accordance with Section 2.23(f).

“Adjusted EBITDA” means (a) EBITDA for the most recently ended fiscal quarter, annualized, less (b) the Capital Expenditure Reserve. Adjusted EBITDA for any period may be adjusted on a pro forma basis to account for Real Properties acquired or sold during such period as approved by the Administrative Agent.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Adjusted NOI” means, (a) the Net Operating Income from the Borrowing Base Properties for the most recently ended fiscal quarter, annualized, less (b) the Capital Reserve for such Borrowing Base Properties for such period. Adjusted NOI for any period may be adjusted on a pro forma basis to account for Real Properties acquired or sold during such period as approved by the Administrative Agent; provided that with respect to Real Properties that were vacant at the time of acquisition or any Initial Borrowing Base Properties that were vacant on the Effective Date, Adjusted NOI for any such Real Property for the fiscal quarter when it is first leased will be calculated based on the most recently ended calendar month, annualized, with such adjustments requested by, and subject to approval of, the Administrative Agent, and until the earlier of (i) the date such Borrowing Base Property is actually leased or (ii) six (6) months after the date when such Borrowing Base Property was first acquired, Adjusted NOI for such Borrowing Base Property shall be deemed to be $0.

“Administrative Agent” means KeyBank National Association, in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Advisor” means NexPoint Real Estate Advisors V, L.P., a Delaware limited partnership.

“Advisory Agreement” means, collectively, that certain amended and restated advisory agreement dated May 4, 2020, by and among Advisor and VineBrook Homes Trust, Inc., as each may be amended, restated, supplemented, or otherwise modified.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Alternative Interest Rate Election Event” is defined in Section 4.03.

“Anti-Corruption Laws” means all Legal Requirements of any jurisdiction concerning or relating to bribery or corruption, including without limitation, the Foreign Corrupt Practices Act of 1977.

“Anti-Money Laundering Laws” means all Legal Requirements related to the financing of terrorism or money laundering, including without limitation, any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

“Applicable Percentage” means, (i) with respect to any Revolving Lender, the percentage of the Revolving Commitments of the Revolving Lenders represented by such Revolving Lender's Revolving Commitment, and (ii) with respect to any Term Lender, the percentage of the aggregate Outstanding Term Loans of the applicable tranche represented by such Term Lender’s Term Loans of such tranche. If the Revolving Commitments have terminated or expired, the Applicable Percentages for the Revolving Lenders shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

“Applicable Rate” means, a rate per annum equal to the percentage set forth in the applicable table below determined by reference to the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 5.01(c):

(a) for any day prior to the Collateral Termination Date:

Applicable Rate
Pricing Level	Total Leverage Ratio	Eurodollar Rate Loan (Letters of Credit)	Base Rate Loan
1	≤40%	1.70%	0.70%
2	>40% but ≤45%	1.80%	0.80%
3	>45% but ≤50%	1.95%	0.95%
4	>50% but ≤55%	2.10%	1.10%
5	>55% but ≤60%	2.25%	1.25%
6	>60%	2.45%	1.45%

(b) for any day from and after the Collateral Termination Date:

Applicable Rate
Pricing Level	Total Leverage Ratio	Eurodollar Rate Loan (Letters of Credit)	Base Rate Loan
1	≤40%	1.60%	0.60%
2	>40% but ≤45%	1.70%	0.70%
3	>45% but ≤50%	1.85%	0.85%
4	>50% but ≤55%	2.00%	1.00%
5	>55% but ≤60%	2.15%	1.15%
6	>60%	2.35%	1.35%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.01(c); provided, however, that if, after the due date, a Compliance Certificate is not delivered within 24 hours of written notice from Administrative Agent, then Pricing Level 6 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered. The Applicable Rate in effect from the Effective Date until adjusted as set forth above shall be set at Pricing Level 6.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.13(f).

“Appraised Value” means, with respect to any Real Property, the “as-is” appraised value of such Real Property determined pursuant to the most recently obtained Acceptable Appraisal of such Real Property, as approved by the Administrative Agent.

“Approved Fund” has the meaning set forth in Section 9.04(b).

“Arranger” means each of KBCM, BMO Capital Markets Corp., Raymond James Bank, and Truist Securities, Inc., or any successors thereto, in their capacities as Joint Lead Arrangers and Joint Bookrunners.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Auto-Extension Letter of Credit” is defined in Section 2.05(b).

“Available Revolving Amount” means, at any time, the lesser of: (a) the Maximum Revolving Commitment; and (b) (i) the Borrowing Base less (ii) (x) prior to the Collateral Termination Date, the Outstanding Amount of any Term Loans and (y) from after the Collateral Termination Date, all Total Unsecured Indebtedness (other than the Revolving Principal Obligation).

“Availability Period” means the period from and including the Effective Date to but excluding the Revolving Loan Maturity Date.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time, which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association, or such other form as may be reasonably requested by any Lender.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means each of the Parent Borrower and each Subsidiary Borrower.

“Borrower Appraisal” means an appraisal provided by Green Street or another valuation firm selected by the Parent Borrower to serve as the Parent Borrower’s independent valuation advisor, which appraisal shall be satisfactory to the Administrative Agent and conducted in accordance with the valuation guidelines adopted by the Parent Borrower; it being understood that any material changes to such valuation guidelines after the Effective Date shall be subject to the approval of the Administrative Agent.

“Borrower Appraised Value” means, as of any date and with respect to any Real Property, the current fair market value of such Real Property as determined based on the most recent Borrower Appraisal of such Real Property, which shall be no more than ninety (90) days old as of such day; provided that if a Borrower Appraisal that is no more than ninety (90) days old is not available with respect to any Real Property as of such date, the Borrower Appraised Value of such Real Property as of such date shall be the undepreciated cost basis of such Real Property.

“Borrower Rent Account Bank” means a financial institution at which a Rent Account is maintained.

“Borrower Rent Account Control Agreement” means an Account Control Agreement among the applicable Borrower, a Borrower Rent Account Bank and the Administrative Agent providing for springing control by the Administrative Agent during an Event of Default only, in such form as may be reasonably acceptable to the Administrative Agent and the applicable Borrower.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Base” means, as of any date of determination:

(a) at any time prior to the Collateral Termination Date, the lesser of (i) the product of (x) 65% times (y) the aggregate Borrowing Base Value of the Borrowing Base Properties, and (ii) the Borrowing Base Implied Loan Amount, in each case, as of such date; and

(b) at any time from and after the Collateral Termination Date, the lesser of (i) the amount of a hypothetical principal obligation that would result in an Unsecured Leverage Ratio of 60%; provided that if the Borrowers complete a Material Acquisition financed principally with Loans, the Unsecured Leverage Ratio may, on no more than two (2) occasions since the Effective Date, be increased to 65% for a period of no more than four (4) fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, and (ii) the amount of a hypothetical principal obligation that would result in a minimum Unsecured Interest Coverage Ratio of 2.0 to 1.0, in each case, as of such date;

provided that, in each case of (a) and (b), to the extent that the aggregate Borrowing Base attributable to one or more Borrowing Base Properties located in a single MSA exceeds thirty five percent (35%) of the aggregate Borrowing Base from all Borrowing Base Properties, the Borrowing Base attributable to such Borrowing Base Properties (whether the Borrowing Base Value or the Adjusted NOI included in the calculation of the Borrowing Base Implied Loan Amount or Unsecured Interest Coverage Ratio from, such Borrowing Base Properties) in excess of such limit shall be excluded from the calculation of the Borrowing Base.

“Borrowing Base Debt Service” means, as of any date of calculation, the Borrowing Base Implied Loan Amount as of such date, multiplied by the Mortgage Constant.

“Borrowing Base DSCR” means, as of any date of calculation, the ratio of (i) Adjusted NOI for the Borrowing Base Properties divided by (ii) Borrowing Base Debt Service as of such date.

“Borrowing Base Implied Loan Amount” means, as of any date of determination, the amount of a hypothetical principal obligation that would result in a Borrowing Base DSCR of 1.35 to 1.00 at any time prior to the Collateral Termination Date.

“Borrowing Base Properties” means each Acceptable Property that either (a) is an Initial Borrowing Base Property or (b) becomes a Borrowing Base Property pursuant to Section 2.23, but excluding any Acceptable Properties that are subject to an Exclusion Event or have been released from the Borrowing Base pursuant to Section 2.23(h), and “Borrowing Base Property” means any one of the Borrowing Base Properties.

“Borrowing Base Property Owner” means each direct or indirect Wholly Owned Subsidiary (which Subsidiary shall be an entity formed under the laws of the United States of America or one of the several states thereof) of the Parent Borrower that owns a Borrowing Base Property.

“Borrowing Base Report” means a report in substantially the form of Exhibit B-2 (or such other form approved by Administrative Agent) certified by a Financial Officer of the Parent.

“Borrowing Base Value” means, as of any date of calculation:

(a) at any time prior to the Collateral Termination Date, the sum for each Borrowing Base Property (including any Real Property being acquired and added to the Borrowing Base on such date) of (i) if no Borrower Appraisal has been obtained for such Borrowing Base Property, the “as is” Appraised Value of such Borrowing Base Property, which shall have been determined pursuant to an Acceptable Appraisal no more than twelve (12) months old as of such date, or (ii) from and after the date when the first Borrower Appraisal for such Borrowing Base Property is obtained (including if obtained in connection with the acquisition thereof), the Borrower Appraised Value of such Borrowing Base Property; and

(b) at any time from and after the Collateral Termination Date, the quotient of (i) the aggregate Adjusted NOI from all Borrowing Base Properties in the aggregate divided by (ii) the Capitalization Rate.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.02.

“BPO” shall mean a broker’s price opinion of the estimated value of any Real Property given by a licensed real estate agent or broker familiar with the real estate market in which the applicable Real Property is located and that is reasonably acceptable to the Administrative Agent in conformity with customary and usual business practices for appraisals.

“Bridge Loan” means one or more bridge loans entered into the by Parent or Parent Borrower in connection with acquisitions or Investments by the Parent Borrower’s Subsidiaries (other than any other Borrower).

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts or New York, New York are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditure Reserve” means, on an annual basis for each Real Property of the Borrowers and their Subsidiaries, an amount equal to (i) for single family residential properties, $350 per unit and (ii) for multifamily properties with 2-4 units, $250 per unit.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Capital Stock” means, collectively, all shares of capital stock (whether denominated as common or preferred stock), equity interests, partnership, limited liability company, or membership interests, joint venture interests or other ownership interests in or equivalents of or in a Person (other than an individual), whether voting or non-voting, and to the extent not included in the foregoing, any of a member’s or partner’s control rights in such Person, including the rights to manage or participate in management, voting rights, inspection rights and other rights.

“Capitalization Rate” means 7.00%.

“Cash Collateral” shall have a meaning correlative to the definition of “Cash Collateralize” below and shall include the proceeds of such cash collateral and other credit support.

“Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, for the benefit of one or more of the Letter of Credit Issuer, the Swing Line Lender and the Lenders, as collateral for the Letter of Credit Obligations, Swing Line Loans or obligations of Lenders to fund participations in respect of Letters of Credit, cash or deposit account balances, or, if Administrative Agent and the Letter of Credit Issuer or the Swing Line Lender, as applicable, shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to: (a) Administrative Agent; and (b) the Letter of Credit Issuer or the Swing Line Lender, as applicable.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing more than thirty percent (30%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent (the “Board”) by Persons who were neither (i) nominated by the Board nor (ii) appointed by directors so nominated; provided that any changes to the composition of the Board resulting from the appointment or election of independent directors in connection with the consummation of an IPO shall not constitute a “Change in Control” and the individuals constituting the Board after giving effect to such appointment or election shall be deemed to be the incumbent directors for the period commencing from and after such date; (c) the acquisition of direct or indirect Control of the Parent by any Person or group; (d) the failure of the Parent Borrower to own, directly or indirectly, free and clear of any Liens except those granted in favor of the Administrative Agent, 100% of the ownership interests in each other Borrower; (e) the replacement, removal or resignation of the Advisor as advisor to the Parent, unless replaced with another Acceptable Advisor; (f) the General Partner shall cease to be the sole general partner of the Parent Borrower; (g) the replacement, removal or resignation of VineBrook Homes, LLC as “manager” under the OP Management Agreement, unless replaced with a replacement manager that is reasonably acceptable to the Administrative Agent; and (h) Dana Sprong and Ryan McGarry shall cease to collectively own, directly or indirectly, 80% of the Equity Interests in, and Control, the General Partner.

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement by any Governmental Authority, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means the security interest granted to the Administrative Agent, on behalf of the Lenders, in (i) all direct and indirect Equity Interests owned by the Parent Borrower and any Consolidated Owner in each Borrowing Base Property Owner and (ii) each Borrowing Base Property Owner’s Rent Account and other deposit and cash management accounts with respect to its Borrowing Base Property.

“Collateral Termination Date” has the meaning set forth in Section 5.12(c).

“Commitment” means, with respect to each Lender, its Revolving Commitment or Term Loan Commitment, as applicable.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communication” has the meaning set forth in Article VIII.

“Compliance Certificate” has the meaning set forth in Section 5.01(c) hereof and a form of which is attached hereto as Exhibit B.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Owner” means, with respect to any Borrowing Base Property Owner, each other Subsidiary of Holdings that owns any direct or indirect Equity Interest in such Borrowing Base Property Owner.

“Contamination” means the presence of Hazardous Materials in amounts exceeding regulatory action levels.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, which includes the customary powers of a managing member of any limited liability company, any general partner of any limited partnership, or any board of directors of a corporation. “Controlling” and “Controlled” have meanings correlative thereto.

“Core Funds from Operations” means, for any period, Guarantor’s net income (or loss) (after payment of all cash dividends payable on any preferred stock) determined on a consolidated basis for the Borrowers, Guarantor, and their Wholly-Owned Subsidiaries for such period, excluding gains or losses from extraordinary items and early extinguishment of debt, impairment and other non-cash charges, acquisition fees and related expenses, non-cash share-based compensation expenses, no-cash interest expense related to acquired Indebtedness, casualty-related charges on a net basis, non-cash fair value adjustments associated with re-measuring derivative assets and liabilities to fair value, non-cash fair value adjustments associated with re-measuring participating preferred shares derivative liability to fair value, allocation of income to participating preferred shares in connection with their redemption, plus real estate depreciation and amortization. Core Funds from Operations shall be adjusted for (i) the Borrowers’ Equity Percentage of their non-Wholly-Owned Subsidiaries and Unconsolidated Affiliates to reflect funds from operations on the same basis, (ii) the amortization of intangibles associated with the amortization of above or below market rents, pursuant to ASC 805 (formerly FASB 141) and (iii) calculation of interest expense in accordance with FBS APB 14-1. Core Funds from Operations may be adjusted on a pro forma basis to account for Real Properties acquired or sold during such period as approved by the Administrative Agent

“Credit Extension” means each of the following: (a) a Borrowing (including any conversion or continuation of any Borrowing); and (b) an L/C Credit Extension.

“Credit Party” means each Borrower and each Guarantor.

“Debtor Relief Laws” means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, fraudulent conveyance, reorganization, or similar laws affecting the rights, remedies, or recourse of creditors generally, including without limitation the Bankruptcy Code and all amendments thereto, as are in effect from time to time during the term of this Agreement.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender that: (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent, the Letter of Credit Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days of the date when due;; (b) has notified a Borrower, Administrative Agent, the Letter of Credit Issuer or the Swing Line Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder (unless such notification or public statement relates to such Lender’s obligation to fund a Loan and indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular Default, if any) to funding a Loan is not or cannot be satisfied) or under other agreements in which it commits to extend credit; (c) has failed, within two (2) Business Days after written request by the Administrative Agent or a Borrower (and the Administrative Agent has received a copy of such request), to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations hereunder; or (d) has, or has a direct or indirect parent company that has: (i) become the subject of a proceeding under any Debtor Relief Law; (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it; or (iii) in the good faith determination of the Administrative Agent, taken any material action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; or (iv) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority; provided, further, that such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Lender.

“Designated Jurisdiction” means any country, region, or territory to the extent that such country, region, or territory itself, or its government, is the subject or target of any Sanction.

“Division” and “Divide” means a division of a limited liability company into two or more newly formed or existing limited liability companies pursuant to a plan of division or otherwise, including, pursuant to the Delaware Limited Liability Company Act.

“Dollars” or “$” refers to lawful money of the United States of America.

“EBITDA” means an amount derived from (a) net income (before deduction of dividends with respect to any preferred partnership units or preferred stock), plus (b) to the extent included in the determination of net income, depreciation, amortization, interest expense and income taxes, plus (c) property acquisition and related expenses, plus (d) non-recurring fees and expenses incurred during such period in connection with the consummation of an IPO or Equity Offering, plus or minus (e) to the extent included in the determination of net income, any extraordinary losses or gains, such as those resulting from sales of payment of Indebtedness, plus or minus (f) to the extent included in net income, any net income from non-cash items, such as straight line rent, amortization of in-place lease valuation and fair value adjustments on derivative instruments utilized to hedge interest rate exposure, in each case, as determined for the Borrowers, Guarantor, and their Wholly-Owned Subsidiaries on a consolidated basis, and including (without duplication) the Equity Percentage of EBITDA for the Borrowers’ non-Wholly-Owned Subsidiaries and Unconsolidated Affiliates, and as set forth in more detail in Annex A to the Compliance Certificate.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Electronic System” has the meaning set forth in Article VIII.

“Eligibility Criteria” means, with respect to any Real Property, the following requirements as determined by the Required Lenders in their reasonable discretion:

(a)    such Real Property is a completed and revenue-producing single family residential dwelling or a 2-4 unit multifamily dwelling; provided that any Initial Borrowing Base Property that is vacant on the Effective Date and any Borrowing Base Property that is acquired thereafter and is vacant on the date of acquisition will not be deemed to be ineligible under this clause (a) solely because it is not revenue-producing for a period not to exceed six (6) months after the Effective Date or such date of acquisition, respectively;

(b)    such Real Property is wholly-owned in fee simple by a Borrowing Base Property Owner that is a Borrower hereunder, which may own one or more Borrowing Base Properties and other Real Properties so long as the non-Borrowing Base Properties owned by such Borrower are not subject to any Liens, other than Permitted Liens, and such Borrower has no Indebtedness other than trade payables incurred in the ordinary course of business and, after the Collateral Termination Date, other Unsecured Indebtedness permitted pursuant to Section 6.09;

(c)    such Real Property is located in one of the fifty (50) States of the United States or the District of Columbia;

(d)    the subject Borrowing Base Property Owner has no other Indebtedness (other than customary trade payables and, after the Collateral Termination Date, other Unsecured Indebtedness permitted pursuant to Section 6.09) and is not subject to any material litigation, and the subject Real Property and the direct and indirect Equity Interests in the Borrowing Base Property Owner are not subject to any Liens (other than customary non-monetary encumbrances which will not reasonably impede the Borrowers’ ability to operate, refinance, or sell such Real Property);

(e)    such Real Property must be free of all material environmental conditions, structural defects, mechanical defects, title or survey defects, zoning defect, fire or safety code violations, or other defects affecting the use, value or operation of such Real Property in any adverse manner, as certified by the Borrowers in writing, or otherwise insured over existing environmental issues as reasonably determined by the Administrative Agent;

(f)    such Real Property is insured in accordance with the provisions of Section 5.06(a) and, if such Real Property is located in a special or high hazard flood zone, the flood determination, flood insurance, and all other special or high hazard flood requirements with respect to such Real Property are in compliance with all applicable flood insurance regulation and Laws, including that such Real Property is covered by flood insurance in an amount equal to the full replacement cost or the maximum amount then available under the National Flood Insurance Program and otherwise from such providers, on such terms and in such amounts as required by the Flood Disaster Protection Act as amended from time to time or as otherwise required by the Administrative Agent;

(g)    the representations set forth in Article III of this Agreement concerning such Real Property are true and correct in all material respects;

(h)    such Real Property is managed under a Property Management Agreement with an Acceptable Manager; and

(i)    such Real Property is otherwise reasonably acceptable to Administrative Agent.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.04(a)(ii)(D) (subject to such consents, if any, as may be required under Section 9.04(a)(i)).

“Environmental Claim” means any notice of violation, action, claim, Environmental Lien, demand, abatement or other order or direction (conditional or otherwise) by any Governmental Authority or any other Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restriction, resulting from or based upon (i) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden accidental or non-accidental Releases) of, or exposure to, any Hazardous Material, or other Release in, into or onto the environment (including, without limitation, the air, soil, surface water or groundwater) at, in, by, from or related to any property owned, operated or leased by the Borrower or any of its Subsidiaries or any activities or operations thereof; (ii) the environmental aspects of the transportation, storage, treatment or disposal of Hazardous Materials in connection with any property owned, operated or leased by the Borrower or any of its Subsidiaries or their operations or facilities; or (iii) the violation, or alleged violation, of any Environmental Laws or Environmental Permits of or from any Governmental Authority relating to environmental matters connected with any property owned, leased or operated by the Borrower or any of its Subsidiaries.

“Environmental Laws” means all applicable laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters related to Hazardous Material and includes (without limitation) the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”), 42 U.S.C. §  9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §  1801 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. §  136 et seq., the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. §  6901 et seq., the Toxic Substances Control Act, 15 U.S.C. §  2601 et seq., the Clean Air Act, 42 U.S.C. §7401 et seq., the Clean Water Act, 33 U.S.C. §  1251 et seq., the Occupational Safety and Health Act, 29 U.S.C. §  651 et seq., (to the extent the same relates to any Hazardous Materials), and the Oil Pollution Act of 1990, 33 U.S.C. §  2701 et seq., as such laws have been amended or supplemented, and the regulations promulgated pursuant thereto, and all analogous state and local statutes.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of a Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) exposure to any Hazardous Materials in violation of any Environmental Law, (c) the Release or threatened Release of any Hazardous Materials into the environment in violation of any Environmental Law or (d) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Lien” means any lien in favor of any Governmental Authority arising under any Environmental Law.

“Environmental Permit” means any permit required under any applicable Environmental Law or under any and all supporting documents associated therewith.

“Equity Interests” means, with respect to any Person, all of the shares, partnership or membership interests, economic and other rights, participations or other equivalents (however designated) of Capital Stock of such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of Capital Stock of such Person, all of the securities convertible into or exchangeable for shares of Capital Stock of such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, membership or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Equity Offering” means, any issuance and/or sale after the effective Date by Parent, Parent Borrower, any Guarantor or any of their Subsidiaries of any Equity Interests or equity securities of such Person, including, without limitation, (a) any new preferred securities, and (b) any conversion of equity interests or securities of any Subsidiary of Parent Borrower into equity interests in the Borrower.

“Equity Percentage” means the aggregate ownership percentage of the Borrowers in each non-Wholly-Owned Subsidiary and Unconsolidated Affiliate, which shall be calculated as the greater of (a) Borrowers’ nominal capital ownership interest in the non-Wholly-Owned Subsidiary or Unconsolidated Affiliate as set forth in the non-Wholly-Owned Subsidiary’s or Unconsolidated Affiliate’s organizational documents, and (b) Borrowers’ economic ownership interest in the non-Wholly-Owned Subsidiary or Unconsolidated Affiliate, reflecting Borrowers’ share of income and expenses of the non-Wholly-Owned Subsidiary or Unconsolidated Affiliate.

“Exiting Lender” has the meaning assigned to it in Section 1.08.

“ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations promulgated thereunder by any Governmental Authority, as from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Credit Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by a Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by a Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by a Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by a Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from a Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Erroneous Payment” has the meaning assigned to it in Section 8.05.

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 8.05(b).

“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 8.05(b).

“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 8.05(b).

“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 8.05(b).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Excluded Swap Obligation” means, with respect to the liability of any Borrower with respect to a Swap Obligation, including the grant of a security interest to secure such Swap Obligation, any Swap Obligation if, and to the extent that, such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Borrower’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability or grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under an agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Swap Obligation or security interest is or becomes illegal.

“Excluded Taxes” means, any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or its Commitment pursuant to Legal Requirements in effect on the date on which (i) such Lender acquires such interest in the Loan or its Commitment (other than pursuant to an assignment request by the Borrowers under Section 2.17 as a result of costs sought to be reimbursed pursuant to Section 2.17 or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17 amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17 and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Exclusion Event” is defined in Section 2.23(i).

“Facility Increase Date” has the meaning specified in Section 2.22(a).

“Facility Increase Fee” means a fee agreed to between the Borrowers and the Administrative Agent in a separate fee letter dated as of the date hereof.

“Facility Increase Request” has the meaning specified in Section 2.22.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and any rules implementing such intergovernmental agreements and/or Sections of the Code.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. Notwithstanding the foregoing, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement.

“Fee Letter” means that certain Amended and Restated Fee Letter dated as of the date hereof by and between the Borrower and the Administrative Agent, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

“Financial Officer” means the chief financial officer or the chief accounting officer of the Parent.

“Financing Statements” means all such Uniform Commercial Code financing statements as the Administrative Agent shall require, duly authorized by a Borrower or Guarantor, to give notice of and to perfect or continue perfection of the Lenders' security interest in all Collateral.

“Fixed Charge Coverage Ratio” means the ratio of (a) Adjusted EBITDA for the immediately preceding calendar quarter of Parent and its Subsidiaries, annualized, to (b) the sum of (i) all scheduled principal due and payable and actually paid on Indebtedness (other than amounts paid in connection with balloon maturities, hyper-amortization amounts and repayments of principal of the Loans), plus (ii) all Interest Expense, plus (iii) the aggregate amount of all cash dividends and distributions payable by the Parent and the Parent Borrower on any preferred partnership units or preferred stock, in each case, for the immediately preceding calendar quarter, annualized, in each case, for the Parent, Borrowers and their Wholly-Owned Subsidiaries on a consolidated basis and including (without duplication) the Borrowers’ Equity Percentage of any of the items in (a) or (b) above for their non-Wholly-Owned Subsidiaries and Unconsolidated Affiliates.

“Foreign Lender” means, if a Borrower is a U.S. Person, a Lender that is not a U.S. Person, and if a Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes.

“Fronting Exposure” means, at any time there is a Revolving Lender that is a Defaulting Lender, (a) with respect to the Letter of Credit Issuer, such Defaulting Lender’s Revolving Percentage of the outstanding Letter of Credit Obligations other than Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Revolving Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof.

“GAAP” means generally accepted accounting principles in the United States of America, subject to the provisions of Section 1.04.

“General Partner” means VineBrook Homes OP GP, LLC, a Delaware limited liability company.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantor” means the Parent and any other Person who from time to time has executed a Guaranty as required by the terms of this Agreement.

“Guaranty” means, collectively, the guaranties provided by Guarantor in the form of Exhibit C attached hereto, or such other form as may be agreed upon by the parties.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances or wastes, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law; provided, that Hazardous Materials shall not include any such substances or wastes utilized or maintained at the Real Property in the ordinary course of business and in accordance with all applicable Environmental Laws.

“Hedging Agreement” means any interest rate protection agreement (including an interest rate cap), foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Hedging Obligations” means, with respect to the Parent, any Borrower or any Subsidiary of the Parent or a Borrower, any obligations arising under any Hedging Agreement entered into with the Administrative Agent or any Lender. Under no circumstances shall any of the Hedging Obligations secured or guaranteed by any Loan Document as to a surety or guarantor thereof include any obligation that constitutes an Excluded Swap Obligation of such Person.

“Holdings” means VB OP Holdings LLC, a Delaware limited liability company.

“Honor Date” is defined in Section 2.05(c)(i).

“Impacted Interest Period” has the meaning set forth in the definition of LIBO Rate.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, including mandatorily redeemable preferred stock, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, but excluding customary non-recourse, carveout guarantees and environmental indemnitees until such time as such guarantees or indemnitees become a recourse obligation, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, and (k) all obligations, contingent or otherwise, of such Person with respect to any Hedging Agreements (calculated on a mark-to-market basis as of the reporting date). The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Indebtedness shall be calculated on a consolidated basis for the Borrowers, Guarantor, and their Wholly-Owned Subsidiaries, and including (without duplication) the Equity Percentage of Indebtedness for the Borrowers’ non-Wholly-Owned Subsidiaries and Unconsolidated Affiliates.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrowers under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes.

“Information Materials” has the meaning set forth in Article VIII.

“Initial Borrowing Base Properties” means the Borrowing Base Properties listed on Schedule 2.23 as of the date of this Agreement.

“Interest Election Request” means a request by the Borrowers to convert or continue the then outstanding amount of the Loan in accordance with Section 2.05.

“Interest Expense” means, with respect to any Person, all paid, accrued or capitalized interest expense on such Person’s Indebtedness (whether direct, indirect or contingent, and including, without limitation, interest on all convertible debt), and including (without duplication) the Equity Percentage of Interest Expense for the Borrowers’ non-Wholly-Owned Subsidiaries and Unconsolidated Affiliates.

“Interest Payment Date” means the first Business Day of each calendar month, the Revolving Loan Maturity Date, and the Maturity Date with respect to any Term Loan.

“Interest Period” means with respect to any Eurodollar Loan, the period commencing on the date that the then outstanding portion of the Loan is converted to or continued as a Eurodollar Loan, and ending on the numerically corresponding day in the calendar month that is one or three months thereafter; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period pertaining to a Eurodollar Loan that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (c) no Interest Period applicable to any Loan shall extend beyond the Maturity Date thereof. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Rate for the longest period for which the LIBO Rate is available that is shorter than the Impacted Interest Period; and (b) the LIBO Rate for the shortest period for which that LIBO Rate is available that exceeds the Impacted Interest Period, in each case, at such time.

“IPO” means the initial public offering of the Parent’s common Equity Interests, resulting in such common Equity Interests being traded on the New York Stock Exchange, the Nasdaq stock market, the American Stock Exchange, or another national exchange in the United States.

“Issuer Documents” means with respect to any Letter of Credit, the Request for Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the Letter of Credit Issuer and a Borrower or in favor of the Letter of Credit Issuer and relating to any such Letter of Credit, including, as applicable, any documentation relating to Cash Collateral (which may include, without limitation, an Account Pledge).

“KBCM” means KeyBanc Capital Markets Inc. or any successors thereto.

“KeyBank” means KeyBank National Association, in its individual capacity.

“L/C Advance” means, with respect to each Revolving Lender, such Revolving Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“Lease” means each existing or future lease, sublease (to the extent of any Borrowing Base Property Owner’s rights thereunder), license, or other agreement under the terms of which any Person has or acquires any right to occupy or use any Real Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder.

“Legal Requirement” means any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance; and, as the context requires or permits, includes the Swing Line Lender, Letter of Credit Issuer, each Revolving Lender, and each Term Lender.

“Letter of Credit” means any standby letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder by the Letter of Credit Issuer pursuant to Section 2.05 either as originally issued or as the same may, from time to time, be amended or otherwise modified or extended.

“Letter of Credit Application” means an application and agreement for standby letter of credit by and between a Borrower and the Letter of Credit Issuer in a form acceptable to the Letter of Credit Issuer (and customarily used by it in similar circumstances) and conformed to the terms of this Credit Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, renewed, or extended; provided, however, to the extent that the terms of such Letter of Credit Application are inconsistent with the terms of this Credit Agreement, the terms of this Credit Agreement shall control.

“Letter of Credit Collateralization Date” means the day that is the earliest of: (a) thirty (30) days prior to the Revolving Loan Initial Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day); (b) the Revolving Loan Maturity Date; or (c) the date upon which Administrative Agent declares the Obligations due and payable after the occurrence of an Event of Default.

“Letter of Credit Fee” is defined in Section 2.12(b).

“Letter of Credit Issuer” means KeyBank in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder, as requested by a Borrower.

“Letter of Credit Obligations” means the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Credit Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, or because a pending drawing submitted on or before the expiration date of such Letter of Credit has not yet been honored, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Letter of Credit Sublimit” means, at any time, an amount equal to $25,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Commitments.

“LIBO Rate” means, subject to Section 2.24,with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that (i) if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if the LIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement, and (ii) if no such rate administered by ICE Benchmark Administration (or by such other Person that has taken over the administration of such rate for U.S. Dollars) is available to the Administrative Agent, the applicable LIBO Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which KeyBank or one of its Affiliate banks offers to place deposits in U.S. dollars with first class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of the relevant Eurodollar Loan and having a maturity equal to such Interest Period.

“LIBOR Screen Rate” is defined in the definition of LIBO Rate.

“Lien” means, with respect to an asset, (a) any mortgage, deed of trust, lien (statutory or other), pledge, hypothecation, negative pledge, collateral assignment, encumbrance, deposit arrangement, charge or security interest in, on or of such asset; (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; (c) the filing under the Uniform Commercial Code or comparable law of any jurisdiction of any financing statement naming the owner of the asset to which such Lien relates as debtor; (d) any other preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or other obligation; and (e) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities, including any dividend reinvestment or redemption plans.

“Liquidity” means the sum of (a) unencumbered and unrestricted cash and cash equivalents of the Parent, Parent Borrower, and their Wholly-Owned Subsidiaries, excluding any debt service, capital improvement or other similar reserve funds held under or required by any loan documents entered in to by the Parent, Parent Borrower or any Subsidiary plus (b) Revolving Availability.

“Loan” means the loans made by the Lenders to the Borrowers pursuant to this Agreement, including, without limitation, the Revolving Loans, Swing Line Loans, and Term Loans.

“Loan Documents” means this Agreement, each Term Loan Amendment, the Notes, the Guaranty, the Pledge Agreement, the Account Pledge, the Borrower Rent Account Control Agreement, the Financing Statements, each Letter of Credit Application, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.07 of this Credit Agreement, and all other instruments, agreements and written obligations executed and delivered by any of the Credit Parties in connection with the transactions contemplated hereby.

“Management Agreement” means a property management agreement entered into by a Credit Party pursuant to which such Credit Party engages a Person to advise it with respect to the management of a Borrowing Base Property or to provide management services with respect to the same.

“Material Acquisition” means the completed acquisition by Borrowers or any of their Subsidiaries, in one or a series of related transactions, of Real Property or Equity Interests of owners of Real Property with a total cost of more than ten percent (10%) of Total Asset Value as set forth in the Compliance Certificate delivered by Borrowers with respect to the fiscal quarter ending immediately prior to the date when such acquisition is consummated.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, or financial condition of (i) the Parent, the Borrowers and their Subsidiaries taken as a whole, (b) the ability of any of the Credit Parties to perform their obligations under the Loan Documents or (c) the rights of or benefits available to the Administrative Agent or the Lenders under the Loan Documents; provided, however, that none of the following shall constitute, or shall be considered in determining whether there has occurred, and no event, circumstance, change or effect resulting from or arising out of any of the following shall constitute, a Material Adverse Effect: (A) changes in the national or world economy or financial markets as a whole or changes in general economic conditions that affect the industries in which the Parent, the Borrowers, and their Subsidiaries conduct their business, so long as such changes or conditions do not adversely affect the Parent, the Borrowers, and their Subsidiaries, taken as a whole, in a materially disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate; (B) any change in applicable Law, rule or regulation or GAAP or interpretation thereof after the date hereof, so long as such changes do not adversely affect the Parent, the Borrowers, and their Subsidiaries, taken as a whole, in a materially disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate; (C) the failure, in and of itself, of the Parent or the Borrowers to meet any published or internally prepared estimates of revenues, earnings or other financial projections, performance measures or operating statistics; (D) a decline in the price, or a change in the trading volume, of the Parent; and (E) compliance with the terms of, and taking any action required by, this Agreement, or taking or not taking any actions at the request of, or with the consent of, the Administrative Agent.

“Material Contract” means any contract or other arrangement (other than Loan Documents), whether written or oral, to which any Credit Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

“Material Environmental Event” means, with respect to any Borrowing Base Property, (a) a violation of any Environmental Law with respect to such Borrowing Base Property, or (b) the presence of any Hazardous Materials on, about, or under such Borrowing Base Property that, under or pursuant to any Environmental Law, would require remediation, if in the case of either (a) or (b), such event or circumstance could reasonably be expected to have a Material Property Event.

“Material Property Event” means, with respect to any Borrowing Base Property, the occurrence of any event or circumstance occurring or arising after the date of this Agreement that could reasonably be expected to have a (a) material adverse effect with respect to the financial condition or the operations of such Borrowing Base Property, (b) material adverse effect on the Borrowing Base Value of such Borrowing Base Property, (c) material adverse effect on the ownership of such Borrowing Base Property, or (d) a material impairment of the Lien granted to Administrative Agent with respect to the applicable Borrowing Base Property Owners and Consolidated Owners thereof, or the related deposit and cash management accounts.

“Maturity Date” means, (i) with respect to the Revolving Commitments and Revolving Principal Obligation, the Revolving Loan Maturity Date, and (ii) with respect to any tranche of Term Loans, the maturity date for such tranche of Term Loans as set forth in the applicable Term Loan Amendment.

“Maximum Rate” shall have the meaning set forth in Section 9.13.

“Maximum Revolving Commitment” means an amount equal to the aggregate Revolving Commitments of the Revolving Lenders, as such amount may be increased from time to time pursuant to Section 2.22 or decreased pursuant to Section 2.09. As of the Effective Date, the Maximum Revolving Commitment is an amount equal to Three Hundred Fifty Million Dollars ($350,000,000).

“Maximum Total Commitment” means an amount equal to the sum of (i) the Maximum Revolving Commitment plus (ii) the initial amount of any Term Loan Commitments issued from time to time pursuant to Section 2.22. As of the Effective Date, the Maximum Total Commitment is an amount equal to Three Hundred Fifty Million Dollars ($350,000,000).

“Minimum Collateral Amount” means, at any time: (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during any period when a Revolving Lender is a Defaulting Lender, an amount equal to 100% of the Fronting Exposure of the Letter of Credit Issuer with respect to Letters of Credit issued and outstanding at such time; (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.07(a)(i), (ii), or (iii), an amount equal to 100% of the Outstanding Amount of all Letter of Credit Obligations; and (c) otherwise, an amount determined by Administrative Agent and the Letter of Credit Issuer in their reasonable discretion.

“Mortgage Constant” means, as of any date of determination, the annual factor determined by the Administrative Agent by reference to a standard level constant payment table for a fully amortizing loan with a maturity of 30 years based upon an assumed per annum interest rate equal to the greatest of (i) the ten-year US Treasury rate plus 2.50%, (ii) 5.75%, and (iii) the weighted average interest rate then application to the outstanding Loans.

“MSA” means any metropolitan statistical area (as defined from time to time by the Executive Office of the President of the United States of America, Office of Management and Budget).

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Credit Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding six plan years, has made or been obligated to make contributions.

“Net Operating Income” means, for any income producing Real Property and for a given period, the difference between (a) any rentals, proceeds and other income received from such property during the determination period, less (b) an amount equal to all costs and expenses (excluding Interest Expense, depreciation and amortization expense, asset management fees, acquisition fees and expenses, self-administration and listing expenses and any expenditures that are capitalized in accordance with GAAP) incurred as a result of, or in connection with, or properly allocated to, the operation or leasing of such Real Property during the determination period. Net Operating Income shall be calculated based on the most recently ended calendar quarter, annualized, unless the Real Property is simultaneously being acquired by a Borrower or a Subsidiary thereof and added as a Borrowing Base Property, in which event annualized Net Operating Income shall be calculated based upon the historical data provided by the Borrowers, subject to adjustment by the Administrative Agent in its reasonable discretion and thereafter until such Real Property has been owned by the Borrower or its subsidiaries for the entirety of a calendar quarter, Net Operating Income shall be grossed up for such ownership period. Net Operating Income shall be calculated on a consolidated basis for the Borrower and its Wholly-Owned Subsidiaries and including (without duplication) the Equity Percentage of Net Operating Income for the Borrower’s non-Wholly-Owned Subsidiaries and Unconsolidated Affiliates but adjusted for non-cash operating items such as the amortization of above and below market lease assets and liability, and other non-cash items.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Extension Notice Date” is defined in Section 2.05(b)(iii).

“Note” means a Revolving Note. “Notes” means, collectively, all of such Notes outstanding at any given time.

“Obligations” means all liabilities, obligations, covenants and duties of any Credit Party to the Administrative Agent and/or any Lender arising under or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any bankruptcy or other insolvency proceeding naming such person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceedings including any Erroneous Payments Subrogation Rights. For the avoidance of doubt, “Obligations” shall not include any indebtedness, liabilities, obligations, covenants or duties in respect of Hedging Obligations.

“OFAC” has the meaning set forth in Section 3.16.

“Omnibus Joinder Agreement” means a joinder agreement substantially in the form of Exhibit G attached hereto (or such other form approved by Administrative Agent) executed by the applicable Subsidiary Borrower(s) pursuant to Section 2.23(f).

“OP Management Agreement” means the Management Agreement, dated November 1, 2018, as amended on April 2019, by and among VB One and certain other Subsidiaries of the Parent Borrower and VineBrook Homes, LLC, as manager, as amended by that certain First Amendment to Management Agreement dated as of April, 2019, as hereafter further amended, restated, modified, supplemented or replaced.

“Original Credit Agreement” means that certain Credit Agreement, dated as of September 20, 2019, as amended and in effect on the date hereof, by and among each Borrower and KeyBank, as administrative agent.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means, all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17 as a result of costs sought to be reimbursed pursuant to Section 2.17).

“Outstanding Amount” means (a) with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Loans, as the case may be, occurring on such date; and (b) with respect to any Letter of Credit Obligations on any date, the amount of such Letter of Credit Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the Letter of Credit Obligations as of such date, including as a result of any reimbursements by the Borrowers of Unreimbursed Amounts.

“Parent” means VineBrook Homes Trust, Inc., a Maryland corporation.

“Parent Borrower” means Vinebrook Homes Operating Partnership, L.P., a Delaware limited partnership.

“Patriot Act” has the meaning set forth in Section 9.14.

“Payout Ratio” means the ratio of cash dividends or distributions (including any redemptions) to common equityholders of the Parent paid or payable for the applicable period to Core Funds from Operations.

“Payment Recipient” has the meaning assigned to it in Section 8.05(a).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Encumbrances” means:

(a)    Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

(b)    pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(c)    deposits to secure the performance of bids, trade contracts, purchase, construction or sales contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(d)    easements, rights-of-way, restrictions, restrictive covenants, encroachments, protrusions and other similar encumbrances affecting Real Property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(e)    uniform commercial code protective filings with respect to personal property leased to a Borrower or any Subsidiary;

(f)    the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; and

(g)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Investments” means:

(a)    direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b)    investments in commercial paper maturing within 270 days from the date of acquisition thereof and having an investment grade credit rating on the date of acquisition;

(c)    investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d)    fully collateralized repurchase agreements with a term of not more than 90 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e)    investments of a Borrower in Subsidiaries and Unconsolidated Affiliates made in accordance with this Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which a Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Plan Assets” means “plan assets” within the meaning of the Plan Assets Regulation or otherwise, subject to Title I of ERISA and/or Section 4975 of the Code.

“Plan Assets Regulation” means 29 C.F.R. §2510.3-101, et seq., as modified by Section 3(42) of ERISA.

“Pledge Agreement” means those certain Pledge and Security Agreements executed by certain of Borrowers in favor of Administrative Agent.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by KeyBank National Association, as its prime rate in effect at its principal office in Cleveland, Ohio; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Property Information” means, with respect to any Real Property proposed for addition as a Borrowing Base Property:

1.         A formal written request (which may be delivered via electronic mail) from the Parent Borrower to add the proposed Real Property as a Borrowing Base Property, including a certification that to Parent Borrower’s knowledge the Real Property is free from all material environmental and material structural issues;

2.         A Borrowing Base Report and Compliance Certificate from the Parent Borrower showing the revised financial covenant calculations (including reasonable detail and backup) and compliance on a pro-forma basis after giving effect to the addition of such Real Property as a Borrowing Base Property;

3.         Property operating statements and rent rolls for such Real Property, as available;

4.         A Borrower Appraisal with respect to such Real Property, or if such Borrower Appraisal is not available, an Acceptable Appraisal with respect thereto;

5.         Customary real estate diligence documents in respect thereof to the extent in a Borrower’s possession or control, including, without limitation, title report, Phase I environmental reports, copies of leases or lease abstracts, sales information, projections, engineering reports, a survey, and a zoning report;

6.         A repositioning plan, if any, to include the budgeted capital improvement costs or leasing strategy, to be reviewed and reasonably approved by Administrative Agent;

7.         A certification from the Parent Borrower and the applicable Borrowing Base Property Owner that such Acceptable Property is insured in accordance with the requirements of this Agreement, including, if any building (or any contents) or structure therein is located in any federally designated “special hazard area” (including any area having special flood, mudslide and/or flood-related erosion hazards, and shown on a Flood Hazard Boundary Map or a Flood Insurance Rate Map published by the Federal Emergency Management Agency as Zone A, AO, Al-30, AE, A99, AH, VO, V1-30, VE, V, M or E), flood insurance in an amount equal to the full replacement cost or the maximum amount then available under the National Flood Insurance Program and otherwise from such providers, on such terms and in such amounts as required by the Flood Disaster Protection Act as amended from time to time or as otherwise required by the Administrative Agent, and in any event in compliance with all applicable flood insurance regulation and Laws;

8.         true and correct copies of all Management Agreements for such Acceptable Property: and

9.         such other customary diligence materials as the Administrative Agent may reasonably request, to the extent such materials are in the possession of Borrowers or are otherwise customarily obtained by Borrowers in connection with their investments.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning set forth in Article VIII.

“Qualified ECP Party” means, in respect of any interest rate cap, swap or other hedging obligation, each Person which is a Credit Party that has total assets exceeding $10,000,000 at the time another Borrower’s guarantee, mortgage and/or other credit or collateral support, of such interest rate cap, swap or other hedging obligation secured pursuant to a Loan Document becomes effective, or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder.

“Real Property” means, collectively, all interest in any land and improvements located thereon (including direct financing leases of land and improvements owned by a Credit Party or any of its Subsidiaries), together with all equipment, furniture, materials, supplies and personal property now or hereafter located at or used in connection with the land and all appurtenances, additions, improvements, renewals, substitutions and replacements thereof now or hereafter acquired by a Credit Party or any of its Subsidiaries.

“Recipient” means Administrative Agent, any Lender, or the Letter of Credit Issuer as applicable.

“Recourse Indebtedness” means any Indebtedness in which the recourse of the applicable creditor or creditors to the obligor for non-payment is not limited solely to such creditor’s lien on an asset or assets, whether direct or indirect, subject to typical non-recourse carve-outs.

“Register” has the meaning set forth in Section 9.04.

“REIT” means a real estate investment trust qualified as such under Sections 856 through 860 of the Code and the regulations promulgated thereunder.

“Related Parties” means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, pumping, pouring, dumping, emptying, injection, deposit, disposal, discharge, dispersal, leaching or migration on or into the indoor or outdoor environment or into or out of any property in violation of applicable Environmental Laws.

“Release Request” has the meaning set forth in Section 2.23(h).

“Remedial Action” means all actions, including without limitation any capital expenditures, required or necessary to (i) clean up, remove, treat or in any other way address any Hazardous Material; (ii) prevent the Release or threat of Release, or minimize the further Release, of any Hazardous Material so it does not migrate or endanger public health or the environment; (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care; or (iv) bring facilities on any property owned or leased by a Borrower or any of its Subsidiaries into compliance with all Environmental Laws.

“Rent Account” means a depositary account in the name of a Borrower maintained at a Borrower Rent Account Bank into which tenants have been instructed to deposit rents, which may include a consolidated account across all Borrowers, provided that such consolidated account does not contain funds from any party that is not a Borrower.

“Request for Credit Extension” means: (a) with respect to a Borrowing (including a Swing Line Loan), conversion or continuation of Loans, a Borrowing Request; (b) with respect to an L/C Credit Extension, the related Request for Letter of Credit and Letter of Credit Application.

“Request for Letter of Credit” means a request for the issuance of a Letter of Credit substantially in the form of Exhibit C.

“Required Lenders” means, as of any date of determination, at least two (2) Lenders having more than 50% of the sum of (i) the aggregate Revolving Commitments or, if the Revolving Commitments of each Revolving Lender have been terminated pursuant to Section 7.02, at least two (2) Lenders holding in the aggregate at least 50% of the aggregate Revolving Credit Exposure of all Lenders, plus (ii) the Outstanding Amount of all Term Loans; provided that the Revolving Commitment of, and the portion of the Revolving Credit Exposure or Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided further that, at any time when there are two (2) or fewer Lenders, Required Lenders shall mean all Lenders that are not Defaulting Lenders.

“Required Revolving Lenders” means, as of any date of determination, at least two (2) Lenders having more than 50% of the aggregate Revolving Commitments or, if the Revolving Commitments of each Revolving Lender have been terminated pursuant to Section 7.02, at least two (2) Lenders holding in the aggregate at least 50% of the aggregate Revolving Credit Exposure of all Lenders; provided that the Revolving Commitment of, and the portion of the Revolving Credit Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders; provided further that, at any time when there are two (2) or fewer Revolving Lenders, Required Revolving Lenders shall mean all Revolving Lenders that are not Defaulting Lenders.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any ownership interests in the Parent, Parent Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such ownership interests in the Parent or Parent Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Parent or the Parent Borrower.

“Revolving Availability” means, as of any date of calculation, the Available Revolving Amount minus the Revolving Principal Obligation, in each case, as of such date.

“Revolving Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder and purchase risk participations in Letters of Credit and Swing Line Loans as set forth on Schedule 2.01.

“Revolving Credit Exposure” means, as to any Revolving Lender at any time, the aggregate Outstanding Amount at such time of its outstanding Revolving Loans and such Lender’s Revolving Percentage of the Outstanding Amount of Letter of Credit Obligations and Swing Line Loans at such time.

“Revolving Loan” means any loan made by a Lender pursuant to Section 2.01.

“Revolving Loan Initial Maturity Date” means November 3, 2024.

“Revolving Loan Maturity Date” means the earlier of (i) the Revolving Loan Initial Maturity Date, as such date may be extended as provided in Section 2.21, (ii) the date on which the Revolving Loans shall become due and payable pursuant to the terms hereof, or (iii) the date upon which Borrower terminates the Revolving Commitments pursuant to Section 2.09 or otherwise.

“Revolving Note” means a promissory note in the form attached hereto as Exhibit D-1 payable to a Lender evidencing certain of the obligations of the Borrowers under the Revolving Loan to such Lender and executed by Borrowers, as the same may be amended, supplemented, modified or restated from time to time; “Revolving Notes” means, collectively, all of such Notes outstanding at any given time.

“Revolving Principal Obligation” means, as of any date of calculation, the sum of: (a) the aggregate Outstanding Amount of the Revolving Loans; plus (b) the aggregate Outstanding Amount of the Letter of Credit Obligations; plus (c) the aggregate Outstanding Amount of the Swing Line Loans.

“Sanction(s)” means any economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by a United States Governmental Authority (including, without limitation, OFAC), a Canadian Governmental Authority, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“Sanctioned Person” means any Person that is (i) any Person listed in any Sanctions-related list of designated Persons maintained by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, Her Majesty’s Treasury, the European Union or any other applicable Governmental Authority or otherwise the subject or target of any Sanctions, (ii) any Person located, operating, organized or resident in a Designated Jurisdiction, (iii) an agency of the government of a Designated Jurisdiction, or (iv) any Person owned or controlled by any Person or agency described in any of the preceding clauses (i) through (iii).

“Secured Indebtedness” means, as of any date of calculation, the portion of Total Indebtedness outstanding on such date that is secured by a Lien on any properties or assets, including any Real Property or Equity Interests, or that otherwise has a priority claim (structural or otherwise) with respect to assets being financed by or subject to such Indebtedness; provided that the Obligations shall not constitute Secured Indebtedness.

“Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Total Secured Indebtedness to (b) Total Asset Value, in each case, as of such date.

“Secured Party” means each of the Administrative Agent, the Letter of Credit Issuer, each Lender, and each holder of Hedging Obligations.

“Secured Recourse Indebtedness” means, as of any date of calculation, the portion of Total Indebtedness outstanding on such date that is both Secured Indebtedness and Recourse Indebtedness; provided that Secured Recourse Indebtedness shall not include Indebtedness under Hedging Agreements related to interest rate hedges or under customary carve-out guaranties and environmental indemnities in connection with Secured Indebtedness of a Borrower or Subsidiary thereof, in each case, so long as no demand for payment or performance thereof has been made.

“SEMS” means the Superfund Enterprise Management System.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Governmental Authority to which the Administrative Agent is subject, with respect to the Adjusted LIBO Rate, for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subsidiary” means, with respect to any Person (the “parent”), at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by parent, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent.

“Subsidiary Borrower” means, each Borrowing Base Property Owner and each Consolidated Owner thereof, including, as of the Effective Date, each Subsidiary of the Parent Borrower set forth on Schedule SB, and each Additional Borrower.

“Subsequent Lender” means a Person that becomes a Lender under this Agreement subsequent to the Effective Date in connection with a Facility Increase Request pursuant to Section 2.22.

“Swap Obligation” means, any Hedging Obligation that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.06(a).

“Swing Line Lender” means KeyBank in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.06(a).

“Swing Line Sublimit” means an amount equal to $25,000,000. The Swing Line Sublimit is part of, and not in addition to, the Revolving Commitments.

“Tangible Net Worth” means, as of any date of calculation, for the Parent, Borrowers, and their Subsidiaries on a consolidated basis in accordance with GAAP, total assets (without deduction for accumulated depreciation) less (1) all intangible assets and (2) all liabilities (including contingent and indirect liabilities), all as determined in accordance with GAAP (unless otherwise indicated herein). The term “intangibles” shall include, without limitation, (i) deferred charges and (ii) the aggregate of all amounts appearing on the assets side of such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, trade names, goodwill, treasury stock, experimental or organizational expenses, straight-line rent accruals and other like intangibles but excluding all amounts for real property acquisitions that have been allocated to lease intangibles. The term “liabilities” shall include, without limitation, (i) Indebtedness secured by liens on property of the Person or other debt with respect to which Tangible Net Worth is being computed whether or not such Person is liable for the payment thereof, (ii) deferred liabilities and (iii) capital lease obligations, but shall exclude all amounts for real property acquisition costs which have been allocated to lease intangibles. Tangible Net Worth shall be calculated on a consolidated basis in accordance with GAAP (unless otherwise indicated herein).

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Term Lender” means any Lender or Subsequent Lender making a Term Loan pursuant to and in accordance with the terms of Section 2.22.

“Term Loan” means a term loan made by a Term Lender on any Facility Increase Date by a Term Lender pursuant to any Term Loan Amendment entered into as of such Facility Increase Date.

“Term Loan Amendment” has the meaning specified in Section 2.22(d).

“Term Loan Commitment” has the meaning specified in Section 2.22(a).

“Term Note” means a promissory note in the form attached hereto as Exhibit D-2 payable to a Lender evidencing certain of the obligations of the Borrowers under the Term Loans to such Lender and executed by Borrowers, as the same may be amended, supplemented, modified or restated from time to time; “Term Notes” means, collectively, all of such Notes outstanding at any given time.

“Titled Agents” means, collectively, each Arranger and any syndication agents or documentation agent named as such on the cover page of this Agreement.

“Total Asset Value” means, as of any date of calculation, the sum of (without duplication) (i) the aggregate Borrowing Base Value of all Borrowing Base Properties, plus (ii) the aggregate Value of all of Borrowers’, Guarantor’s and their Subsidiaries’ Real Property (other than Borrowing Base Properties), plus (iii) the aggregate Value of all of Borrowers’, Guarantor’s and their Subsidiaries’ mortgage loan investments, plus (iv) the amount of any unencumbered cash and cash equivalents, excluding tenant security and other restricted deposits of the Borrowers and their Subsidiaries. For any non-wholly owned Real Properties, Total Asset Value shall be adjusted for Borrower’s, Guarantor’s and Subsidiaries’ Equity Percentage thereof.

“Total Exposure” means, as of any date of calculation, the sum of (i) Revolving Credit Exposure plus (ii) the Outstanding Amount of all Term Loans, in each case, as of such date.

“Total Indebtedness” means, as of any date of calculation, without duplication, all Indebtedness of the Parent, the Borrowers, and their Subsidiaries on a consolidated basis for Borrowers, Guarantor, and their Wholly-Owned Subsidiaries and including the Borrowers’ Equity Percentage of Indebtedness of the Borrower’s non-Wholly-Owned Subsidiaries and Unconsolidated Affiliates.

“Total Leverage Ratio” means, as of any date of calculation, the ratio (expressed as a percentage) of (a) the Indebtedness of Borrower and the Indebtedness of the Guarantor (without duplication) and their Subsidiaries to (b) Total Asset Value.

“Total Secured Indebtedness” means, as of any date of determination, Total Indebtedness that is Secured Indebtedness of the Parent, the Borrowers, and their Subsidiaries determined on a consolidated basis.

“Total Secured Recourse Indebtedness” means, as of any date of determination, Total Indebtedness that is Secured Recourse Indebtedness of the Parent, the Borrowers, and their Subsidiaries determined on a consolidated basis.

“Total Unsecured Indebtedness” means, as of any date of determination, Total Indebtedness that is Unsecured Indebtedness of the Parent, the Borrowers, and their Subsidiaries determined on a consolidated basis, including, without limitation, the Obligations.

“Transactions” means the execution, delivery and performance by the Credit Parties of the Loan Documents, the borrowing of the Loans, and the use of the proceeds thereof.

“Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowings, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 2.17(f)(i)(B)(3).

“UCC” means the Uniform Commercial Code as adopted in the State of New York and any other state, which governs creation or perfection (and the effect thereof) of security interests in any collateral for the Obligations.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unconsolidated Affiliate” means, without duplication, in respect of any Person, any other Person (other than a Person whose stock is traded on a national trading exchange) in whom such Person holds, directly or indirectly, an investment consisting of a voting equity or ownership interest, which investment is accounted for in the financial statements of such Person on an equity basis of accounting.

“Unhedged Variable Rate Debt” means any Indebtedness or portion thereof which is not fixed, capped or otherwise limited pursuant to a Hedging Agreement.

“Unreimbursed Amount” is defined in Section 2.05(c).

“Unsecured Indebtedness” means Total Indebtedness that constitutes general unsecured indebtedness and is not Secured Indebtedness or supported by priority claims on any assets of the obligors thereof, including a borrowing base or exclusive pool; provided that the Obligations shall constitute Unsecured Indebtedness for all purposes hereunder.

“Unsecured Interest Coverage Ratio” means, as of any date, the ratio of (a) the aggregate Adjusted NOI from the Borrowing Base Properties to (b) Unsecured Interest Expense, in each case, for the most recent fiscal quarter, annualized.

“Unsecured Interest Expense” means, as of any date, Interest Expense on the Total Unsecured Indebtedness for the most recently ended fiscal quarter.

“Unsecured Leverage Ratio” means, as of any date of calculation, the ratio (expressed as a percentage) of (a) Total Unsecured Indebtedness to (b) Borrowing Base Value.

“Unused Fee” shall have the meaning set forth in Section 2.12(d).

“Unused Fee Rate” means:

(a) at any time prior to the Collateral Termination Date, a rate equal to (a) twenty five basis points (0.25%) per annum if usage is less than to fifty percent (50%) and (b) twenty basis points (0.20%) per annum if usage is greater than or equal to fifty percent (50%); and

(b) at any time from and after the Collateral Termination Date, a rate equal to (a) twenty basis points (0.20%) per annum if usage is less than to fifty percent (50%) and (b) fifteen basis points (0.15%) per annum if usage is greater than or equal to fifty percent (50%).

“Value” means, as of any date of determination:

(a) at any time prior to the Collateral Termination Date, (i) with respect to any Real Property (other than any Borrowing Base Property), the Borrower Appraised Value (or if no Borrower Appraisal is available therefor, undepreciated cost basis) of such Real Property and (ii) with respect to any mortgage loan investment, the lower of the cost basis or carrying value of such mortgage loan investment; and

(b) at any time from and after the Collateral Termination Date, (i) with respect to any Real Property (other than any Borrowing Base Property) that has been owned by a Borrower or Subsidiary thereof for at least twelve (12) months as of such date, the Adjusted NOI from such Real Property divided by the Capitalization Rate; provided that if the Value for any Real Property as calculated pursuant to this clause (i) would be less than $0, the Value of such Real Estate for the purposes hereof shall be deemed to be $0, (ii) with respect to any Real Property (other than any Borrowing Base Property) that has been owned by a Borrower or Subsidiary thereof for less than twelve (12) months as of such date, any Real Property that is under development, or any Real Property that is undeveloped land, the undepreciated cost basis of such Real Property, and (iii) with respect to any mortgage loan investment, the lower of the cost basis or carrying value of such mortgage loan investment.

“VB One” means VB One, LLC, a Delaware limited liability company.

“Wholly-Owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person. In determining whether a Subsidiary of a Person is a Wholly-Owned Subsidiary, all preferred shareholders of a Subsidiary that is organized as a real estate investment trust shall be disregarded.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means any Borrower and the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02    Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurodollar Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Eurodollar Borrowing”).

Section 1.03    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.04    Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Parent Borrower notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Parent Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

Section 1.05    Benchmark Notification. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to USD LIBOR or with respect to any alternative or successor benchmark thereto, or replacement rate therefor or thereof, including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 2.24(a), will be similar to, or produce the same value or economic equivalence of, USD LIBOR or any other benchmark or have the same volume or liquidity as did USD LIBOR or any other benchmark rate prior to its discontinuance or unavailability.

Section 1.06    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

Section 1.07    Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Issuer Documents related thereto, whether or not such maximum face amount is in effect at such time.

Section 1.08    Amendment and Restatement.

(a)    On the Effective Date, the commitment of each lender that is a party to the Original Credit Agreement but is not a party to this Agreement (an “Exiting Lender”) will be terminated, all outstanding obligations owing to the Exiting Lenders will be repaid in full and each Exiting Lender will cease to be a Lender under the Existing Credit Agreement and will not be a Lender under this Agreement. As of the Effective Date, the remaining “Lenders” under (and as defined in) the Original Credit Agreement shall be Lenders under this Agreement with Commitments as set forth on Schedule 2.01 hereto and by its execution and delivery of this Agreement, each such Lender hereby consents to the execution and delivery of this Agreement and to the non-pro rata reduction of commitments occurring on the Effective Date as a result of the termination of the commitments of the Exiting Lenders, and the concurrent repayment in full of all loans and other obligations owing (whether or not due) to the Exiting Lenders. The parties to this Agreement agree that, upon (i) the execution and delivery by each of the parties hereto of this Agreement and (ii) satisfaction of the conditions set forth in Section 4.01, the terms and provisions of the Original Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation, payment and reborrowing or termination of the “Obligations” (as defined in the Original Credit Agreement). All “Loans” made and “Obligations” incurred under the Original Credit Agreement which are outstanding on the Effective Date, if any, shall continue as Loans and Obligations under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, upon the effectiveness hereof: all references in the “Loan Documents” (as defined in the Original Credit Agreement) to the “Obligations” shall be deemed to refer to the Obligations hereunder.

(b)    Upon the Effective Date, unless expressly terminated or amended and restated in connection herewith, all “Loan Documents” (as defined in the Original Credit Agreement) shall remain in full force and effect and constitute Loan Documents hereunder and all references to the “Administrative Agent”, the “Credit Agreement” and the “Loan Documents” therein shall be deemed to refer to the Administrative Agent, this Agreement and the Loan Documents, respectively. Each Borrower hereby ratifies, confirms, and reaffirms all of its obligations under any such Loan Document to which it is a party and acknowledges and agrees that all Liens in any of its assets and properties created under any such Loan Documents shall continue in full force and effect and shall secure the Obligations and Hedging Obligations (each as defined hereunder).

ARTICLE II

The Loans

Section 2.01    Revolving Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Loans exceeding such Lender's Revolving Commitment, provided, however, that, after making any such Revolving Loans, (a) such Revolving Lender’s Revolving Credit Exposure would not exceed such Revolving Lender’s Revolving Commitment as of such date; (b) the aggregate Revolving Principal Obligations would not exceed the Available Revolving Amount; (c) prior to the Collateral Termination Date, the Total Exposure would not exceed the Borrowing Base; and (d) from and after the Collateral Termination Date, the Total Unsecured Indebtedness would not exceed the Borrowing Base. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans.

Section 2.02    Loans and Borrowings.

(a)    Each Loan shall be made as part of a Borrowing consisting of Revolving Loans or Term Loans, as applicable, made by the Lenders ratably in accordance with their respective Applicable Percentages. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)    Subject to Section 2.13, each Borrowing shall be comprised of ABR Loans and/or Eurodollar Loans as the Borrowers may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

(c)    Each Eurodollar Loan shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of six (6) Eurodollar Borrowings outstanding.

(d)    Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

Section 2.03    Requests for Borrowings. To request a Borrowing, the Parent Borrower shall notify the Administrative Agent of such request not less than (i) with respect to Eurodollar Borrowings, two (2) Business Days before the date of the proposed Borrowing and (ii) with respect to ABR Borrowings, one (1) Business Day before the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in the form of Exhibit E attached hereto and hereby made a part hereof and signed by the Parent Borrower on behalf of the Borrowers. Each such written Borrowing Request shall specify the following information:

(a)    the aggregate amount of the requested Borrowing;

(b)    the intended use of the requested Borrowing, accompanied by such financial and other information as may be reasonably requested by Administrative Agent with respect to the Real Property and investment relating to such requested Borrowing;

(c)    the date of such Borrowing, which shall be a Business Day;

(d)    whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(e)    in the case of a Eurodollar Borrowing, the Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(f)    the location and number of a Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

(g)    If no election as to the Type of Borrowing is specified in the Borrowing Request, then the requested Borrowing shall be an ABR Borrowing. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing. The determination as to whether to fund a requested Borrowing shall be at the sole discretion of the Administrative Agent.

Section 2.04    Funding of Borrowings.

(a)    If Administrative Agent, in its sole discretion, has approved the making of any Loan on account of any requested Borrowing, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Boston, Massachusetts time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrowers by promptly crediting the amounts so received, in like funds, to an account of a Borrower maintained with the Administrative Agent in Boston, Massachusetts, or wire transferred to such other account or in such manner as may be designated by the Parent Borrower in the applicable Borrowing Request.

(b)    Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and each Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrowers, the interest rate applicable to the corresponding Loan made to the Borrowers. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

(c)    Each Lender may: (a) designate its principal office or a branch, subsidiary or Affiliate of such Lender as its lending office (and the office to whose accounts payments are to be credited) for any Eurodollar Loan; (b) designate its principal office or a branch, subsidiary or Affiliate as its lending office (and the office to whose accounts payments are to be credited) for any ABR Loan and (c) change its lending office from time to time by notice to Administrative Agent and Borrowers. In such event, such Lender shall continue to hold the Note, if any, evidencing its loans for the benefit and account of such branch, subsidiary or Affiliate. Each Lender shall be entitled to fund all or any portion of its Commitment in any manner it deems appropriate, consistent with the provisions of this Section 2.04, but for the purposes of this Agreement such Lender shall, regardless of such Lender’s actual means of funding, be deemed to have funded its Commitment in accordance with the interest option selected from time to time by the Borrowers for such Borrowing period.

Section 2.05    Letters of Credit.

(a)    Letter of Credit Commitment.

(i)    Subject to the terms and conditions hereof, on any Business Day during the Availability Period: (A) the Letter of Credit Issuer agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.05: (1) to issue Letters of Credit for the account of the Borrower, in aggregate face amounts that shall be not less than $100,000, as the Borrower may request (except to the extent a lesser amount is requested by the Borrower and agreed by Administrative Agent and the Letter of Credit Issuer), and to amend or extend Letters of Credit previously issued by it; and (2) to honor drawings under the Letters of Credit; and (B) Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower and any drawings thereunder; provided, however that after giving effect to any L/C Credit Extension with respect to any Letter of Credit: (1) the Revolving Principal Obligation will not exceed the Available Revolving Amount; (2) the Revolving Credit Exposure of any Revolving Lender shall not exceed such Revolving Lender’s Revolving Commitment; (3) the Letter of Credit Obligations will not exceed the Letter of Credit Sublimit; (4) prior to the Collateral Termination Date, the Total Exposure would not exceed the Borrowing Base; and (5) from and after the Collateral Termination Date, the Total Unsecured Indebtedness would not exceed the Borrowing Base. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired (without any pending drawing) or that have been drawn upon and reimbursed. The Letter of Credit Issuer shall have the right to approve the form of Letter of Credit requested.

(ii)    The Letter of Credit Issuer shall not issue any Letter of Credit, if: (A) subject to the proviso in clause (B) below and Section 2.05(b)(iii), the expiry date of such Letter of Credit would occur more than twelve (12) months after the date of issuance or last extension, unless the Letter of Credit Issuer has approved such expiry date in its sole discretion; or (B) the expiry date of such Letter of Credit would occur after the date that is thirty (30) days prior to the Stated Revolving Maturity Date, without the consent of the Letter of Credit Issuer, with Borrower agreeing that any such Letter of Credit with an expiry date later than thirty (30) days prior to the Stated Revolving Maturity Date shall be Cash Collateralized on the Letter of Credit Collateralization Date, and in no event shall any Letter of Credit have an expiry date later than twelve (12) months after the Revolving Maturity Date.

(iii)    The Letter of Credit Issuer shall be under no obligation to issue any Letter of Credit if:

(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Letter of Credit Issuer from issuing such Letter of Credit, or any Law applicable to the Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Letter of Credit Issuer shall prohibit, or request that the Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Letter of Credit Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Letter of Credit Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Letter of Credit Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Letter of Credit Issuer in good faith deems material to it (for which the Letter of Credit Issuer is not otherwise compensated hereunder);

(B)    the issuance of such Letter of Credit would violate any Laws or one or more policies of the Letter of Credit Issuer applicable to letters of credit generally;

(C)    such Letter of Credit is to be denominated in a currency other than Dollars;

(D)    such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(E)    any Revolving Lender is at that time a Defaulting Lender, unless the Letter of Credit Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Letter of Credit Issuer (in its sole discretion) with the Borrower or such Revolving Lender to eliminate the Letter of Credit Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.20(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Letter of Credit Obligations as to which the Letter of Credit Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.

(iv)    The Letter of Credit Issuer shall be under no obligation to amend any Letter of Credit if: (A) the Letter of Credit Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(v)    The Letter of Credit Issuer shall act on behalf of Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Letter of Credit Issuer shall have all of the benefits and immunities: (A) provided to Administrative Agent in Article VIII with respect to any acts taken or omissions suffered by Letter of Credit Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article VIII included Letter of Credit Issuer with respect to such acts or omissions; and (B) as additionally provided herein with respect to Letter of Credit Issuer.

(b)    Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i)    Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the Letter of Credit Issuer (with a copy to Administrative Agent) in the form of a Request for Credit Extension, appropriately completed and signed by a Responsible Officer of the Borrower. Such Request for Credit Extension may be sent by fax, by United States mail, by overnight courier, by electronic transmission using the system provided by the Letter of Credit Issuer, by personal delivery or by any other means acceptable to the Letter of Credit Issuer. Such Request for Credit Extension must be received by the Letter of Credit Issuer and Administrative Agent not later than 11:00 a.m. at least five (5) Business Days prior to the proposed issuance date or date of amendment, as the case may be, of any Letter of Credit (or such later date and time as Administrative Agent and the Letter of Credit Issuer may agree in a particular instance in their sole but reasonable discretion). In the case of a request for an initial issuance of a Letter of Credit, such Request for Credit Extension shall specify in form and detail satisfactory to the Letter of Credit Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the Letter of Credit Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, the related Request for Credit Extension shall specify in form and detail satisfactory to the Letter of Credit Issuer: (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the Letter of Credit Issuer may reasonably require. Additionally, the Borrower shall furnish to the Letter of Credit Issuer and Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Letter of Credit Issuer or Administrative Agent may reasonably require.

(ii)    Promptly after receipt of any Request for Credit Extension relating to a Letter of Credit, the Letter of Credit Issuer will confirm with Administrative Agent (by telephone or in writing) that Administrative Agent has received a copy of such Request for Credit Extension from the Borrower and, if not, the Letter of Credit Issuer will provide Administrative Agent with a copy thereof. Unless the Letter of Credit Issuer has received written notice from any Revolving Lender, Administrative Agent or the Borrower, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 4 shall not then be satisfied, then, subject to the terms and conditions hereof, the Letter of Credit Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the Letter of Credit Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Letter of Credit Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender’s Revolving Percentage times the amount of such Letter of Credit. With the approval of Administrative Agent and the Letter of Credit Issuer, the risk participation of each Revolving Lender shall terminate upon the occurrence of the Revolving Maturity Date and the full and final payment of the Obligations (other than the Cash Collateralized Letter of Credit Obligations described below), and the Issuer Documents, rather than this Credit Agreement, shall govern the rights and obligations of Administrative Agent, Letter of Credit Issuer and Borrower with respect to such Letter of Credit Obligations, so long as Borrower has Cash Collateralized all Letter of Credit Obligations then outstanding, to the satisfaction of Administrative Agent and Letter of Credit Issuer, in their respective sole discretion.

(iii)    If the Borrower so requests in any applicable Request for Credit Extension, the Letter of Credit Issuer shall issue a Letter of Credit that has automatic extension provisions (each, an “Auto‑Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the Letter of Credit Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Letter of Credit Issuer, the Borrower shall not be required to make a specific request to the Letter of Credit Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the Letter of Credit Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than thirty (30) days prior to the Stated Maturity Date (subject to Cash Collateralization in accordance with Section 2.05(a)(ii)); provided, however, that the Letter of Credit Issuer shall not permit any such extension if: (A) the Letter of Credit Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (a)(i), clause (a)(ii) or clause (a)(iii) of Section 2.05 or otherwise); or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Non-Extension Notice Date from Administrative Agent, any Revolving Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the Letter of Credit Issuer not to permit such extension.

(iv)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Letter of Credit Issuer will also deliver to the Borrower and Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)    Drawings and Reimbursements; Funding of Participation.

(i)    Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Letter of Credit Issuer shall notify the Borrower and Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by the Letter of Credit Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse the Letter of Credit Issuer through Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the Letter of Credit Issuer by such time, Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Revolving Lender’s Revolving Percentage thereof. In such event, the Borrower shall be deemed to have requested a Revolving Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.03 for the principal amount of Revolving Base Rate Loans, but subject to the amount of the unutilized portion of the Available Revolving Amount and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). Any notice given by the Letter of Credit Issuer or Administrative Agent pursuant to this Section 2.05(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)    Each Revolving Lender (including the Revolving Lender acting as Letter of Credit Issuer) shall upon any notice pursuant to Section 2.05(c)(i) make funds available (and Administrative Agent shall apply Cash Collateral provided for this purpose) for the account of the Letter of Credit Issuer at Administrative Agent’s Office in an amount equal to its Revolving Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by Administrative Agent if notice is provided before 10:00 a.m. on such date, and otherwise on the next Business Day, whereupon, subject to the provisions of Section 2.05(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Base Rate Loan to Borrower in such amount. Administrative Agent shall remit the funds so received to the Letter of Credit Issuer.

(iii)    With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the Letter of Credit Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Lender’s payment to Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.05(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 2.07. No L/C Advance shall be funded or held with Plan Assets.

(iv)    Until each Revolving Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.05(c) to reimburse the Letter of Credit Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Lender’s Revolving Percentage of such amount shall be solely for the account of the Letter of Credit Issuer.

(v)    Each Revolving Lender’s obligation to make Revolving Loans or L/C Advances to reimburse the Letter of Credit Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.05(c), shall be absolute and unconditional and shall not be affected by any circumstance, including: (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Letter of Credit Issuer, the Borrower, or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Potential Default or Event of Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 4.02 (other than delivery of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the Letter of Credit Issuer for the amount of any payment made by the Letter of Credit Issuer under any Letter of Credit, together with interest as provided herein.

(vi)    If any Revolving Lender fails to make available to Administrative Agent for the account of the Letter of Credit Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in Section 2.05(c)(ii), then, without limiting the other provisions of this Credit Agreement, the Letter of Credit Issuer shall be entitled to recover from such Revolving Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Letter of Credit Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Letter of Credit Issuer submitted to any Revolving Lender (through Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d)    Repayment of Participations.

(i)    At any time after the Letter of Credit Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Revolving Lender’s L/C Advance in respect of such payment in accordance with Section 2.05(c), if Administrative Agent receives for the account of the Letter of Credit Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by Administrative Agent), Administrative Agent will distribute to such Revolving Lender its Revolving Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s L/C Advance was outstanding) in the same funds as those received by Administrative Agent.

(ii)    If any payment received by Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.05(c)(i) is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, each Revolving Lender shall pay to Administrative Agent for the account of the Letter of Credit Issuer its Revolving Percentage thereof on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

(e)    Obligations Absolute. The obligation of the Borrower to reimburse the Letter of Credit Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including the following:

(i)    any lack of validity or enforceability of such Letter of Credit, this Credit Agreement, or any other Loan Document;

(ii)    the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Letter of Credit Issuer or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction, except as set forth in Section 2.05(f);

(iii)    any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)    waiver by the Letter of Credit Issuer of any requirement that exists for the Letter of Credit Issuer’s protection and not the protection of the Borrower or any waiver by the Letter of Credit Issuer which does not in fact materially prejudice the Borrower;

(v)    honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;

(vi)    intentionally omitted;

(vii)    any payment by the Letter of Credit Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Letter of Credit Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(viii)    any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the Letter of Credit Issuer. The Borrower shall be conclusively deemed to have waived a claim related to the terms of the respective Letter of Credit, or of any amendments thereto, unless such notice is given as aforesaid.

(f)    Role of Letter of Credit Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the Letter of Credit Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Letter of Credit Issuer, any of its Related Parties nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or related Request for Credit Extension. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Letter of Credit Issuer, any of its Related Parties, nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (viii) of Section 2.05(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the Letter of Credit Issuer, and the Letter of Credit Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the Letter of Credit Issuer’s willful misconduct or gross negligence or the Letter of Credit Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Letter of Credit Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The Letter of Credit Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (known as SWIFT) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.

(g)    Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Documents, the terms hereof shall control.

(h)    Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by the Letter of Credit Issuer and the Borrower when a Letter of Credit is issued the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, Letter of Credit Issuer shall not be responsible to the Borrower for, and Letter of Credit Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the Letter of Credit Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Credit Agreement, including the Law or any order of a jurisdiction where Letter of Credit Issuer or the beneficiary is located, the practice stated in the ISP, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.

Section 2.06    Swing Line Loans.

(a)    The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.06, shall make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in Dollars in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Revolving Percentage of the Outstanding Amount of Revolving Loans and Letter of Credit Obligations of the Revolving Lender acting as Swing Line Lender, may exceed the amount of such Revolving Lender’s Revolving Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Revolving Principal Obligation shall not exceed the Maximum Revolving Commitment, (ii) the aggregate Revolving Credit Exposure of any Revolving Lender at such time shall not exceed such Revolving Lender’s Revolving Commitment, (iii) the Revolving Principal Obligation shall not exceed the Available Revolving Amount, (iv) prior to the Collateral Termination Date, the Total Exposure would not exceed the Borrowing Base; and (v) from and after the Collateral Termination Date, the Total Unsecured Indebtedness would not exceed the Borrowing Base and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.06, prepay under Section 2.09, and reborrow under this Section 2.06. Each Swing Line Loan shall be a Base Rate Loan. Each Swing Line Loan shall be due and payable within ten (10) Business Days of the date such Swing Line Loan was provided and Borrower hereby agrees (to the extent not refinanced as contemplated by Section 2.08(c) below) to repay each Swing Line Loan on or before the date that is ten (10) Business Days from the date such Swing Line Loan was provided. Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Swing Line Loan.

(b)    Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $250,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.06(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Loan Notice, make the amount of its Swing Line Loan available to the Borrower. The Swing Line Lender shall not be required to fund any Swing Line Loan to the extent any Revolving Lender is at such time a Defaulting Lender hereunder.

(c)    Refinancing of Swing Line Loans.

(i)    The Swing Line Lender at any time in its sole discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Lender make a Eurodollar Loan with an Interest Period of one month in an amount equal to such Revolving Lender’s Revolving Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Revolving Base Rate Loans, but subject to the unutilized portion of the Revolving Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Revolving Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.06(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Eurodollar Loan Loan with an Interest Period of one month to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)    If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Borrowing in accordance with Section 2.06(c)(i), the request for Eurodollar Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.06(c)(i) shall be deemed payment in respect of such participation.

(iii)    If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.08(c) by the time specified in Section 2.06(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Lender’s Revolving Loan included in the relevant Revolving Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.06(c)(iii) shall be conclusive absent manifest error.

(iv)    Each Revolving Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.06(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of an Event of Default or Potential Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.06(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d)    Repayment of Participations.

(i)    At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Revolving Percentage thereof in the same funds as those received by the Swing Line Lender.

(ii)    If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 12.04 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to the Swing Line Lender its Revolving Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Credit Agreement.

(e)    Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Lender funds its Eurodollar Loan or risk participation pursuant to this Section 2.06 to refinance such Revolving Lender’s Revolving Percentage of any Swing Line Loan, interest in respect of such Revolving Percentage shall be solely for the account of the Swing Line Lender.

(f)    Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

Section 2.07    Cash Collateral.

(a)    Certain Credit Support Events. If: (i) the Letter of Credit Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing that has not been repaid in accordance with the provisions of this Credit Agreement; (ii) as of the Letter of Credit Collateralization Date, any Letter of Credit Obligations for any reason remains outstanding; (iii) the Borrower shall be required to provide Cash Collateral pursuant to Section 7.02; or (iv) there shall exist a Defaulting Lender; Borrower (in the case of clauses (i) through (iii) above) and either Borrower or Defaulting Lender (in the case of clause (iv) above) shall immediately (in the case of clause (iii) above) or within one (1) Business Day (in all other cases) following any request by Administrative Agent, the Letter of Credit Issuer or the Swing Line Lender, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above after giving effect to Section 2.20(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b)    Grant of Security Interest. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) Administrative Agent, for the benefit of Administrative Agent, the Letter of Credit Issuer, the Swing Line Lender and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.07(c). If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent or the Letter of Credit Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower o the Defaulting Lender, as applicable, will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at KeyBank. Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.

(c)    Application. Notwithstanding anything to the contrary contained in this Credit Agreement, Cash Collateral provided under any of this Section 2.07 or Section 2.05, Section 2.09, Section 2.11, Section 2.20, or Article VII in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific Letter of Credit Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

(d)    Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released to the Person providing such Cash Collateral promptly following: (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 9.04(a)(ii)(F)); or (ii) the determination by Administrative Agent and the Letter of Credit Issuer that there exists excess Cash Collateral; provided, however: (x) that Cash Collateral furnished by or on behalf of the Borrower shall not be released during the continuance of a Potential Default or Event of Default (and following application as provided in this Section 2.07 may be otherwise applied in accordance with Section 7.03; and (y) the Person providing Cash Collateral and the Letter of Credit Issuer or the Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. If the Borrowers shall have provided Cash Collateral due to a failure of a Defaulting Lender to provide such Cash Collateral as and when required under this Credit Agreement, the amount provided by Borrower shall be released to it upon and to the extent such Defaulting Lender shall subsequently provide all or any part of such Cash Collateral in substitution therefor.

Section 2.08    Interest Elections.

(a)    Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrowers may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b)    To make an election pursuant to this Section, the Parent Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.02 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in the form of a Borrowing Request (with proper election made for an interest rate election only) and signed by the Parent Borrower.

(c)    Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.08:

(i)    the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing;

(ii)    the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)    whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)    if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

(v)    If any such Interest Election Request requests a Eurodollar Loan but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.

(d)    Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

(e)    If the Parent Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Eurodollar Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Parent Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.09    Reduction or Early Termination of Revolving Commitments. So long as no Request for Credit Extension is outstanding, Borrowers may terminate the Revolving Commitments, or permanently reduce the aggregate Maximum Revolving Commitment, by giving prior irrevocable written notice to Administrative Agent of such termination or reduction three (3) Business Days prior to the effective date of such termination or reduction (which date shall be specified by Parent Borrower in such notice), provided that: (a) any such partial reduction shall be in an aggregate amount of $25,000,000 or any whole multiple of $5,000,000 in excess thereof; (b) Borrowers may not reduce the Maximum Revolving Commitments to an amount below $100,000,000 except in connection with the termination of all of the Revolving Commitments, and (c) Borrowers shall not terminate or reduce the aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Revolving Principal Obligation would exceed the aggregate Revolving Commitments (except that if such Revolving Principal Obligation consists solely of Letter of Credit Obligations, Borrower may provide Cash Collateral for such Letter of Credit Obligations and terminate the aggregate Revolving Commitments). Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the aggregate Revolving Commitments. Each reduction of the aggregate Revolving Commitments shall be applied to the Revolving Commitment of each Revolving Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the aggregate Revolving Commitments shall be paid on the effective date of such termination. After any reduction of the aggregate Revolving Commitments under this Section 2.09 the Borrower shall not be permitted to request any increase to the Maximum Total Commitment under Section 2.22.

Section 2.10    Repayment of Loans; Evidence of Debt.

(a)    Each Borrower hereby unconditionally, jointly and severally, promises to pay to the Administrative Agent for the account of each Lender the then unpaid Outstanding Amount of each Revolving Loan and all other Revolving Principal Obligations on the Revolving Loan Maturity Date. At the request of each Lender, the Revolving Loans made by such Lender shall be evidenced by a Revolving Note payable to such Lender in the amount of such Lender’s Revolving Commitment.

(b)    The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made, and (ii) the Revolving Loan Maturity Date.

(c)    Each Borrower hereby unconditionally, jointly and severally, promises to pay to the Administrative Agent for the account of each applicable Term Lender the then unpaid Outstanding Amount of each tranche of Term Loans on the applicable Maturity Date thereof. At the request of each Term Lender, the Term Loans made by such Lender shall be evidenced by a Term Note payable to such Lender in the amount of such Lender’s Term Loan Commitment of the applicable tranche.

(d)    Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(e)    The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(f)    The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein, absent manifest error; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

Section 2.11    Prepayment of Loans.

(a)    The Borrowers shall have the right at any time and from time to time to prepay, without penalty, any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section, and subject to Section 2.15, if applicable.

(b)    The Parent Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., Boston, Massachusetts time, three (3) Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., Boston, Massachusetts time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that is an integral multiple of $50,000. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

(c)    In connection with the prepayment of any portion of the Loan prior to the expiration of the Interest Period applicable thereto, the Borrowers shall also pay any applicable expenses pursuant to Section 2.15.

(d)    If, (i) on any day, the Revolving Principal Obligation exceeds the Available Revolving Amount, (ii) on any day prior to the Collateral Termination Date, the Total Exposure exceeds the Borrowing Base, or (iii) on any day from and after the Collateral Termination Date, the Total Unsecured Indebtedness exceeds the Borrowing Base, then, in each case, Borrowers shall pay within two (2) Business Days after demand such excess to Administrative Agent, for the benefit of the Secured Parties, in immediately available funds by prepaying Revolving Loans and Swing Line Loans, and if any portion of such excess still remains after prepaying the Outstanding Amount of all such Loans, Borrower shall Cash Collateralize the Letter of Credit Obligations and/or prepay Term Loans in the amount of such excess.

(e)    Amounts to be applied to the prepayment of the Loans pursuant to any of the preceding subsections of this Section shall be applied, first, to reduce outstanding ABR Loans and next, to the extent of any remaining balance, to reduce outstanding Eurodollar Loans. Within the limits of each Lender’s Commitment and, subject to the terms and conditions of this Agreement, during the Availability Period the Borrowers may prepay Loans under this Section 2.11 and reborrow under Section 2.01.

Section 2.12    Fees.

(a)    Unused Fee. The Borrowers agree to pay to the Administrative Agent for the account of each Lender, an unused fee (the “Unused Fee”), which shall accrue during the period from and including the date of this Agreement to, but excluding, date on which such Commitment terminates, on the actual daily unused amount of the Commitment of such Lender under the Revolving Loans or Letters of Credit at a rate equal to the Unused Fee Rate applicable for such day. Unused Fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifth Business Day of the month following the end of the applicable quarter. All Unused Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day) and shall be based on the then existing Commitments of the Lenders.

(b)    Letter of Credit Fee. The Borrower shall pay to Administrative Agent for the account of each Revolving Lender in accordance, subject to Section 20, with its Revolving Percentage, a fee for each Letter of Credit (the “Letter of Credit Fee”) equal to the Applicable Margin per annum times the daily amount available to be drawn under such Letter of Credit. Such fee shall be: (i) due and payable in quarterly installments in arrears on the first Business Day of each calendar quarter for the preceding calendar quarter, commencing on the first such date to occur after the issuance of any Letter of Credit, on the Revolving Maturity Date, and thereafter (if applicable) on demand; and (ii) computed quarterly in arrears. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, such fee shall accrue at a rate equal to the Applicable Margin plus four percent (4%).

(c)    Fronting Fee and Administrative Charges. The Borrower shall pay to the Letter of Credit Issuer, for its own account, in consideration of the issuance and fronting of Letters of Credit, a fronting fee with respect to each Letter of Credit, at a rate equal to the greater of (a) 0.125% per annum, computed on the face amount available to be drawn under such Letter of Credit, or (b) $500.00. Such fronting fee shall be due and payable upon the issuance of any Letter of Credit and upon any extension thereof. In addition, the Borrower shall pay directly to the Letter of Credit Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Letter of Credit Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(d)    In addition to all fees specified herein, the Borrowers agree to pay to KeyBank and KBCM, for their own account, certain fees for services rendered or to be rendered in connection with the Loans as provided pursuant to the Fee Letter.

(e)    All fees payable hereunder shall be paid on the dates due in immediately available funds. Fees paid shall not be refundable under any circumstances.

Section 2.13    Interest.

(a)    The ABR Loans shall bear interest at the lesser of (x) the Alternate Base Rate plus the Applicable Rate, or (y) the Maximum Rate.

(b)    The Loans comprising each Eurodollar Borrowing shall bear interest at the lesser of (a) the Adjusted LIBO Rate for the Interest Period in effect for such Eurodollar Loan plus the Applicable Rate, or (b) the Maximum Rate.

(c)    Notwithstanding the foregoing, (A) if any principal of or interest on the Loans or any portion thereof or any other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of the Loans, the lesser of (x) 4% plus the rate otherwise applicable to the Loans as provided in the preceding paragraphs of this Section, or (y) the Maximum Rate, or (ii) in the case of any other amount, the lesser of (x) 4% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section, or (y) the Maximum Rate; and (B) after the occurrence of any Event of Default, at the option of the Administrative Agent, or if the Administrative Agent is directed in writing by the Required Lenders to do so, the Loans shall bear interest at a rate per annum equal to the lesser of (x) 4% plus the rate otherwise applicable to the Loans as provided in the preceding paragraphs of this Section, or (y) the Maximum Rate.

(d)    Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Borrowing prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Eurodollar Loan shall be payable on the effective date of such conversion.

(e)    All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

(f)    If, as a result of any restatement of or other adjustment to the financial statements of the Parent or for any other reason, Borrowers, Parent or the Lenders determine that (i) the Total Leverage Ratio as calculated by Parent as of any applicable date was inaccurate and (ii) a proper calculation of the Total Leverage Ratio would have resulted in higher pricing for such period, Borrowers shall immediately and retroactively be obligated to pay to Administrative Agent for the account of the applicable Lenders or the Letter of Credit Issuer, as the case may be, promptly on demand by Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to a Borrower under the Bankruptcy Code of the United States, automatically and without further action by Administrative Agent, any Lender or the Letter of Credit Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of Administrative Agent, any Lender or the Letter of Credit Issuer, as the case may be, under this Agreement. Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.

Section 2.14    Alternate Rate of Interest.

(a)    If prior to the commencement of any Interest Period for a Eurodollar Borrowing but subject to Section 2.24(c):

(i)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(ii)    the Administrative Agent is advised by any Lender that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Eurodollar Loan for such Interest Period;

then the Administrative Agent shall give notice thereof to the Parent Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Parent Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

Section 2.15    Increased Costs.

(a)    If any Change in Law shall:

(i)    subject any Recipient to any Taxes or withholding of any nature with respect to this Agreement, the other Loan Documents, such Lender’s Commitment or the Loans (other than for Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and Connection Income Taxes), or

(ii)    materially change the basis of taxation (except for changes in taxes on gross receipts, income or profits or its franchise tax) of payments to any Recipient of the principal of or the interest on any Loans or any other amounts payable to any Lender or Letter of Credit Issuer under this Agreement or the other Loan Documents, or

(iii)    impose or increase or render applicable any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law and which are not already reflected in any amounts payable by Borrowers hereunder) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Lender, or

(iv)    impose on any Recipient any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, any Letter of Credit, or participation therein, such Lender’s Commitment, or any class of loans or commitments of which any of the Loans or such Lender’s Commitment forms a part;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Letter of Credit Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)    If any Lender or Letter of Credit Issuer determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Letter of Credit Issuer’s capital or liquidity or on the capital or liquidity of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by the Letter of Credit Issuer, to a level below that which such Lender or such Lender’s holding company would have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)    A certificate of a Lender or Letter of Credit Issuer setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Parent Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Lender, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)    Failure or delay on the part of any Lender or Letter of Credit Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or Letter of Credit Issuer notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Letter of Credit Issuer’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16    Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09 or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrowers pursuant to Section 2.18, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Parent Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within thirty (30) days after receipt thereof.

Section 2.17    Taxes.

(a)    All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim, and free and clear of and without deduction or withholding for any Taxes, except as required by Legal Requirements. If any Legal Requirement (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Legal Requirements and, if such Tax is an Indemnified Tax, then the sum payable by the Borrowers shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)    The Borrowers shall timely pay to the relevant Governmental Authority in accordance with Legal Requirements, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)    The Borrowers shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Parent Borrower by a Lender on the Letter of Credit Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error; provided that the determinations in such statement are made on a reasonable basis and in good faith.

(d)    Each Lender and the Letter of Credit Issuer shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that a Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(b) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender or the Letter of Credit Issuer, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and the Letter of Credit Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the Letter of Credit Issuer, as the case may be, under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection.

(e)    As soon as practicable after any payment of Taxes by a Borrower to a Governmental Authority pursuant to this Section 2.17, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f)    (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Parent Borrower and the Administrative Agent, at the time or times reasonably requested by the Parent Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Parent Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Legal Requirements or reasonably requested by the Parent Borrower or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(2)(A), (ii)(2)(B) and (ii)(2)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(i)    Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person:

(A)    any Lender that is a U.S. Person shall deliver to the Parent Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Parent Borrower or the Administrative Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Parent Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), whichever of the following is applicable:

(1)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an electronic copy (or an original if requested by the Parent Borrower or the Administrative Agent) of an executed IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)    an electronic copy (or an original if requested by the Parent Borrower or the Administrative Agent) of an executed IRS Form W-8ECI;

(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or

(4)    to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Parent Borrower or the Administrative Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;

(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Parent Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), an electronic copy (or an original if requested by a Parent Borrower or the Administrative Agent) of any other form prescribed by Legal Requirements as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Legal Requirements to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)    if a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Parent Borrower and the Administrative Agent at the time or times prescribed by Legal Requirements and at such time or times reasonably requested by the Parent Borrower or the Administrative Agent such documentation prescribed by Legal Requirements (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Parent Borrower or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Parent Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)    If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all reasonable third party out-of-pocket expenses (including Taxes) of such indemnified party actually incurred and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund has not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it reasonably deems confidential) to the indemnifying party or any other Person.

(h)    Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the Letter of Credit Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 2.18    Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a)    The Borrowers shall make each payment required to be made by them hereunder (whether of principal, interest, fees or of amounts payable under Section 2.15, Section 2.16 or 2.17, or otherwise) prior to 1:00 p.m., Boston, Massachusetts time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the reasonable discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its main offices in Cleveland, Ohio, except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. If the Administrative Agent receives a payment for the account of a Lender prior to 1:00 p.m., Boston, Massachusetts time, such payment must be delivered to the Lender on the same day and if it is not so delivered due to the fault of the Administrative Agent, the Administrative Agent shall pay to the Lender entitled to the payment interest thereon for each day after payment should have been received by the Lender pursuant hereto until the Lender receives payment, at the Federal Funds Effective Rate. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

(b)    If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c)    If any Lender or Letter of Credit Issuer shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or the participations in the Letter of Credit Obligations resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans or participations and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders and subparticipations in the Letter of Credit Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement, the application of Cash Collateral provided for in Section 2.07 or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against a Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(d)    Unless the Administrative Agent shall have received notice from the Parent Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

(e)    If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or Section 2.18(d), then the Administrative Agent may, in its reasonable discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.19    Mitigation Obligations; Replacement of Lenders.

(a)    Each Lender will notify the Parent Borrower of any event occurring after the date of this Agreement which will entitle such Person to compensation pursuant to Sections 2.13 and 2.15 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, provided that such Person shall not be liable for any costs, fees, expenses, or additional interest due to the failure to provide such notice. If any Lender requests compensation under Section 2.13, or if a Borrower is required to pay any additional amount to any such Person or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to avoid or minimize the amounts payable, including, without limitation, the designation of a different lending office for funding or booking its Loans hereunder or the assignment of its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)    If any Lender requests compensation under Section 2.13, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then such Borrower may, at its sole expense and effort (excluding any costs or expense incurred by such Defaulting Lender), upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts), and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

Section 2.20    Defaulting Lenders.

(a)    Adjustments. Notwithstanding anything to the contrary contained in this Credit Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Credit Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 9.02.

(ii)    Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section VII or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 9.08, shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Letter of Credit Issuer or the Swing Line Lender hereunder; third, to Cash Collateralize the Letter of Credit Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.07; fourth, as Borrower may request (so long as no Potential Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Credit Agreement, as determined by Administrative Agent; fifth, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to: (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Credit Agreement; and (y) Cash Collateralize the Letter of Credit Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Credit Agreement, in accordance with Section 2.07; sixth, to the payment of any amounts owing to the Lenders, the Letter of Credit Issuer or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Letter of Credit Issuer or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; seventh, so long as no Potential Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if: (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share; and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Letter of Credit Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Letter of Credit Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Revolving Credit Exposures and Revolving Percentages hereunder without giving effect to Section 2.20(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.20(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)    Certain Fees.

(A)    A Defaulting Lender (x) shall not be entitled to receive any unused commitment fee payable under Section 2.12 for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender); and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.12.

(B)    Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.07.

(C)    With respect to any fee payable under Section 2.12 or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or clause (B) above, Borrower shall: (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below; (y) pay to the Letter of Credit Issuer and the Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Letter of Credit Issuer’s or the Swing Line Lender’s Fronting Exposure to such Defaulting Lender; and (z) not be required to pay the remaining amount of any such fee.

(iv)    Reallocation of Revolving Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Obligations and Swing Line Loans shall be reallocated among the Revolving Lenders that are Non-Defaulting Lenders in accordance with their respective Revolving Percentages (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that: (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless Borrower shall have otherwise notified Administrative Agent at such time, Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time); and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v)    Cash Collateral. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (y) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.16.

(b)    Defaulting Lender Cure. If Borrowers, Administrative Agent, the Swing Line Lender and the Letter of Credit Issuer agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.20(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 2.21    Extension of Revolving Loan Maturity Date. The Borrowers shall have the right and option to extend the Revolving Loan Maturity Date for a single one-year term, to November 3, 2025, upon satisfaction of the following conditions precedent, which must be satisfied prior to the effectiveness of any extension of the Revolving Loan Initial Maturity Date:

(a)    Extension Request. The Parent Borrower shall deliver written notice of such request (the “Extension Request”) to the Administrative Agent not earlier than the date which is one hundred twenty (120) days prior to the Revolving Loan Initial Maturity Date and not later than the date which is sixty (60) days prior to the Revolving Loan Initial Maturity Date.

(b)    Payment of Extension Fee. The Borrowers shall pay to the Administrative Agent for the pro rata accounts of the Lenders in accordance with their respective Revolving Commitments an extension fee in an amount equal to 0.20% of the Maximum Revolving Commitment on the Revolving Loan Initial Maturity Date, which fee shall, when paid, be fully earned and non-refundable under any circumstances.

(c)    No Default. On the date the Extension Request is given and the effective date of such extension there shall exist no Default or Event of Default.

Section 2.22    Increase in the Maximum Total Commitment; Term Loan Option.

(a)    So long as no Default or Event of Default shall the exist, the Parent Borrower may request an increase in the Maximum Total Commitment (which increase may take the form of an increase to the Maximum Revolving Commitments or one or more tranches of term loan commitments (each, a “Term Loan Commitment”)) to the amount requested by Parent Borrower, which may be effected by doing any or all of the following, as applicable: (x) admitting one or more Subsequent Lenders; or (y) increasing the Revolving Commitment or Term Commitment of any Lender (each, an “Increasing Lender”); subject to the following conditions and Section 2.22(c):

(i)    Parent Borrower shall have delivered to Administrative Agent a written request for such increase (the “Facility Increase Request”) specifying the requested date of the increase (the “Facility Increase Date”), the requested amount of the increase;

(ii)    Borrowers shall, as applicable, execute: (A) new Notes payable to the order of each Subsequent Lender; or (B) replacement Notes payable to the order of each Increasing Lender;

(iii)    after giving effect to any increase in the Lender’s Revolving Commitments and/or new or increased Term Loan Commitment, the Maximum Total Commitment will not exceed $800,000,000;

(iv)    each increase in the Maximum Total Commitment (including the amounts of any Term Loans) shall be in the minimum amount of $25,000,000;

(v)    no Event of Default or Default has occurred and is continuing or would result from such increase in the Maximum Total Commitment;

(vi)    as of the date of such increase, the representations and warranties contained in Section 3 and in each other Loan Document are true and correct in all material respects; except to the extent that such representations and warranties specifically refer to any earlier date, in which case they shall be true and correct as of such earlier date and except that for the purposes of this Section 2.22(a)(vi) the representations and warranties contained in Section 3.04 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01;

(vii)    Borrowers shall pay the applicable Facility Increase Fee;

(viii)    subject to Section 2.22(b)(i), Administrative Agent can successfully syndicate the requested increase of the Maximum Revolving Commitment or the requested Term Loan Commitments; and

(ix)    Borrowers shall not have, prior to the date of such Facility Increase Request or the effective date of the increase requested pursuant thereto, requested or effectuated a reduction of the Maximum Revolving Commitment pursuant to Section 2.09.

(b)    With respect to each Facility Increase Request delivered pursuant to Section 2.22(a)(i), Administrative Agent agrees that:

(i)    Administrative Agent will use its best efforts to syndicate the requested increase of the Maximum Revolving Commitment and/or the requested Term Loan Commitments, as applicable;

(ii)    each Subsequent Lender shall be an Eligible Assignee; and

(iii)    Administrative Agent shall cause: (A) each Increasing Lender to execute a confirmation of such increase in a form acceptable to Administrative Agent; and (B) each Subsequent Lender to execute a joinder to this Agreement in a form acceptable to Administrative Agent.

(c)    Notwithstanding anything else in the foregoing: (i) no admission of any Subsequent Lender shall increase the Commitments of any existing Lender without such existing Lender’s consent; (ii) no Lender shall become an Increasing Lender without such Lender’s consent; and (iii) no increase will be permitted after Borrowers have decreased the Maximum Revolving Commitment under Section 2.09.

(d)    Any increase under this Section 2.22 will be documented by a written confirmation issued by Administrative Agent, and no amendment agreement will be required (unless amendments other than an increase to the Maximum Revolving Commitment are being effected at the time of such increase). If Administrative Agent deems it advisable in its sole discretion, each Borrower and each Lender agree to execute an amendment to this Agreement, in form and substance acceptable to Administrative Agent, to document an increase in the Maximum Revolving Commitment, as requested by Parent Borrower, pursuant to this Section 2.22(d). Upon the effective date of any increase in the Maximum Revolving Commitment pursuant to this Section 2.22, Administrative Agent may unilaterally revise Schedule 2.01 to reflect such increase.

(e)    Any increase in the Maximum Total Commitment in the form of an additional tranche of Term Loans may, if determined necessary by the Administrative Agent and the Lenders providing such Term Loans, in their reasonable discretion, be effected pursuant to one or more amendments (each a “Term Loan Amendment”) executed and delivered by the Credit Parties, the Term Lenders participating in such tranche of Term Loan Commitments, and the Administrative Agent. Each Term Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as are consistent with this Section 2.22 and may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this this Section 2.22 with respect thereto. All Term Loans shall (A) mature on the applicable Maturity Date with respect thereto as set forth in the applicable Term Loan Amendment, but shall not mature earlier than the Revolving Loan Maturity Date or the latest Maturity Date for any then-existing tranche of Term Loans, (B) bear interest at such rates as are agreed upon by the Borrower and the Term Lenders providing such Term Loans, (C) not require scheduled amortization prior to the earliest Term Loan Maturity Date for any tranche of outstanding Term Loans but may permit voluntary prepayment (subject to sub-clause (D) hereof), (D) not rank higher than pari passu in right of payment and with respect to security with all Revolving Loans and any other Term Loans or have different borrower or guarantors as the Borrower and Guarantor with respect to all other Obligations; and (E) shall be treated substantially the same as (and in any event no more favorably than) the Revolving Loans and each tranche of Term Loans; provided that (I) the terms and conditions applicable to any tranche of Term Loans maturing after the latest Maturity Date for any then-existing Term Loans may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after such Maturity Date and (II) each tranche of Term Loans may be priced differently than any other tranche of Term Loans. On any Facility Increase Date on which any Term Loan Commitments are made, subject to the satisfaction of the foregoing terms and conditions, each Term Lender shall become a Lender hereunder with respect to the Term Loans made pursuant thereto and shall fund the applicable Term Loans in accordance with the requirements of the applicable Term Loan Amendment.

Section 2.23    Borrowing Base.

(a)    Initial Borrowing Base. As of the Effective Date, the Borrowing Base shall consist of the Initial Borrowing Base Properties, which Initial Borrowing Base Properties have been accepted by the Lenders.

(b)    Changes in Borrowing Base Calculation. Each change in the Borrowing Base shall be effective upon receipt of a new Borrowing Base Report pursuant to the terms of this Agreement; provided that any increase in the Borrowing Base reflected in such Borrowing Base Report shall not become effective until (a) the first (1st) Business Day following admission of any new Borrowing Base Property (unless such Borrowing Base Property is being acquired on such date with a Borrowing under the Credit Agreement), and (b) the fifth (5th) Business Day following delivery of the new Borrowing Base Report in all other instances.

(c)    Requests for Admission into Borrowing Base. In connection with any request by the Borrowers to add a new Borrowing Base Property, Parent Borrower shall provide Administrative Agent with the Property Information, and the Administrative Agent shall promptly furnish such Real Property Information and other information to the Lenders.

(d)    Eligibility. In order for an Acceptable Property to be eligible for inclusion in the Borrowing Base, such Acceptable Property shall satisfy the following as approved by the Administrative Agent or, if such Real Property does not satisfy the eligibility conditions in this Section 2.23(d), the Required Lenders shall have approved such Acceptable Property for inclusion in the Borrowing Base:

(i)    all Property Information with respect to such Acceptable Property shall be reasonably acceptable to Administrative Agent;

(ii)    the admission of such Acceptable Property into the Borrowing Base shall not breach any obligation of a Borrower under any contractual obligation;

(iii)    any of the acts mentioned in any of the provisions of this Agreement or any other Loan Document, agreement or instrument referred to herein or therein shall be done or omitted; and

(iv)    Borrowers shall have certified to the Administrative Agent and the Required Lenders that (1) the subject Acceptable Property satisfies the criteria to be included in the calculation of the Borrowing Base, (2) no Default (other than a Default that would be cured by the addition of such Acceptable Property to the pool of Borrowing Base) or Event of Default exists under this Agreement and that the addition of such Acceptable Property as a Borrowing Base Property shall not result in any such Default or Event of Default, and (3) that the applicable Borrowing Base Property Owner and each Consolidated Owner thereof has not incurred, and such Borrowing Base Property Owner and the Consolidated Owners thereof and Acceptable Property are not otherwise subject to or obligated under, any Indebtedness other than the Obligations and, after the Collateral Termination Date, other Unsecured Indebtedness permitted pursuant to Section 6.09.

(e)    Approval of Borrowing Base Properties. The admission of any Real Property into the Borrowing Base shall require the prior written approval of the Administrative Agent (not to be unreasonably withheld, conditioned, or delayed). The Administrative Agent shall respond to any such request for admission within ten (10) Business Days following submission by Parent Borrower to Administrative Agent of all of the information required pursuant to Section 2.23(e) hereof, as more particularly set forth in Section 2.23(g) below.

(f)    Joinder/Property Information. An Acceptable Property shall not be admitted into the Borrowing Base until (i) each applicable Borrowing Base Property Owner and Consolidated Owner thereof shall have executed and delivered (or caused to be executed and delivered) to Administrative Agent, for the benefit of the Secured Parties, an Omnibus Joinder Agreement, and (ii) prior to the Collateral Termination Date the Administrative Agent has received such documentation as the Administrative Agent may require to properly pledge the Equity Interests in the applicable Borrowing Base Property Owner and Consolidated Owners thereof and the Rent Account with respect to such Borrowing Base Properties, which shall consist of an amendment to (or new) Security Agreement or an Omnibus Joinder Agreement with respect thereto and the items that were delivered by the Guarantors on the Effective Date pursuant to Section 4.01(b), Section 4.01(c), and Section 4.01(e); provided that no such Borrowing Base Property Owner or Consolidated Owner shall become a Subsidiary Borrower under the Loan Documents until such Person shall have delivered all documentation and other information requested by the Administrative Agent and any Lender in order for Administrative Agent or such Lender to confirm compliance with applicable “know your customer” and Anti-Money Laundering Laws, including without limitation, the PATRIOT Act, and Administrative Agent and each Lender shall have completed such compliance processes with respect to such Borrowing Base Property Owner and the Consolidated Owners thereof.

(g)    Notice of Admission of New Borrowing Base Properties. If, after the date of this Agreement, the Parent Borrower has submitted to the Administrative Agent all of the information required under Section 2.23(c) of this Agreement to establish that an Acceptable Property meets all the requirements to be included in the Borrowing Base set forth in this Section 2.23, then Administrative Agent shall notify Parent Borrower and Lenders within ten (10) Business Days in writing (a) that such Acceptable Property is admitted into the Borrowing Base, and (b) of any changes to the Borrowing Base as a result of the admission of such Acceptable Property into the Borrowing Base. Section

(h)    Release of Borrowing Base Property/Guarantors.

Upon the written request of Parent Borrower delivered to the Administrative Agent at least ten (10) days prior to the requested release date (the “Release Request”), the Administrative Agent shall release a Borrowing Base Property from the Borrowing Base and, if applicable, (i) release any applicable Subsidiary Borrower from its Obligations hereunder solely to the extent such Subsidiary Borrower only owns the Borrowing Base Property (ies) or Equity Interests in the Borrowing Base Property Owner being released and (ii) release any security interest held by the Administrative Agent on behalf of the Lenders in the Equity Interests of any Borrowing Base Property Owner that, after giving effect to the release of the relevant Borrowing Base Property, no longer owns any Real Property that is part of the Borrowing Base; provided that no Default or Event of Default exists before and after giving effect thereto (other than Defaults or Events of Default solely with respect to such Borrowing Base Property that would no longer exist after giving effect to the release of such Borrowing Base Property from the Borrowing Base); provided, further, that Administrative Agent shall have no obligation to release any such obligations without (i) a Borrowing Base Report setting forth in reasonable detail the calculations required to establish the amount of the Borrowing Base without such Borrowing Base Property as of the date of such release, and after giving effect to any such release; (ii) a Compliance Certificate setting forth in reasonable detail the calculations required to show that Borrowers are in compliance with the terms of this Agreement without the inclusion of such Borrowing Base Property in the calculation of the Borrowing Base and the various financial covenants set forth herein, as of the date of such release and after giving effect to any such release; (iii) a certificate of the Borrowers providing that the representations and warranties contained in Article 3 and the other Loan Documents are true and correct in all material respects on and as of the requested release date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; and (iv) prior to the effectiveness of such release, the Borrowers shall make any prepayments required by Section 2.11(d) in connection with such release.

Administrative Agent shall notify Parent Borrower and Lenders in writing within five (5) days following Administrative Agent’s receipt of a Release Request, whether or not a Borrowing Base Property meets all the requirements to be released from the Borrowing Base set forth in this Section 2.23(h), and if the Borrowing Base Property meets all the requirements to be released from the Borrowing Base, then (a) that such Real Property has been released from the Borrowing Base and as applicable, the applicable Subsidiary Borrower(s) have been released from the Obligations and (b) of any changes to the Borrowing Base as a result of the release of such Real Property from the Borrowing Base.

(i)    Exclusion Events. Each of the following events shall be an “Exclusion Event” with respect to a Borrowing Base Property:

(i)    such Borrowing Base Property suffers a Material Environmental Event;

(ii)    any required permit, license, certificate or approval with respect to such Borrowing Base Property lapses or ceases to be in full force and effect and such lapse or termination results in a Material Property Event;

(iii)    the material representations and warranties made by the Credit Parties in this Agreement or any other Loan Documents with respect to such Borrowing Base Property or the Equity Interests in the applicable Borrowing Base Property Owner or Consolidated Owners thereof shall cease to be true and correct in all material respects, except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (2) for purposes of this clause (i), the representations and warranties contained in Section 3.04 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01;

(iv)    Administrative Agent determines in good faith that a Material Property Event has occurred with respect to any Borrowing Base Property due to Casualty, condemnation, or similar event at any Borrowing Base Property after the date such Real Property was admitted into the Borrowing Base (or in the case of an uninsured Casualty, in respect of such Borrowing Base Property, is reasonably likely to become a Material Property Event); or

(v)    a Lien is established against such Borrowing Base Property not permitted by Section 6.01, or any stop notice served on the owner of such Borrowing Base Property, Administrative Agent or a Lender, remains unsatisfied or unbonded for a period of thirty (30) days after the date of filing or service, in each case resulting in a Material Property Event.

Each Borrower shall, promptly after obtaining knowledge thereof, notify the Administrative Agent of the occurrence of any Exclusion Event with respect to any Borrowing Base Property. After the occurrence of any Exclusion Event with respect to any Borrowing Base Property, for so long as such circumstance exists, such Real Property shall no longer be considered a Borrowing Base Property for purposes of determining the Borrowing Base and the Borrowers shall have five (5) Business Days after the occurrence of such Exclusion Event to comply with Section 2.11(d), unless Administrative Agent and the Required Lenders shall otherwise agree. Borrowing Base Properties which have been subject to an Exclusion Event may, at Parent Borrower’s request, be released from the Borrowing Base; provided that such release shall be subject to the conditions for release set forth in Section 2.23(h).

If such Exclusion Event no longer exists, then Parent Borrower may give Administrative Agent written notice thereof (together with reasonably detailed evidence of the cure of such condition) and such Borrowing Base Property shall, effective with the delivery by Parent Borrower of the next Borrowing Base Report, be considered a Borrowing Base Property for purposes of calculating the Borrowing Base as long as such Borrowing Base Property meets all the requirements to be included in the Borrowing Base set forth in this Section 2.23. Any Real Property that is excluded from the Borrowing Base pursuant to this Section 2.23(i) may subsequently be reinstated as a Borrowing Base Property, even if an Exclusion Event exists, upon such terms and conditions as Required Lenders may approve.

Section 2.24    Benchmark Replacement Setting.

(a)    Replacing USD LIBOR. On March 5, 2021, the Financial Conduct Authority (“FCA”), the regulatory supervisor of USD LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12-month USD LIBOR tenor settings. On the earliest of (i) July 1, 2023, (ii) the date that all Available Tenors of USD LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (iii) the Early Opt-in Effective Date, if the then-current Benchmark is USD LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action by or consent of any other party to, this Credit Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis.

(b)    Replacing Future Benchmarks. If any Benchmark Transition Event occurs after the date hereof (other than as described above with respect to USD LIBOR), the then-current Benchmark will be replaced with the Benchmark Replacement for all purposes hereunder and under any Loan Document in respect of any Benchmark setting on the later of (i) as of 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders and the Borrower (together, if applicable, with an amendment to this Credit Agreement implementing such Benchmark Replacement and any applicable Benchmark Replacement Conforming Changes) or (ii) such other date as may be determined by the Administrative Agent, in each case, without any further action or consent of any other party to this Credit Agreement or any other Loan Document, so long as the Administrative Agent has not received, by such time (or, in the case of clause (ii) above, such time as may be specified by the Administrative Agent as a deadline to receive objections, but in any case, no less than five (5) Business Days after the date such notice is provided to the Lenders and the Borrower), written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders; provided, however, that in the event that the then-current Benchmark is not a SOFR-based rate, then the Benchmark Replacement shall be determined in accordance with clause (1) of the definition of “Benchmark Replacement” unless the Administrative Agent has determined that neither of such alternative rates is available. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate.

(c)    Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement (whether in connection with the replacement of USD LIBOR or any future Benchmark), the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement or any other Loan Document.

(d)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section including, without limitation, any determination with respect to a tenor, rate or adjustment, or implementation of any Benchmark Replacement Conforming Changes, the timing of implementation of any Benchmark Replacement or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding on all parties hereto absent manifest error and may be made in its sole discretion and without consent from any other party to this Credit Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section, and shall not be a basis of any claim of liability of any kind or nature by any party hereto, all such claims being hereby waived individually by each party hereto.

(e)    Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR or any alternate rate selected in an Early Opt-in Election), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for such Benchmark (including any Benchmark Replacement) settings and (ii) if such tenor becomes available or representative, the Administrative Agent may reinstate any previously removed tenor for such Benchmark (including any Benchmark Replacement) settings.

(f)    Certain Defined Terms. As used in this Section:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Credit Agreement as of such date.

“Benchmark” means, initially, USD LIBOR; provided that if a replacement for the Benchmark has occurred pursuant to this Section, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.

“Benchmark Replacement” means, for any Available Tenor:

(1)         for purposes of clause (a) of this Section, the first alternative set forth below that can be determined by the Administrative Agent:

(a)          the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration; provided, that, if the Borrower has provided a notification to the Administrative Agent in writing on or prior to the date on which the Benchmark Replacement will become effective that the Borrower has a Swap Contract in place with respect to any of the Loans as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Administrative Agent, in its sole discretion, may decide not to determine the Benchmark Replacement pursuant to this clause (1)(a) for such Benchmark Transition Event or Early Opt-in Election, as applicable; or

(b)          the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment for an Available Tenor of one-month’s duration (0.11448% (11.448 basis points));

provided, however, that if an Early Opt-in Election has been made, the Benchmark Replacement will be the benchmark selected in connection with such Early Opt-in Election; and

(2)         for purposes of clause (b) of this Section, the sum of: (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value, or zero), in each case, that has been selected pursuant to this clause (2) by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;

provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for all purposes of this Credit Agreement and the other Loan Documents.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Credit Agreement and the other Loan Documents).

“Benchmark Transition Event” means, with respect to any then-current Benchmark (other than USD LIBOR), the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.

“Early Opt-in Election” means the occurrence of:

(i)    a notification by the Administrative Agent to each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time incorporate or adopt (as a result of amendment or as originally executed) either a SOFR-based rate (including SOFR or Term SOFR or any other rate based upon SOFR) as a benchmark rate or an alternate benchmark interest rate to replace USD LIBOR (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(ii)    the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.

“Floor” means the benchmark rate floor, if any, provided in this Credit Agreement initially (as of the execution of this Credit Agreement, the modification, amendment or renewal of this Credit Agreement or otherwise) with respect to USD LIBOR.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR” means, for any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org. (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time), on the immediately succeeding Business Day.

“Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“USD LIBOR” means the London interbank offered rate for U.S. dollars.

ARTICLE III

Representations and Warranties

Each Borrower represents and warrants to the Lenders, the Letter of Credit Issuer, and the Administrative Agent that:

Section 3.01    Organization; Powers. Each Credit Party and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, other than VB One and True Mem2016-1, LLC as of the date hereof and prior to the date required by Section 5.20 and except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

Section 3.02    Authorization; Enforceability. The Transactions are within the corporate, partnership or limited liability company powers (as applicable) of the respective Credit Parties and their Subsidiaries and have been duly authorized by all necessary corporate, partnership or limited liability company action. This Agreement and the Loan Documents have been duly executed and delivered by each Credit Party which is a party thereto and constitute the legal, valid and binding obligation of each such Person, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.03    Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or which shall be completed at the appropriate time for such filings under applicable securities laws, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Credit Party or any Subsidiary thereof or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Credit Party or Subsidiary thereof or its assets, or give rise to a right thereunder to require any payment to be made by any Credit Party or any Borrower’s Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Credit Party or any Subsidiary thereof, except pursuant to the Pledge Agreement, the Account Pledge, and Borrower Rent Account Control Agreement.

Section 3.04    Financial Condition; No Material Adverse Change.

(a)    The Borrowers have heretofore furnished to the Lenders audited financial statements from the date of the formation of Parent through December 31, 2018 and management-prepared financial statements as of and for the quarterly fiscal period ended June 30, 2019. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments.

(b)    Since December 31, 2020, no event has occurred which would reasonably be expected to have a Material Adverse Effect.

Section 3.05    Properties.

(a)    Each of the Borrowers and its Subsidiaries has title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes, or Liens permitted under Section 6.01.

(b)    To each Credit Party’s actual knowledge, all franchises, licenses, authorizations, rights of use, governmental approvals and permits (including all certificates of occupancy and building permits) required to have been issued by Governmental Authority to enable all Real Property owned or leased by a Borrower or any of its Subsidiaries to be operated as then being operated have been lawfully issued and are in full force and effect, other than those which the failure to obtain in the aggregate would not be reasonably expected to have a Material Adverse Effect. To each Credit Party’s actual knowledge, no Credit Party or any Subsidiary thereof is in violation of the terms or conditions of any such franchises, licenses, authorizations, rights of use, governmental approvals and permits, which violation would reasonably be expected to have a Material Adverse Effect.

(c)    None of the Credit Parties has received any notice or has any actual knowledge of any pending, threatened or contemplated condemnation proceeding affecting the Borrowing Base Properties or any part thereof, or any proposed termination or impairment of any parking (except as contemplated in any approved expansion approved by Administrative Agent) at the Borrowing Base Properties or of any sale or other disposition of the Borrowing Base Properties or any part thereof in lieu of condemnation, which in the aggregate, are reasonably likely to have a Material Adverse Effect.

Section 3.06    Intellectual Property. To the actual knowledge of each Credit Party, such Credit Party and its Subsidiaries owns, or is licensed to use, all patents and other intellectual property material to its business, and the use thereof by such Credit Party or such Subsidiary does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. To the actual knowledge of each Credit Party, there are no material slogans or other advertising devices, projects, processes, methods, substances, parts or components, or other material now employed, or now contemplated to be employed, by any Credit Party or any Subsidiary of any Credit Party, with respect to the operation of any Real Property, and no claim or litigation regarding any slogan or advertising device, project, process, method, substance, part or component or other material employed, or now contemplated to be employed by any Credit Party or any Subsidiary of any Credit Party, is pending or threatened, the outcome of which could reasonably be expected to have a Material Adverse Effect.

Section 3.07    Litigation and Environmental Matters.

(a)    To the actual knowledge of the Borrowers, except as set forth in Schedule 3.07 attached hereto, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, threatened against or affecting any Credit Party or any Borrower’s Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or in a Material Property Event with respect to any Borrowing Base Property or (ii) that involve this Agreement or the Transactions.

(b)    Except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect or in a Material Property Event with respect to any Borrowing Base Property:

(i)    to the actual knowledge of the Credit Parties, all Real Property leased or owned by a Borrower or any of its Subsidiaries is free from contamination by any Hazardous Material, except to the extent such contamination would not reasonably be expected to cause a Material Adverse Effect or in a Material Property Event with respect to any Borrowing Base Property;

(ii)    to the actual knowledge of the Credit Parties, the operations of each Borrower and its Subsidiaries, and the operations at the Real Property leased or owned by any Borrower or any of its Subsidiaries are in compliance with all applicable Environmental Laws, except to the extent such noncompliance would not reasonably be expected to cause a Material Adverse Effect or in a Material Property Event with respect to any Borrowing Base Property;

(iii)    neither any Borrower nor any of its Subsidiaries have known liabilities with respect to Hazardous Materials and, to the knowledge of each Credit Party, no facts or circumstances exist which would reasonably be expected to give rise to liabilities with respect to Hazardous Materials, in either case, except to the extent such liabilities would not reasonably be expected to have a Material Adverse Effect or in a Material Property Event with respect to any Borrowing Base Property;

(iv)    to each Borrower’s actual knowledge, (A) each Borrower and its Subsidiaries and all Real Property owned or leased by a Borrower or its Subsidiaries have all Environmental Permits necessary for the operations at such Real Property and are in compliance with such Environmental Permits; (B) there are no legal proceedings pending nor, to the knowledge of any Credit Party, threatened to revoke, or alleging the violation of, such Environmental Permits; and (C) none of the Credit Parties have received any notice from any source to the effect that there is lacking any Environmental Permit required in connection with the current use or operation of any such properties, in each case, except to the extent the non-obtainment or loss of an Environmental Permit would not reasonably be expected to have a Material Adverse Effect or in a Material Property Event with respect to any Borrowing Base Property;

(v)    [intentionally deleted];

(vi)    to the actual knowledge of each Credit Party, none of the Credit Parties are subject to any pending legal proceeding alleging the violation of any Environmental Law nor are any such proceedings threatened, in either case, except to the extent any such proceedings would not reasonably be expected to have a Material Adverse Effect or in a Material Property Event with respect to any Borrowing Base Property;

(vii)    [intentionally deleted];

(viii)    to the actual knowledge of each Credit Party, none of the operations of any Borrower or any of its Subsidiaries or of any owner of premises currently leased by a Borrower or any of its Subsidiaries or of any tenant of premises currently leased from a Borrower or any of its Subsidiaries, involve the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Part 261.3 (in effect as of the date of this Agreement) or any state, local, territorial or foreign equivalent, in violation of Environmental Laws; and

(ix)    to the knowledge of the Credit Parties, there is not now (except, in all cases, to the extent the existence thereof would not reasonably be expected to have a Material Adverse Effect or in a Material Property Event with respect to any Borrowing Base Property), on, in or under any Real Property leased or owned by a Borrower or any of its Subsidiaries (A) any underground storage tanks or surface tanks, dikes or impoundments (other than for surface water); (B) any friable asbestos-containing materials; (C) any polychlorinated biphenyls; or (D) any radioactive substances other than naturally occurring radioactive material.

Section 3.08    Compliance with Laws and Agreements; No Default. Each of the Credit Parties and their Subsidiaries is in material compliance with all Legal Requirements (including all Environmental Laws) applicable to it or its property and all indentures, agreements and other instruments binding upon it or to its knowledge, its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

Section 3.09    Investment and Holding Company Status. Neither any of the Credit Parties nor any Borrower’s Subsidiaries is (a) an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

Section 3.10    Taxes. Each Credit Party and each Borrowers’ Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves or (b) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect or in a Material Property Event with respect to any Borrowing Base Property.

Section 3.11    ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. Neither any Borrower nor any of its Subsidiaries have any Plans as of the date hereof. As to any future Plan the present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) will not exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) will not exceed the fair market value of the assets of all such underfunded Plans.

Section 3.12    Disclosure. To the actual knowledge of the Borrowers, each Borrower has disclosed or made available to the Lenders all agreements, instruments and corporate or other restrictions to which it, any other Credit Party, or any of its Subsidiaries is subject, and all other matters known to it, that, in the aggregate, would reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

Section 3.13    Solvency. As of the Effective Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents (including any contribution rights under the Guaranty), including all Loans made or to be made hereunder on the date of each Borrowing, each Credit Party is not insolvent on a balance sheet basis such that the sum of such Person’s assets exceeds the sum of such Person’s liabilities, each Credit Party is able to pay its debts as they become due, and each Credit Party has sufficient capital to carry on its business.

Section 3.14    Margin Regulations. Neither any Borrower nor any Subsidiary of a Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board), and no proceeds of the Loans will be used to purchase or carry any margin stock.

Section 3.15    Subsidiaries; REIT Qualification. As of the Effective Date, no Person owns any Equity Interests in the Borrowing Base Properties except as set forth on Schedule 3.14 attached hereto. Each Borrower qualifies as a “qualified REIT subsidiary” under Section 856 of the Code. The Parent is a Maryland corporation duly organized pursuant to articles of incorporation filed with the Maryland Department of Assessments and Taxation, and is in good standing under the laws of Maryland. The Parent conducts its business in a manner which enables it to qualify as a real estate investment trust under, and to be entitled to the benefits of, §856 of the Code, and has elected to be treated as and will be entitled to the benefits of a real estate investment trust thereunder.

Section 3.16    OFAC; Anti-Money Laundering. None of the Credit Parties, any of the other Subsidiaries, or any other Affiliate thereof is (or will be) (i) a Sanctioned Person, (ii) located, organized or resident in a Designated Jurisdiction, (iii) to the best of each Borrower’s knowledge, without any independent inquiry, is or has been (within the previous five (5) years) engaged in any transaction with any Sanctioned Person or any Person who is located, organized or resident in any Designated Jurisdiction to the extent that such transactions would violate Sanctions, or (iv) has violated any Anti-Money Laundering Law in any material respect. Each Credit Party and its Subsidiaries, and to the knowledge of the Credit Parties, each director, officer, employee, agent and Affiliate of the Credit Parties and each such Subsidiary, is in compliance with the Anti-Corruption Laws in all material respects. The Credit Parties have implemented and maintain in effect policies and procedures designed to promote and achieve compliance with the Anti-Corruption Laws and applicable Sanctions.

Section 3.17    EEA Financial Institution. No Credit Party is an EEA Financial Institution.

Section 3.18    Borrowing Base Properties. To each Borrower’s knowledge and except (i) as disclosed in the Real Property Information delivered to Administrative Agent, and (ii) where the failure of any of the following to be true and correct would not constitute a Material Adverse Effect or result in a Material Property Event with respect to any Borrowing Base Property:

(a)    Each Borrowing Base Property Owner has good record and marketable title in fee simple to all Borrowing Base Properties necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in a Material Property Event with respect to such Borrowing Base Property. Each applicable Borrowing Base Property Owner has good record and marketable fee simple title to the Borrowing Base Property owned by such Borrowing Base Property Owner, subject only to Liens permitted by Section 6.01. All of the outstanding Equity Interests in each Borrowing Base Property Owner have been validly issued, are fully paid and nonassessable and are owned by a Borrower or a Wholly Owned Subsidiary thereof free and clear of all Liens (other than Liens permitted by Section 6.01).

(b)    Each Borrowing Base Property complies in all material respects with all Legal Requirements, including all subdivision and platting requirements, without reliance on any adjoining or neighboring property. No Credit Party has received any written notice or written claim from any Person that a Borrowing Base Property, or any use, activity, operation, or maintenance thereof or thereon, is not in compliance with any Legal Requirement, and has no knowledge of any such noncompliance except as disclosed to Administrative Agent;

(c)    The Credit Parties have not directly or indirectly conveyed, assigned, or otherwise disposed of, or transferred (or agreed to do so), other than pursuant to Permitted Liens, any development rights, air rights, or other similar rights, privileges, or attributes with respect to a Borrowing Base Property, including those arising under any zoning or property use ordinance or other Legal Requirements;

(d)    All utility services necessary for the use of each Borrowing Base Property and the operation thereof for their intended purpose are available at each Borrowing Base Property;

(e)    The current use of each Borrowing Base Property complies in all material respects with all applicable zoning ordinances, regulations, and restrictive covenants affecting such Borrowing Base Property, all use restrictions of any Governmental Authority having jurisdiction have been satisfied;

(f)    Except as disclosed in writing to the Administrative Agent, the rent rolls delivered to the Administrative Agent with respect thereof are true, correct and complete in all material respects and the Leases referred to thereon are all valid and in full force and effect; (ii) the Leases (including modifications thereto) are in writing, and there are no oral agreements with respect thereto; (iii) the copies of each of the Leases (if any) delivered to the Administrative Agent are true, correct and complete in all material respects and have not been modified (or further modified); (iv) to the knowledge of any Credit Party, no material defaults exist under any of the Leases by any party (including any guarantor) thereto that, individually or in the aggregate with respect to all such defaults that could reasonably be expected to be a Material Property Event; (v) no Credit Party has any knowledge of any presently effective notice of termination or notice of default given by any tenant in writing under any other Leases that individually or in the aggregate could reasonably be expected to be a Material Property Event; (vi) no Credit Party has made any presently effective assignment or pledge of any of the Leases, the rents or any interests therein except to the Administrative Agent; (vii) no tenant or other party has an option or right of first refusal to purchase all or any portion of any Borrowing Base Property; (viii) no tenant has the right to terminate any Lease prior to expiration of the stated term of such Lease (except as a result of counterparty breach, casualty, condemnation or other customary basis of a right to terminate); and (ix) no tenant has prepaid more than one month’s rent in advance (except for bona fide security deposits);

(g)    No Borrowing Base Property is the subject of any pending or, to any Credit Party’s knowledge, threatened condemnation or material adverse zoning proceeding for which Administrative Agent has not been notified in writing; and

(h)    Each Borrowing Base Property complies with the conditions to be included as a Borrowing Base Property under Section 2.23(d)(ii) and, except as previously disclosed to the Administrative Agent in writing, no Exclusion Event with respect to any such Borrowing Base Property has occurred.

ARTICLE IV

Conditions

Section 4.01    Effective Date. The obligations of the Lenders and Letter of Credit Issuer to make Credit Extensions hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)    The Administrative Agent (or its counsel) shall have received from each Credit Party either (i) a counterpart of this Agreement and all other Loan Documents to which it is party signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of each such Loan Document other than the Notes) that such party has signed a counterpart of the Loan Documents, together with copies of all Loan Documents.

(b)    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Wick Phillips Gould & Martin, LLP, counsel for the Borrowers and the Guarantor, and such other counsel as the Administrative Agent may approve, covering such matters relating to the Credit Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. The Borrowers hereby requests such counsel to deliver such opinion.

(c)    The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Credit Parties, the authorization of the Transactions and any other legal matters relating to the Credit Parties, this Agreement (including each Credit Party’s compliance with Section 9.14 and other customary “know your customer” requirements) or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

(d)    The Administrative Agent shall have received a Compliance Certificate and a Borrowing Base Certificate, each dated the date of this Agreement and signed by a Financial Officer of the Parent Borrower, in form and substance satisfactory to the Administrative Agent.

(e)    The Administrative Agent shall have received searches of Uniform Commercial Code (“UCC”) filings (or their equivalent) together with such other customary lien, litigation and bankruptcy searches as the Administrative Agent may require.

(f)    The Administrative Agent shall have received the fees required to be paid on the Effective Date under the Fee Letter and all other fees and amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

(g)    The Administrative Agent shall have received required Property Information with respect to each Initial Borrowing Base Property.

(h)    The representations and warranties of each Credit Party set forth in this Agreement or in any other Loan Document shall be true and correct on and as of the Effective Date.

(i)    At the time of and immediately after giving effect to the making of the Loans, no Default shall have occurred and be continuing.

(j)    [Intentionally Omitted].

(k)    Upon the reasonable request of any Lender made at least ten (10) days prior to the Effective Date, each Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, in each case at least five (5) days prior to the Effective Date.

(l)    At least five (5) days prior to the Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower to each requesting Lender.

Section 4.02    Each Borrowing. The obligation of each Lender (as applicable) to make a Loan on the occasion of any Borrowing or other Credit Extension is subject to the satisfaction of the following conditions:

(a)    The representations and warranties of each Credit Party set forth in this Agreement or in any other Loan Document shall be true and correct on and as of the date of such Credit Extension.

(b)    At the time of and immediately after giving effect to such Credit Extension, no Default shall have occurred and be continuing.

(c)    With respect to any requested Borrowings, the Borrowers shall have complied with Section 2.02.

(d)    In the case of a Letter of Credit, the Letter of Credit Issuer shall have received a Request for Letter of Credit and a Letter of Credit Application executed by the Parent Borrower, and shall have countersigned the same.

(e)    Each Request for Credit Extension (other than a Borrowing Request requesting only a conversion of Loans to the other Type of Loan, or a continuation of Eurodollar Rate Loans) shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in this Section.

ARTICLE V

Affirmative Covenants

Until the principal of and interest on the Loans and all fees payable hereunder shall have been paid in full, and all Letters of Credit have expired or been fully Cash Collateralized, each Borrower covenants and agrees with the Lenders and Letter of Credit Issuer that:

Section 5.01    Financial Statements; Ratings Change and Other Information. The Borrowers will furnish to the Administrative Agent and each Lender:

(a)    within 120 days after the end of each fiscal year of the Parent, the Parent’s audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, together with all notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b)    within 60 days after the end of each fiscal quarter of each fiscal year of the Parent, the Parent’s consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year and including supporting notes and schedules, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Parent on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c)    concurrently with any delivery of financial statements under clause (a) or (b) above, a compliance certificate of a Financial Officer of the Parent (the “Compliance Certificate”) in the form of Exhibit B attached hereto;

(d)    within 60 days after the end of each fiscal quarter of each fiscal year of the Parent, an updated Borrowing Base Report executed by a Financial Officer of the Parent and a Borrowing Base Report;

(e)    [Intentionally Omitted]; and

(f)    promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Credit Party or any Subsidiary of a Borrower, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may reasonably request.

Section 5.02    Financial Tests. The Parent and the Borrowers shall have and maintain at all times, on a consolidated basis, tested as of the close of each calendar quarter:

(a)    A Total Leverage Ratio not to exceed (i) at any time prior the Collateral Termination Date, sixty-five percent (65%) and (ii) at any time from and after the Collateral Termination Date, sixty percent (60%); provided, that if the Total Leverage Ratio is greater than 60% after the occurrence of the Collateral Termination Date, then the Borrowers shall be deemed to be in compliance with this Section 5.02(a) so long as (i) the Borrowers completed a Material Acquisition during the quarter in which the Total Leverage Ratio first exceeded 60%, (ii) the Total Leverage Ratio does not exceed 60% for a period of more than four (4) fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (iii) the Total Leverage Ratio is not greater than 65% at any time, and (iv) the Borrowers have not been deemed to be in compliance with this Section 5.02(a) pursuant to this proviso (or in compliance with Section 5.02(k) pursuant to the proviso thereto) more than two (2) times (each time for up to four (4) fiscal quarters) since the Effective Date;

(b)    A minimum Fixed Charge Coverage Ratio of not less than (i) prior to the Collateral Termination Date 1.60:1.00 and (ii) at any time from and after the Collateral Termination Date, 1.75 to 1.0;

(c)    Tangible Net Worth at all times of not less than the sum of (i) $1,250,000,000, plus (ii) 80% of the net proceeds of all equity issuances of the Parent or Parent Borrower raised after the Effective Date;

(d)    At any time from and after the Collateral Termination Date, a Secured Leverage Ratio not to exceed forty percent (40%); provided, that if the Secured Leverage Ratio is greater than 40% after the occurrence of the Collateral Termination Date, then the Borrowers shall be deemed to be in compliance with this Section 5.02(d) so long as (i) the Borrowers completed a Material Acquisition financed principally with Secured Indebtedness during the quarter in which the Secured Leverage Ratio first exceeded 40%, (ii) the Secured Leverage Ratio does not exceed 40% for a period of more than four (4) fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (iii) the Secured Leverage Ratio is not greater than 45% at any time, and (iv) the Borrowers have not been deemed to be in compliance with this Section 5.02(d) pursuant to this proviso (or in compliance with Section 5.02(a) or Section 5.02(k) pursuant to the proviso thereto) more than two (2) times (each time for up to four (4) fiscal quarters) since the Effective Date;

(e)    At any time from and after the Collateral Termination Date, Total Secured Recourse Indebtedness shall not exceed an aggregate principal amount equal to ten percent (10%) of Total Asset Value at any one time outstanding;

(f)    A maximum Payout Ratio of ninety five percent (95%);

(g)    A minimum Liquidity of $10,000,000 at all times;

(h)    The aggregate Unhedged Variable Rate Debt of the Parent and its Subsidiaries shall not exceed thirty percent (30%) of Total Asset Value;

(i)    At any time prior to the Collateral Termination Date, Recourse Indebtedness (other than the Obligations) of the Parent shall not exceed an aggregate principal amount equal to fifteen percent (15%) of Total Asset Value at any one time outstanding;

(j)    The Borrowers shall maintain a minimum of five hundred (500) Borrowing Base Properties at all times with a combined Borrowing Base Value of no less than $50,000,000.00;

(k)    An Unsecured Leverage Ratio not to exceed, at any time from and after the Collateral Termination Date, sixty percent (60%); provided, that if the Unsecured Leverage Ratio is greater than 60% after the occurrence of the Collateral Termination Date, then the Borrowers shall be deemed to be in compliance with this Section 5.02(k) so long as (i) the Borrowers completed a Material Acquisition financed principally with Loans or other Unsecured Indebtedness during the quarter in which the Unsecured Leverage Ratio first exceeded 60%, (ii) the Unsecured Leverage Ratio does not exceed 60% for a period of more than four (4) fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (iii) the Unsecured Leverage Ratio is not greater than 65% at any time, and (iv) the Borrowers have not been deemed to be in compliance with this Section 5.02(k) pursuant to this proviso (or in compliance with Section 5.02(a) or Section 5.02(d) pursuant to the proviso thereto) more than two (2) times (each time for up to four (4) fiscal quarters) since the Effective Date; and

(l)    A minimum Unsecured Interest Coverage Ratio of not less than, at any time from and after the Collateral Termination Date, 2.00 to 1.0.

Section 5.03    Notices of Material Events. Each Borrower will furnish to the Administrative Agent and each Lender written notice of the following promptly after it becomes aware of same (unless specific time is set forth below):

(a)    the occurrence of any Default under this Agreement;

(b)    within fifteen (15) Business Days after the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Credit Party or any Affiliate thereof that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;

(c)    within fifteen (15) Business Days after the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in liability of the Borrowers and their Subsidiaries in an aggregate amount exceeding $10,000,000.00; and

(d)    any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect.

  Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of Parent Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.04    Existence; Conduct of Business. Each Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under this Agreement. Each Borrower must at all times be a wholly owned Subsidiary of Parent Borrower. The Borrowers may not be organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

Section 5.05    Payment of Obligations. Each Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, would result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse Effect.

Section 5.06    Maintenance of Properties; Insurance.

(a)    Each Borrower will, and will cause each of its Subsidiaries to, (i) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (ii) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are reasonable and customary for similarly situated Real Properties.

(b)    Each Borrower will pay and discharge, or cause to be paid and discharged, all taxes, assessments, maintenance charges, permit fees, impact fees, development fees, capital repair charges, utility reservations and standby fees and all other similar impositions of every kind and character charged, levied, assessed or imposed against any interest in any of its material Real Properties owned by it or any of its Subsidiaries, as they become payable and before they become delinquent. The Borrowers shall furnish receipts evidencing proof of such payment to the Administrative Agent promptly after payment and before delinquency.

Section 5.07    Books and Records; Inspection Rights.

(a)    Each Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.

(b)    Each Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice and subject to rights of tenants, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

Section 5.08    Compliance with Laws. Each Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 5.09    Use of Proceeds. The proceeds of the Loans and Letters of Credit will be used solely to fund a portion of the cost to consummate the acquisition of Real Properties consisting of single family homes or 2-4 unit multifamily properties and for other general corporate purposes of the Borrowers and their Subsidiaries.

Section 5.10    Fiscal Year. Borrower shall maintain as its fiscal year the twelve (12) month period ending on December 31 of each year.

Section 5.11    Environmental Matters. Each Borrower shall comply and shall cause each of its Subsidiaries and each Real Property owned or leased by such parties to comply in all material respects with all applicable Environmental Laws currently or hereafter in effect, except to the extent noncompliance would not reasonably be expected to have a Material Adverse Effect.

Section 5.12    Collateral Requirement.

(a)    General Requirement. The Obligations and the Hedging Obligations shall be secured by a perfected first priority lien and security interest to be held by the Administrative Agent for the benefit of the Secured Parties, pursuant to the terms of the Security Documents, in all of the Collateral.

(b)    Release of Collateral. Upon the refinancing or repayment of the Obligations in full, then, unless otherwise agreed with respect to the Hedging Obligations, the Administrative Agent shall release the Collateral from the lien and security interest of the Security Documents.

(c)    Collateral Termination Date. Provided no Default or Event of Default shall have occurred and be continuing (or would exist immediately after giving effect to the transactions contemplated by this Section 5.12(c)), the Administrative Agent shall release the Collateral for the Obligations, promptly upon the request of Parent Borrower subject to the following terms and conditions: (any date of such release, a “Collateral Termination Date”):

(i)    no Default or Event of Default exists before and after giving effect thereto;

(ii)    Parent Borrower shall deliver to the Administrative Agent with such request a Compliance Certificate setting forth in reasonable detail the calculations evidencing compliance (on a pro forma basis) with the financial covenants set forth in Section 5.02(a) (Total Leverage Ratio), (b) (Fixed Charge Coverage Ratio), (d) (Secured Leverage Ratio), (e) (Secured Recourse Indebtedness Limitation), and (l) (Unsecured Interest Coverage Ratio), in each case, that would be applicable after giving effect to the requested Collateral Termination Date;

(iii)    all Bridge Loans shall have been paid in full;

(iv)    all release documents and related escrow arrangements to be executed by the Administrative Agent shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(v)    Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with such release, including without limitation, reasonable and documented outside attorneys’ fees.

The Administrative Agent shall notify Borrowers and the Lenders of the occurrence of the Collateral Termination Date.

Section 5.13    Further Assurances. At any time upon the request of the Administrative Agent, Borrowers will, promptly and at the Borrowers’ expense, execute, acknowledge and deliver such further documents and perform such other acts and things as the Administrative Agent may reasonably request to evidence the Loans made hereunder and interest thereon in accordance with the terms of this Agreement.

Section 5.14    Bank Accounts. The Credit Parties shall use commercially reasonable efforts to maintain with KeyBank all corporate-level accounts and, to the extent not required to be maintained with another applicable lender of Indebtedness permitted hereunder, all escrow or reserve accounts of the Credit Parties and their Subsidiaries . The Credit Parties shall also use commercially reasonable efforts to utilize KeyBank (and cause each Subsidiary thereof to utilize KeyBank) for all cash management services.

Section 5.15    Parent Covenants. The Parent will:

(a)    own, directly or indirectly, at least fifty one percent (51%) of the limited partnership interests in the Parent Borrower, free and clear of all Liens;

(b)    maintain management and control of Parent Borrower;

(c)    conduct substantially all of its operations through Parent Borrower and/or one or more of Parent Borrower’s Subsidiaries;

(d)    comply with all Legal Requirements to maintain, and, will at all times elect, qualify as and maintain, its status as a real estate investment trust under Section 856(c)(i) of the Code; and

(e)    subject to the terms of the Loan Documents, promptly contribute to Parent Borrower the net proceeds of any stock sales or debt offerings, except for amounts reasonably necessary to supply the working capital of the Parent.

Section 5.16    Borrowing Base Properties. Except where the failure to comply with any of the following would not constitute a Material Property Event with respect to any Borrowing Base Property then in the Borrowing Base, each Borrower and each other Credit Party shall:

(a)    Pay all real estate and personal property taxes, assessments, water rates or sewer rents, ground rents, maintenance charges, impositions, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining any Borrowing Base Property, now or hereafter levied or assessed or imposed against any Borrowing Base Property or any part thereof prior to delinquency (except those which are being contested in good faith by appropriate proceedings diligently conducted);

(b)    Promptly pay (or cause to be paid) prior to delinquency all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with any Borrowing Base Property (except those which are being contested in good faith by appropriate proceedings diligently conducted), and in any event never permit to be created or exist in respect of any Borrowing Base Property or any part thereof any other or additional Lien or security interest other than Liens permitted by Section 6.01;

(c)    Operate the Borrowing Base Properties in a good and workmanlike manner and in all material respects in accordance with all Legal Requirements in accordance with such Credit Party’s prudent business judgment; and

(d)    To the extent owned and controlled by a Credit Party, preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to each Borrowing Base Property.

Section 5.17    Environmental Matters. Each Borrower shall, and shall cause each other Credit Party to:

(a)    Use reasonable efforts to keep the Borrowing Base Properties free of Contamination;

(b)    Promptly deliver to Administrative Agent a copy of each final report pertaining to any Borrowing Base Property or to any Credit Party prepared by or on behalf of such Credit Party pursuant to a material violation of any Environmental Law; and

(c)    As soon as practicable advise Administrative Agent in writing of any Environmental Claim or of the discovery of any Contamination on any Borrowing Base Property, as soon as any Credit Party first obtains knowledge thereof, including a description of the nature and extent of the Environmental Claim or Hazardous Material and all relevant circumstances.

Section 5.18    Accounts. In order to further secure performance by the Credit Parties of the payment and performance of the Obligations, (i) the Borrowers will use commercially reasonable efforts to cause each Borrowing Base Property Owner to establish any new account opened by such Borrowing Base Property Owner in the ordinary course of business for cash management and depository services with the Administrative Agent, and (ii) each Rent Account shall be pledged as collateral to the Administrative Agent, for the benefit of the Secured Parties, and, if maintained with a depository other than the Administrative Agent, the applicable Borrowing Base Property Owner shall enter into a Borrower Rent Account Control Agreement with respect thereto. Provided no Event of Default shall be in existence, the Borrowers shall have full access to and the full use and benefit of all amounts on deposit in each respective Rent Account. After the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have sole control and dominion over such Rent Account and may apply all funds on deposit in each such Rent Account to the repayment of the Obligations. To the extent that any collections of such rental and other payments are not sent directly to a Rent Account but are received by any Credit Party or property manager, such collections shall be held in trust for the benefit of the Administrative Agent and promptly remitted, in the form received, to the applicable Rent Account.

Section 5.19    Keepwell. Each Credit Party that is a Qualified ECP Party at the time that the Agreement becomes effective with respect to any Hedging Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Borrower that is not then an “eligible contract participant” under the Commodity Exchange Act (a “Specified Party”) to honor all of its obligations under the Agreement in respect of Hedging Obligations (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Party’s obligations and undertakings under this Section 5.19 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Party under this Section 5.19 shall remain in full force and effect until the Loans have been repaid in full. Each Qualified ECP Party intends this Section 5.19 to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Party for all purposes of the Commodity Exchange Act.

Section 5.20    Post-Closing Good Standings. The Borrowers shall deliver to the Administrative Agent within thirty (30) days of the date hereof (or such later date as Administrative Agent in its sole discretion may agree), evidence dated within thirty (30) days of such delivery that each of VB One and True Mem2016-1, LLC is validly existing and in good standing in the State of Tennessee.

ARTICLE VI

Negative Covenants

Until the principal of and interest on the Loans and all other amounts due and payable hereunder have been paid in full, and all Letters of Credit have expired or been fully Cash Collateralized, each Borrower covenants and agrees with the Lenders and Letter of Credit Issuer that:

Section 6.01    Liens. Neither the Parent nor any Borrower will create, incur, assume or permit to exist any Lien on (a) the Collateral other than (i) a first priority security interest in and upon the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, (ii) non-consensual Liens, if any, imposed on the property of any Credit Party not yet delinquent or being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with GAAP have been set aside on the applicable Credit Party’s books and which do not otherwise constitute an Event of Default, and (iii) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights or remedies as to deposit accounts or securities accounts, or (b) any of the Borrowing Base Properties or any direct or indirect Equity Interest in any Borrowing Base Property Owner, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except solely with respect to the Borrowing Base Properties, Permitted Encumbrances.

Section 6.02    Fundamental Changes. Neither the Parent nor any Borrower will, nor will they permit any of their Subsidiaries to:

(a)    merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets of a Borrower or all or substantially all of the stock of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve;

(b)    sell, transfer, lease or otherwise dispose of any of its assets to the extent such transaction would result in a breach of Section 5.02 or, with respect to the sale of any Borrowing Base Property to the extent such transaction would result in a breach of Section 2.23(h); or

(c)    engage to any material extent in any business other than the ownership of interest in entities that own, develop, operate and manage the Real Properties and businesses reasonably related thereto, except as allowed by Section 6.03.

Notwithstanding anything to the contrary in this Section 6.02, the Borrowers shall not, and shall not permit any other Credit Party or any of their Subsidiaries to, consummate any sale, merger, transfer, or any similar transaction with respect to any Real Estate or Equity Interests in any Person if the value or consideration of such transaction, together with the value or consideration of all other similar transactions consummated in the immediately preceding twelve months, would exceed fifteen percent (15%) of the Total Asset Value on such date, unless the Borrowers shall have delivered to the Administrative Agent, at least five (5) Business Days prior to the expected consummation date for such transaction, written notice of such transaction (with reasonable detail) together with a Compliance Certificate evidencing that no Default or Event of Default would exist after giving effect to such transaction or result therefrom.

Section 6.03    Investments, Loans, Advances and Acquisitions. Neither the Parent nor any Borrower will purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness (subject to Section 6.09 below) or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

(a)    Permitted Investments; and

(b)    Investments (directly or indirectly) in Real Properties constituting single family rental properties, provided that:

(i)    Investments in unimproved land shall not exceed 5% of Total Asset Value;

(ii)    Investments in ground-up construction and development and re-development projects (valued on cost incurred to date in accordance with GAAP) shall not exceed 10% of Total Asset Value;

(iii)    Investments in joint ventures shall not exceed 15% of Total Asset Value; and

(iv)    Investments in mortgage note receivables shall not to exceed 5% of Total Asset Value.

Provided further that the aggregate Investment described in Section 6.03(b) (i), (ii), (iii) and (iv) above shall not exceed 20% of Total Asset Value. To the extent that any of the terms of subsection (b) are not satisfied, no Default will result but Total Asset Value shall be reduced by any overage amount.

Section 6.04    Hedging Agreements. No Credit Party will, nor will it permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which any Subsidiary of the Parent Borrower is exposed in the conduct of its business or the management of its liabilities.

Section 6.05    Restricted Payments. The Parent will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, during any calendar quarter, any Restricted Payment, except that any of the following Restricted Payments are permitted: (a) Restricted Payments by the Parent required to comply with Section 5.15(d), (b) provided no Default is then in existence, Restricted Payments made by the Parent to its equity holders, including in connection with the existing redemption and dividend reinvestment plans, not to exceed the Payout Ratio set forth in Section 5.02(f), and (c) Restricted Payments declared and paid ratably by Subsidiaries to Borrower and/or Parent with respect to their capital stock or equity interest.

Section 6.06    Transactions with Affiliates. Neither the Parent nor any Borrower will, nor will it permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to such Borrower or such Subsidiary than would be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among a Borrower and its wholly owned Subsidiaries not involving any other Affiliate, (c) transactions related to the closing of and ongoing activities necessary to implement the loan obligations and requirements of this Agreement, and (d) any Restricted Payment permitted by Section 6.05.

Section 6.07    Parent Negative Covenants. The Parent will not (a) own any property other than (i) the ownership interests of Parent Borrower and (ii) other assets with no more than $10,000,000.00 in value; (b) give or allow any Lien on the ownership interests of Parent Borrower; (c) engage to any material extent in any business other than the ownership, development, operation and management residential properties.

Section 6.08    Restrictive Agreements. Neither the Parent nor any Borrower will, nor will it permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of a Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to a Borrower or any other Subsidiary or to Guarantee Indebtedness of a Borrower or any other Subsidiary; provided that the restrictions contained in this Section 6.08 shall not apply to (i) restrictions and conditions imposed by law or by this Agreement or as otherwise approved by the Administrative Agent, (ii) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to Indebtedness or Liens permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing or being financed with such Indebtedness, or ownership interests in the obligors with respect to such Indebtedness (to the extent they are not also obligors hereunder), (iv) solely with respect to clause (a), provisions in leases restricting the assignment thereof; and (v) after the Collateral Termination Date, clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to Unsecured Indebtedness permitted to be incurred under this Agreement (x) requiring the grant in favor of the holders of such Unsecured Indebtedness of an equal and ratable Lien to secure the obligations to such holders in connection with a pledge of any property or asset to secure the Obligations or (y) prohibiting the creation of a Lien on Borrowing Base Properties or Equity Interests in Borrowing Base Property Owners on terms no more onerous in any material respect than those set forth in the Loan Documents with respect thereto.

Section 6.09    Indebtedness. Neither the Parent, any Borrower, nor any other Credit Party shall, without the prior written consent of the Required Lenders, create, incur, assume, guarantee or be or remain liable, contingently or otherwise with respect to any Recourse Indebtedness, except: (a) Indebtedness under this Agreement; (b) Indebtedness of the Parent, Parent Borrower, or Holdings under any Hedging Obligations permitted under this Agreement, (c) Indebtedness of the Parent or Parent Borrower whose recourse is solely for so-called “bad-boy” acts in respect to Indebtedness secured by Real Property of its Subsidiaries, including without limitation, (i) failure to account for a tenant’s security deposits, if any, for rent or any other payment collected by a borrower from a tenant under the lease, all in accordance with the provisions of any applicable loan documents, (ii) fraud or a material misrepresentation made by a Borrower or Subsidiary thereof, or the holders of beneficial or ownership interests in such Subsidiary, in connection with the financing evidenced by the applicable loan documents; (iii) any attempt by a Borrower or any Guarantor or Subsidiary thereof to divert or otherwise cause to be diverted any amounts payable to the applicable lender in accordance with the applicable loan documents; (iv) the misappropriation or misapplication of any insurance proceeds or condemnation awards relating to any Real Property securing such Indebtedness; (v) voluntary or involuntary bankruptcy by a Borrower or any Guarantor or Subsidiary thereof; (vi) any environmental matter(s) affecting any Real Property securing such Indebtedness; (vii) failure to deliver statements, schedules, reports, or books and records in accordance with the provisions of any applicable loan documents; (viii) failure to pay any deferred amounts in accordance with the provisions of any applicable loan documents; (ix) any material waste of any Real Property securing such Indebtedness; (x) the failure to comply with any single purpose entity requirements in accordance with the provisions of any applicable loan documents; and (xi) the occurrence of any transfer of any interest in violation of the provisions of any applicable loan documents; (d) Indebtedness for trade payables and operating expenses incurred in the ordinary course of business, (e) Indebtedness of the Parent and Parent Borrower under the Bridge Loans in compliance with the financial covenants in Section 5.02; provided that such Indebtedness shall not be secured by or have as credit support any direct or indirect interest in the Borrowers, the Borrowing Base Properties or Borrowing Base Property Owners or any Collateral; (f) at any time prior to the Collateral Termination Date but only to the extent that no Bridge Loans are then outstanding, Recourse Indebtedness of the Parent (in each case, other than the Obligations) in a principal amount permitted under Section 5.02(i); (g) from and after the Collateral Termination Date, Secured Recourse Indebtedness of the Parent so long as the Credit Parties remain in compliance with the financial covenants in Section 5.02; and (h) from and after the Collateral Termination Date, other Unsecured Indebtedness of the Credit Parties so long as the Credit Parties remain in compliance with the financial covenants in Section 5.02.

Section 6.10    Fees. Provided that no Default or Event of Default shall be in existence, each Credit Party may pay all management, property and other asset fees and all advisory fees under the Advisory Agreement then due and payable. At any time that any Default or Event of Default exists under this Agreement or any other Loan Document, then in any of such event(s), no Credit Party or any Subsidiary may pay any management, property, asset or similar fees or any advisory fees under the Advisory Agreement to any other Credit Party or to any Subsidiary or Affiliate, including, without limitation, to any Acceptable Advisor and the Advisor; provided that any such fees may accrue during the continuance of any such Default or Event of Default and be payable at such time as no Default or Event of Default is continuing hereunder. All such parties shall execute subordination agreements in form and substance acceptable to the Administrative Agent with respect to such fees. Notwithstanding the foregoing, Credit Parties and their Subsidiaries may pay at all times any due and payable fees to third party property managers.

Section 6.11    Amendment to Organizational Documents. Without the prior written consent of Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed, no Credit Party will amend, modify or waive any rights under its certificate of incorporation, bylaws or other organizational documents in any manner, except: (a) modifications necessary to clarify existing provisions of such organizational documents; (b) modifications which would not have a Material Adverse Effect, and (c) modifications in connection with mergers, consolidations, investments and other transactions not otherwise prohibited by the other provisions of this Agreement.

Section 6.12    Sanctions. No Borrower shall permit the proceeds of any Loan or Letter of Credit: (a) to be lent, contributed or otherwise made available to fund any activity or business in any Designated Jurisdiction; (b) to fund any activity or business of any Sanctioned Person or any Person located, organized, formed, incorporated or residing in any Designated Jurisdiction or who is the subject of any Sanctions; (c) in any other manner that will result in any material violation by any Person (including any Lender or Administrative Agent) of any Sanctions; or (d) to be used in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws.

Section 6.13    Borrowing Base Properties. Neither the Parent nor any Borrower shall, nor shall it permit any other Credit Party to, directly or indirectly:

(a)    Use or occupy or conduct any activity on, or knowingly permit the use or occupancy of or the conduct of any activity on any Borrowing Base Properties by any tenant, in any manner which violates any Law or which constitutes a public or private nuisance in any manner which would have a Material Property Event with respect to any Borrowing Base Property or which makes void, voidable, or cancelable any insurance then in force with respect thereto or makes the maintenance of insurance in accordance with Section 5.06(a) commercially unreasonable (including by way of increased premium);

(b)    Without the prior written consent of Administrative Agent (which consent shall not be unreasonably withheld or delayed), initiate or permit any zoning reclassification of any Borrowing Base Property or seek any variance under existing zoning ordinances applicable to any Borrowing Base Property or use or knowingly permit the use of any Borrowing Base Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Laws;

(c)    Without the prior written consent of Administrative Agent (which consent shall not be unreasonably withheld or delayed), (i) impose any material easement, restrictive covenant, or encumbrance upon any Borrowing Base Property, (ii) execute or file any subdivision plat or condominium declaration affecting any Borrowing Base Property, or (iii) consent to the annexation of any Borrowing Base Property to any municipality;

(d)    Do any act, or suffer to be done any act by any Credit Party or any of its Affiliates, which would reasonably be expected to cause a Material Property Event (including by way of negligent act); or

(e)    Without the prior written consent of all the Lenders (which consent shall not be unreasonably withheld or delayed), permit any drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of any Borrowing Base Property regardless of the depth thereof or the method of mining or extraction thereof.

Section 6.14    [Intentionally Omitted].

ARTICLE VII

Events of Default

Section 7.01    Events of Default Generally. An Event of Default shall exist if any of the following events (“Events of Default”) shall occur:

(a)    the Borrowers shall fail to pay any principal of the Loans when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise, and such failure (other than the payment due on the Revolving Loan Maturity Date with respect to Revolving Loans or the applicable Maturity Date of any Term Loans, for which there shall be no grace period) shall continue unremedied for a period of over three (3) Business Days;

(b)    the Borrowers shall fail to pay any interest on the Loans or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under any Loan Documents, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of over three (3) Business Days (such three Business Day period commencing after written notice from the Administrative Agent as to any such failure);

(c)    any representation or warranty made or deemed made by or on behalf of any Credit Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(d)    the Borrowers shall fail to observe or perform any covenant, condition or agreement contained in Article V or VI other than Sections 5.04, 5.05, 5.06, 5.07(a), 5.08, 5.11 and 5.20;

(e)    any Credit Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of over 30 days after notice thereof from the Administrative Agent to the Parent Borrower (which notice will be given at the request of any Lender) and if such default is not curable within thirty (30) days and the Credit Party is diligently pursuing cure of same, the cure period may be extended for thirty (30) days (for a total of 60 days after the original notice from the Administrative Agent) upon written request from the Borrower to the Administrative Agent;

(f)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Credit Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Credit Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(g)    any Credit Party or any Subsidiary of a Borrower shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Person or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(h)    any Credit Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(i)    one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against any Credit Party, any Subsidiary of a Borrower or any combination thereof and the same shall remain undischarged for a period of sixty (60) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of such Person to enforce any such judgment;

(j)    an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in liability of any Borrower and its Subsidiaries in an aggregate amount exceeding $10,000,000;

(k)    the Guaranty of the Loan by the Guarantor shall for any reason terminate or cease to be in full force and effect;

(l)     any Credit Party shall default under any agreement and such default would reasonably be expected to result in a Material Adverse Effect;

(m)   any Credit Party shall (or shall attempt to) disavow, revoke or terminate any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document;

(n)    any provision of any Loan Document with respect to the Collateral shall for any reason cease to be valid and binding on, enforceable against, any Credit Party resulting in a Material Adverse Effect, or any lien created under any Loan Document ceases to be a valid and perfected first priority lien in any of the Collateral purported to be covered thereby;

(o)     a Change in Control shall occur; or

(p)    (i) Any Borrower or Guarantor defaults under any Recourse Indebtedness in an aggregate amount equal to or greater than $25,000,000 at any time, or (ii) any Subsidiaries of Parent or a Borrower defaults under any non-recourse Indebtedness in an aggregate amount equal to or greater than $75,000,000 at any time (such $75,000,000 calculated based on the Equity Percentage of Indebtedness for the Borrowers’ non-Wholly-Owned Subsidiaries and Unconsolidated Affiliates).

Section 7.02    Remedies Upon an Event of Default. If an Event of Default shall have occurred and be continuing, then, and in every such event (other than an event described in clause (f) or (g) of Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take some or all of the following actions, at the same or different times:  (i) suspend the Revolving Commitments of Lenders and any obligation of the Letter of Credit Issuer to make L/C Credit Extensions until such Event of Default is cured; (ii) terminate the Revolving Commitment of Lenders and any obligation of the Letter of Credit Issuer to make L/C Credit Extensions hereunder; (iii) require that the Borrower Cash Collateralize its respective Letter of Credit Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto)declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all reasonable fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, (iv) require that the Borrowers Cash Collateralize its respective Letter of Credit Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto; and (v) exercise any other rights or remedies provided under this Agreement or any other Loan Document, or any other right or remedy available by law or equity; and in case of any event described in clause (f) or (g) of Section 7.01, the obligation of each Lender to make Loans and any obligation of the Letter of Credit Issuer to make L/C Credit Extensions shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all reasonable fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, and the obligation of Borrowers to Cash Collateralize the Letter of Credit Obligations as aforesaid shall automatically become effective, in each case without further act of Administrative Agent or any Lender or Letter of Credit Issuer, and without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

Section 7.03    Application of Funds. After the exercise of remedies provided for in Section 7.02 (or after the Loans have automatically become immediately due and payable and the Letter of Credit Obligations has automatically been required to be Cash Collateralized as set forth in the proviso to Section 7.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.07 and Section 2.20, be applied by Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent and amounts payable under Section 2.15, Section 2.16, or Section 2.17) payable to Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the Letter of Credit Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the Letter of Credit Issuer (including fees and time charges for attorneys who may be employees of any Lender or the Letter of Credit Issuer) and amounts payable under Section 2.15, Section 2.16, or Section 2.17), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to the extent that Swing Line Loans have not been refinanced by a Revolving Loan, payment to the Swing Lender of that portion of the Obligations constituting accrued and unpaid interest on the Swing Line Loans;

Fourth, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and unpaid interest on the Loans (other than Swing Line Loans), L/C Borrowings and other Obligations, ratably among the Lenders and the Letter of Credit Issuer in proportion to the respective amounts described in this clause Fourth payable to them;

Fifth, to the extent that Swing Line Loans have not been refinanced by a Revolving Loan, to payment to the Swing Lender of that portion of the Obligations constituting unpaid principal of the Swing Line Loans;

Sixth, to payment of that portion of the Obligations constituting unpaid principal of the Loans (other than Swing Line Loans) and L/C Borrowings, ratably among the Lenders and the Letter of Credit Issuer in proportion to the respective amounts described in this clause Sixth held by them;

Seventh, to Administrative Agent for the account of the Letter of Credit Issuer, to Cash Collateralize that portion of the Letter of Credit Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by Borrower pursuant to Section 2.05 and Section 2.07; and

Last, the balance, if any, after all of the Obligations have been paid in full, to Borrower or as otherwise required by Law.

Subject to Section 2.05 and Section 2.07, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Seventh above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

ARTICLE VIII

The Administrative Agent

Section 8.01    General.

(a)    Each of the Lenders and the Letter of Credit Issuer hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. In the event of conflicting instructions or notices given to the Borrowers by the Administrative Agent and any Lender, the Borrowers is hereby directed and shall rely conclusively on the instruction or notice given by the Administrative Agent.

(b)    The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with a Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

(c)    The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), provided that Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by a Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent agrees that, in fulfilling its duties hereunder, it will use the same standard of care it utilizes in servicing loans for its own account.

(d)    The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Letter of Credit Issuer, Administrative Agent may presume that such condition is satisfactory to such Lender or the Letter of Credit Issuer unless Administrative Agent shall have received notice to the contrary from such Lender or the Letter of Credit Issuer prior to the making of such Loan or the issuance of such Letter of Credit. Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in good faith in accordance with the advice of any such counsel, accountants or experts.

(e)    The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

(f)    Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Parent Borrower, and may be removed by the Required Lenders in the event of the Administrative Agent’s gross negligence or willful misconduct. Upon any such resignation or removal, the Required Lenders shall have the right, with the approval of Parent Borrower (provided no Default has occurred and is continuing), which approval shall not be unreasonably withheld, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or is removed, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a Lender, or a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent for its own behalf shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent. The Administrative Agent shall cooperate with any successor Administrative Agent in fulfilling its duties hereunder.

(g)    Any resignation by KeyBank as Administrative Agent pursuant to this Section VIII shall also constitute its resignation as Letter of Credit Issuer and Swing Line Lender. If KeyBank resigns as Letter of Credit Issuer and Swing Line Lender, it shall retain all the rights, powers, privileges and duties of the Letter of Credit Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Letter of Credit Issuer and all Letter of Credit Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.05(c). In the event of any such resignation as Letter of Credit Issuer and Swing Line Lender, Borrower shall be entitled to appoint from among the Lenders a successor Letter of Credit Issuer and Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender); provided, however, that no failure by Borrower to appoint any such successor shall affect the resignation of KeyBank as Letter of Credit Issuer and Swing Line Lender. Upon the appointment by Borrower of a successor Letter of Credit Issuer hereunder: (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Letter of Credit Issuer and Swing Line Lender; (ii) the retiring Letter of Credit Issuer and Swing Line Lender shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents; and (iii) the successor Letter of Credit Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to KeyBank to effectively assume the obligations of KeyBank with respect to such Letters of Credit.

(h)    Each Lender and the Letter Credit Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement. Each Lender and the Letter of Credit Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Administrative Agent agrees to provide the Lenders with copies of all material documents and certificates received by the Administrative Agent from any Borrower in connection with the Loans.

(i)    The Titled Agents shall not have any additional rights or obligations under the Loan Documents, except for those rights, if any, as a Lender.

(j)    Any material to be delivered pursuant to Section 5.01 and Section 5.03 (collectively, “Information Materials”) may be delivered electronically directly to the Administrative Agent or made available to Administrative Agent pursuant to an accessible website and the Lenders and Letter of Credit Issuer provided that such material is in a format reasonably acceptable to Administrative Agent, and such material shall be deemed to have been delivered to Administrative Agent and the Lenders upon Administrative Agent’s receipt thereof or access to the website containing such material. The Administrative Agent shall distribute any such information to the other Lenders after receipt thereof, and may do so by electronic form in the same manner as provided in this Article VIII. Upon the request of Administrative Agent, Borrowers shall deliver paper copies thereof to Administrative Agent and the Lenders. Each Borrower authorizes Administrative Agent and the Arrangers to disseminate any such materials through the use of Intralinks, SyndTrak or any other electronic information dissemination system provided that system is secure and access thereto is protected by a password that is only disclosed to the Lenders (an “Electronic System”). Any such Electronic System is provided “as is” and “as available.” The Administrative Agent and the Arrangers do not warrant the adequacy of any Electronic System and expressly disclaim liability for errors or omissions in any notice, demand, communication, information or other material provided by or on behalf of Borrowers that is distributed over or by any such Electronic System (“Communications”). No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by the Administrative Agent or the Arrangers in connection with the Communications or the Electronic System. In no event shall the Administrative Agent, any Arranger or any of their directors, officers, employees, agents or attorneys have any liability to any Borrower or any Guarantor, any Lender or any other Person for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Credit Party’s, the Administrative Agent’s or any Arranger’s transmission of Communications through the Electronic System, and the Credit Parties release Administrative Agent, the Arrangers and the Lenders from any liability in connection therewith. Certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Credit Parties, their Subsidiaries or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market related activities with respect to such Persons’ securities. Each Borrower hereby agrees that it will identify that portion of the Information Materials that may be distributed to the Public Lenders and that (i) all such Information Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Information Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Lenders and the Arrangers to treat such Information Materials as not containing any material non-public information with respect to the Credit Parties, their Subsidiaries, their Affiliates or their respective securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Information Materials constitute confidential information, they shall be treated as provided in Section 9.12); (iii) all Information Materials marked “PUBLIC” are permitted to be made available through a portion of any electronic dissemination system designated “Public Investor” or a similar designation; and (iv) the Administrative Agent and the Arrangers shall be entitled to treat any Information Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of any electronic dissemination system not designated “Public Investor” or a similar designation.

Section 8.02    Administrative Agent May File Proof of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Obligations shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Loan Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Letter of Credit Issuer and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, Letter of Credit Issuer and Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, Letter of Credit Issuer and Administrative Agent under Section 2.15, Section 2.16, or Section 2.17 and otherwise hereunder) allowed in such judicial proceeding; and

(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same.

any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Letter of Credit Issuer to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Lenders and the Letter of Credit Issuer, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent hereunder.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Letter of Credit Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 8.03    Collateral Matters. Without limiting the provisions of Section 8.02, Lenders and the Letter of Credit Issuer irrevocably authorize Administrative Agent, at its option and in its discretion to release any Lien on any property granted to or held by Administrative Agent under any Loan Document: (a) upon termination of the Revolving Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit prior to draws thereon (other than Letters of Credit as to which other arrangements satisfactory to Administrative Agent and the Letter of Credit Issuer shall have been made); or (b) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document; (c) upon the occurrence of the Collateral Termination Date; or (d) subject to Section 9.02, if approved, authorized or ratified in writing by the Required Lenders. Upon request by Administrative Agent at any time, the Required Lenders will confirm in writing Administrative Agent’s authority to release its interest in particular types or items of property pursuant to this Section 8.03.

Section 8.04    Certain ERISA Matters. (a) Each Lender represents and warrants, as of the date such Person became a Lender party hereto, to, and covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)    such Lender is not using Plan Assets with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments, this Credit Agreement or other transactions contemplated under the Loan Documents;

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Credit Agreement;

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Credit Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Credit Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Credit Agreement; or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless either sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further represents and warrants, as of the date such Person became a Lender party hereto, to, and covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments, this Credit Agreement and other transactions contemplated under the Loan Documents (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Credit Agreement, any Loan Document or any documents related hereto or thereto).

Section 8.05    Erroneous Payments.

(a)    If the Administrative Agent (x) notifies a Lender, Letter of Credit Issuer or Secured Party, or any Person who has received funds on behalf of a Lender, Letter of Credit Issuer or Secured Party (any such Lender, Letter of Credit Issuer, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Letter of Credit Issuer, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8.04 and held in trust for the benefit of the Administrative Agent, and such Lender, Letter of Credit Issuer or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b)    Without limiting immediately preceding clause (a), each Lender, Letter of Credit Issuer, Secured Party or any Person who has received funds on behalf of a Lender, Letter of Credit Issuer or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Credit Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Letter of Credit Issuer or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i)

it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)

such Lender, Letter of Credit Issuer or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.05.

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 8.05(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.05(a) or on whether or not an Erroneous Payment has been made.

(c)    Each Lender, Letter of Credit Issuer or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Letter of Credit Issuer or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Letter of Credit Issuer or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).

(d)    (i) Notwithstanding anything contained in Section 8.05, in the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an electronic platform approved by Administrative Agent as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Credit Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Credit Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Credit Agreement.

(ii) Subject to Section 9.04 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.

(e)    The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, Letter of Credit Issuer or Secured Party, to the rights and interests of such Lender, Letter of Credit Issuer or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 8.05 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment.

(f)    To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

(g)    Each party’s obligations, agreements and waivers under this Section 8.05 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Letter of Credit Issuer, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

ARTICLE IX

Miscellaneous

Section 9.01    Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)    if to the Borrowers, in care of Vinebrook Homes Trust, Inc. at 5550 Huber Road, Huber Heights, Ohio 45424, Attention: Brian Mitts (Telephone No. (972) 419-2665 and Email; copies to: 300 Crescent Court, Suite 700, Dallas, Texas 75201, Attention: Brian Mitts (Telephone No. (972) 419-2665 and Email: bmitts@highlandfunds.com); and Wick Phillips Gould & Martin, LLP, 3131 McKinney, Suite 100, Dallas, Texas 75204, Attention: Isaac J. Brown (Telephone No. (214) 740-4037 and Email: Isaac.brown@wickphillips.com);

(b)    if to the Administrative Agent, to KeyBank National Association, 225 Franklin Street, 16th Floor, Boston, Massachusetts 02110, Attention: Christopher T. Neil, (Telephone No. (617) 385-6202 and Email: christopher_t_neil@keybank.com; and

(c)    if to any other Lender, to it at its address (or telecopy number) set forth on the signature pages of this Agreement, or as provided to Borrower in writing by the Administrative Agent or the Lender.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received (or if such day is not a Business Day, on the next Business Day); (ii) if given by mail (return receipt requested), on the earlier of receipt or three (3) Business Days after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid; or (iii) if given by any other means, when delivered at the address specified in this Section.

Section 9.02    Waivers; Amendments.

(a)    No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

(b)    Neither this Agreement nor any provision hereof nor any provision of any Loan Document may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, (vi) release any Credit Party from its obligations under the Loan Documents or release any Collateral, except as specifically provided for herein, without the written consent of each Lender, (vii) subordinate the Loans or any Collateral without the written consent of each Lender, (viii) waive or modify any conditions of extending the Revolving Loan Maturity Date set forth in Section 2.21 without the written consent of each Lender affected thereby, (ix) consent to the Collateral securing any other Indebtedness without the written consent of each Lender, (x) amend the definitions of “Available Revolving Amount” or “Borrowing Base” or any of the related defined terms without the consent of all Lenders (except that the definition of “Maximum Revolving Commitment” and/or “Maximum Total Commitment” may be revised to increase or decrease such amount pursuant to its terms, or otherwise with the consent of the Lenders increasing or decreasing their Revolving Commitments in connection therewith); (xi) amend the definitions of “Collateral Termination Date” or any of the related defined terms (except that only the consent of the Required Lenders shall be required to waive or amend the financial covenants in Section 5.02 so long as any such waivers or amendments do not impact the conditions for the Collateral Termination Date) without the consent of all Lenders; or (xii) while any Term Loans remain outstanding (A) amend, modify or waive any provision of this Agreement if the effect of such amendment, modification or waiver is to require the Revolving Lenders to make Revolving Loans when such Lenders would not otherwise be required to do so, (B) change the amount of the Swing Line Sublimit, or (C) change the amount of the Letter of Credit Sublimit, in each case, without the written consent of the Required Revolving Lenders; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent;

(c)    There shall be no amendment, modification or waiver of (i) ARTICLE VIII or any other provision in the Loan Documents that affects the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents without the written consent of the Administrative Agent, (ii) Section 2.05 or any other provision in the Loan Documents that affects the rights or duties of the Letter of Credit Issuer under this Agreement or any of the other Loan Documents without the written consent of the Letter of Credit Issuer, or (iii) Section 2.06 or any other provision in the Loan Documents that affects the rights or duties of the Swing Line Lender under this Agreement or any of the other Loan Documents without the written consent of the Swing Line Lender.

(d)    Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender; and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

(e)    If Administrative Agent shall request in writing the consent of any Lender to any amendment, change, waiver, discharge, termination, consent or exercise of rights covered by this Agreement, and such Lender fails to approve or deny such request in writing within ten (10) Business Days of the making of such written request, the Lender shall be deemed to have consented to the request; provided that this paragraph shall not apply with respect to any request for consent from any Lender if such Lender’s consent to such amendment, change, waiver, discharge, termination, consent or exercise is required pursuant to Sections 9.02(b)(i), (ii), (iii), (iv), (vi), or (ix) above.

Section 9.03    Expenses; Indemnity; Damage Waiver.

(a)    The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Letter of Credit Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, Letter of Credit Issuer, or any Lender, including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any waivers, workout, restructuring or negotiations in respect of the Loans.

(b)    The Borrowers shall indemnify the Administrative Agent, each Arranger, the Letter of Credit Issuer, and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii)  any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Letter of Credit Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit); (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to a Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnitee as determined by a court of law in a final non-appealable judgment, or the failure of the Indemnitee to make Loans pursuant to its Commitment in breach of its obligations hereunder.

(c)    To the extent that the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent(or any sub-agent thereof), the Letter of Credit Issuer, or the Swing Line Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent(or any such sub-agent), the Letter of Credit Issuer, or the Swing Line Lender, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

(d)    To the extent permitted by applicable law, the Borrowers shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, the Loans, the Letters of Credit, or the use of the proceeds thereof. Neither any Borrower nor any Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Borrower or such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Borrower or such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e)    All amounts due under this Section shall be payable not later than ten days after written demand therefor.

Section 9.04    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(a)    (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A)    the Parent Borrower, provided that no consent of the Parent Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Default has occurred and is continuing, any other assignee; and (ii) such consent shall be deemed granted unless the Parent Borrower objects within five (5) Business Days of a receipt of written notice of the proposed assignment;

(B)    the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund; and

(C)    the consent of the Letter of Credit Issuer and the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment.

Provided, no consent of the Parent Borrower or Administrative Agent shall be required in connection with any assignment to an entity acquiring, or merging with, a Lender.

(ii)    Assignments shall be subject to the following additional conditions:

(A)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000.00 unless each of the Parent Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Parent Borrower shall be required if a Default has occurred and is continuing and such consent shall not be unreasonably withheld;

(B)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;

(C)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500.00;

(D)    No such assignment shall be made: (1) to a Credit Party or any Affiliate or Subsidiary of any Credit Party; (2) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (2); or (3) to a natural person;

(E)    the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

(F)    In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to such assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrowers and Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by such Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to: (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent, the Letter of Credit Issuer or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Credit Agreement until such compliance occurs

For the purposes of this Section 9.04(b), the term “Approved Fund” has the following meaning:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

(iii)    Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)    The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of the principal amount of the Loans and Letter of Credit Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)    Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(b)    Any Lender may, without the consent of the Borrowers or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (iv) no Borrower’s obligations hereunder shall be increased. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (d) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that, except in the case of a Participant asserting any right of set-off pursuant to Section 9.08, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(c)    A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Parent Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(e) as though it were a Lender.

(d)    Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 9.05    Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of the Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on the Loans or any fee or any other amount payable under this Agreement is outstanding and unpaid. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans or the termination of this Agreement or any provision hereof.

Section 9.06    Counterparts; Integration; Effectiveness.

(a)    This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b)    This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(c)    Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.07    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.08    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Letter of Credit Issuer, and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits of a Borrower (general or special, time or demand, provisional or final, but excluding any funds held by such Borrower on behalf of tenants or other third parties) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of a Borrower against any of and all the obligations of any Borrower now or hereafter existing under this Agreement held by such Lender or Letter of Credit Issuer, irrespective of whether or not such Lender or Letter of Credit Issuer shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender or Letter of Credit Issuer agrees promptly to notify the Parent Borrower after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender or Letter of Credit Issuer under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender or Letter of Credit Issuer may have. In the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of this Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Secured Parties, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.

Section 9.09    Governing Law; Jurisdiction; Consent to Service of Process.

(a)    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)    Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the state and federal courts in Boston, Massachusetts and in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Borrower or its properties in the courts of any jurisdiction.

(c)    Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.10    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.11    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.12    Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of a Borrower or (h) to any Person in connection with any Hedging Agreement to the (i) extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than a Borrower, and (j) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender’s or its Affiliates’ investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates For the purposes of this Section, “Information” means all information received from any Credit Party relating to the Credit Party or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Credit Party; provided that, in the case of information received from any Credit Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 9.13    Interest Rate Limitation. If at any time there exists a maximum rate of interest which may be contracted for, charged, taken, received or reserved by the Lenders in accordance with applicable law (the “Maximum Rate”), then notwithstanding anything herein to the contrary, at any time the interest applicable to the Loans, together with all fees, charges and other amounts which are treated as interest on the Loans under applicable law (collectively, the “Charges”), shall exceed such Maximum Rate, the rate of interest payable in respect of the Loans hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been paid in respect of the Loans but were not payable as result of the operation of this Section shall be cumulated and the interest and Charges payable to the Lenders in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by the Lenders. If, for any reason whatsoever, the Charges paid or received on the Loans produces a rate which exceeds the Maximum Rate, the Lenders shall credit against the principal of the Loans (or, if such indebtedness shall have been paid in full, shall refund to the payor of such Charges) such portion of said Charges as shall be necessary to cause the interest paid on the Loans to produce a rate equal to the Maximum Rate. All sums paid or agreed to be paid to the holders of the Loans for the use, forbearance or detention of the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this Agreement, so that the interest rate is uniform throughout the full term of this Agreement. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between the parties hereto. Without notice to any Borrower or any other person or entity, the Maximum Rate, if any, shall automatically fluctuate upward and downward as and in the amount by which such maximum nonusurious rate of interest permitted by applicable law fluctuates.

Section 9.14    USA PATRIOT Act. Each Lender that is subject to the Patriot Act (as hereinafter defined) and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies such Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or Administrative Agent, as applicable, to identify such Borrower in accordance with the Patriot Act. Each Borrower shall, promptly following a request by Administrative Agent or any Lender, provide all documentation and other information that Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and Anti-Money Laundering Laws, rules and regulations, including the Patriot Act.

Section 9.15    Fiduciary Duty/No Conflicts.

The Administrative Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrowers, their stockholders and/or their affiliates. Each Borrower agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Borrower, its stockholders or its affiliates, on the other. Each Borrower acknowledges and agrees that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrowers, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Borrower, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Borrower, its stockholders or its Affiliates on other matters) or any other obligation to any Borrower except the obligations expressly set forth in the Credit Documents and (y) each Lender is acting hereunder solely as principal and not as the agent or fiduciary of any Borrower, its management, stockholders, creditors or any other Person. Each Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Borrower, in connection with such transaction or the process leading thereto in its capacity as a Lender.

Section 9.16    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 9.17    Multiple Borrowers; Joint and Several Liability.

(a)    Each Borrower acknowledges, agrees, represents and warrants that the Lenders have been induced to make the Loans to and issue Letters of Credit for the account of the Borrowers in part based upon the assurances by each Borrower in this Section. Each Borrower (including the Borrowers and each other Additional Borrower), jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, full recourse joint and several liability with the other Borrowers with respect to the payment and performance of all of the Obligations, including all representations, warranties, covenants, obligations and indemnities of any Borrower under the Loan Documents, it being the intention of the parties hereto that all of the Obligations shall be the joint and several, full recourse obligations of each of the Borrowers without preferences or distinction among them. The Administrative Agent and the Lenders may at their option enforce the entire amount of the Loans, Letters of Credit, and the other Obligations against any one or more of the Borrowers and may exercise remedies against each Borrower and its property separately, whether or not the Administrative Agent and the Lenders exercise any against another Borrower or its property. The Administrative Agent, Letter of Credit Issuer, and the Lenders may enforce any Borrower’s obligations without enforcing any other Borrower’s obligations. Any failure or inability of the Administrative Agent or the Lenders to enforce any Borrower’s obligations shall not in any way limit the right to enforce the obligations of another Borrower. Each Borrower recognizes that credit available to it under the Loans and Letters of Credit is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers.

(b)    To the fullest extent permitted by Law, the obligations of each Borrower shall not be affected by (i) the failure of Administrative Agent to assert any claim or demand or to enforce or exercise any right or remedy against any other Borrower under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement or any other Loan Document, (iii) the failure to perfect any security interest in, or the release of, any of the collateral or other security held by or on behalf of Administrative Agent, or (iv) any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Borrower or that would otherwise operate as a discharge of any Borrower as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations, excluding, however, any contingent indemnification obligations which are not then due and payable or for which a claim has not then been asserted). The obligations of each Borrower shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations, excluding, however, any contingent indemnification obligations which are not then due and payable or for which a claim has not then been asserted), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise.

(c)    To the fullest extent permitted by Law, each Borrower waives any defense based on or arising out of any defense of any other Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Borrower, other than the indefeasible payment in full in cash of all the Obligations, excluding, however, any contingent indemnification obligations which are not then due and payable or for which a claim has not then been asserted. Administrative Agent may, at its election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Borrower, or exercise any other right or remedy available to them against any other Borrower, without affecting or impairing in any way the liability of any Borrower hereunder except to the extent that all of the Obligations have been indefeasibly paid in full in cash, excluding, however, any contingent indemnification obligations which are not then due and payable or for which a claim has not then been asserted. Each Borrower waives any defense arising out of any such election even though such election operates, pursuant to Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Borrower against any other Borrower.

(d)    Notwithstanding the foregoing, it is the intent of each Borrower and the Lenders that in any proceeding under any Debtor Relief Laws, such Borrower's maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Lenders under the Loan Documents) to be avoidable or unenforceable against such Borrower in such proceeding as a result of any Legal Requirements, including, without limitation, (i) Section 548 of the Bankruptcy Code of the United States and (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such proceeding, whether by virtue of Section 544 of the Bankruptcy Code of the United States or otherwise. The Legal Requirements under which the possible avoidance or unenforceability of the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Lender under the Loan Documents) shall be determined in any such proceeding are referred to herein as “Avoidance Provisions”. Accordingly, to the extent that the obligations of a Borrower hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Obligations for which such Borrower shall be liable hereunder shall be reduced to the greater of (A) the amount which, as of the time any of the obligations of such Borrower are deemed to have been incurred by such Borrower under the Avoidance Provisions, would not cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Lender under the Loan Documents), to be subject to avoidance under the Avoidance Provisions or (B) the amount which, as of the time demand is made hereunder upon such Borrower for payment on account of the Obligations, would not cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Lender under the Loan Documents), to be subject to avoidance under the Avoidance Provisions. The provisions under this Section are intended solely to preserve the rights of the Lenders hereunder to the maximum extent that would not cause the obligations of any Borrower hereunder to be subject to avoidance under the Avoidance Provisions, and no Borrower or any other Person shall have any right or claim under this Section as against the Administrative Agent or any Lender that would not otherwise be available to such Person under the Avoidance Provisions.

(e)    Upon payment by any Borrower of any Obligations, all rights of such Borrower against any other Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all of the Obligations, excluding, however, any contingent indemnification obligations which are not then due and payable or for which a claim has not then been asserted. In addition, any indebtedness of any Borrower now or hereafter held by any other Borrower is hereby subordinated in right of payment to the prior indefeasible payment in full of the Obligations, excluding, however, any contingent indemnification obligations which are not then due and payable or for which a claim has not then been asserted and no Borrower will demand, sue for or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Borrower on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Borrower, such amount shall be held in trust for the benefit of Administrative Agent and shall forthwith be paid to Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents. Subject to the foregoing, to the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an “Accommodation Payment”), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the “Allocable Amount” of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower “insolvent” within the meaning of Section 101 (32) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA.

(f)    Each Borrower agrees that it shall never be entitled to be subrogated to any of the Administrative Agent’s or any Lender’s rights against any Borrower or other Person or any collateral or offset rights held by the Administrative Agent or the Lenders for payment of the Loans until the full and final payment of the Loans and all other obligations incurred under the Loan Documents and final termination of the Lenders’ obligations, if any, to make further advances under this Agreement or to provide any other financial accommodations to any Borrower. The value of the consideration received and to be received by each Borrower is reasonably worth at least as much as the liability and obligation of each Borrower incurred or arising under the Loan Documents. Each Borrower has determined that such liability and obligation may reasonably be expected to substantially benefit each Borrower directly or indirectly. Each Borrower has had full and complete access to the underlying papers relating to the Loans and all of the Loan Documents, has reviewed them and is fully aware of the meaning and effect of their contents. Each Borrower is fully informed of all circumstances which bear upon the risks of executing the Loan Documents and which a diligent inquiry would reveal. Each Borrower has adequate means to obtain from each other Borrower on a continuing basis information concerning such other Borrower’s financial condition, and is not depending on the Administrative Agent or the Lenders to provide such information, now or in the future. Each Borrower agrees that neither the Administrative Agent nor any of the Lenders shall have any obligation to advise or notify any Borrower or to provide any Borrower with any data or information regarding any other Borrower.

Section 9.18    Acknowledgement Regarding Any Supported QFCs To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any QFC Covered Party with respect to a Supported QFC or any QFC Credit Support.

As used in this Section, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

PARENT BORROWER: VINEBROOK HOMES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

[Signature Page to Amended and Restated Revolving Credit Agreement]

SUBSIDIARY BORROWERS:

VB OP HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

VB ONE, LLC, a Delaware limited liability company

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

TRUE PIT2017-1, LLC, a Delaware limited liability company

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Amended and Restated Revolving Credit Agreement]

TRUE PIT2017-2, LLC, a Delaware limited liability company

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

TRUE JACK2017-1, LLC, a Delaware limited liability company

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

TRUE JACK2017-2, LLC, a Delaware limited liability company

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

TRUE OM2016-1, LLC, a Delaware limited liability company

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

TI KC BRAVO, LLC, a Delaware limited liability company

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Amended and Restated Revolving Credit Agreement]

TRUE KC2016-1, LLC, a Delaware limited liability company

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

TRUE MEM2016-1, LLC, a Delaware limited liability company

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Amended and Restated Revolving Credit Agreement]

ADMINISTRATIVE AGENT: KEYBANK NATIONAL ASSOCIATION, as Administrative Agent,

By:	/s/ Christopher T. Neil
Name: Title:	Christopher T. Neil Senior Banker

LENDER: KEYBANK NATIONAL ASSOCIATION

By:	/s/ Christopher T. Neil
Name: Title:	Christopher T. Neil Senior Banker

[Signature Page to Amended and Restated Revolving Credit Agreement]

LENDER: BMO HARRIS BANK N.A.

By:	/s/ Jonas L. Robinson
Name: Title:	Jonas L. Robinson VP

[Signature Page to Amended and Restated Revolving Credit Agreement]

LENDER: RAYMOND JAMES BANK

By:	/s/ Gregory A. Hargrove
Name: Title:	Gregory A. Hargrove Vice President

[Signature Page to Amended and Restated Revolving Credit Agreement]

LENDER: TRUIST BANK

By:	/s/ Ryan Almond
Name: Title:	Ryan Almond Director

[Signature Page to Amended and Restated Revolving Credit Agreement]

LENDER: FIRST FINANCIAL BANK

By:	/s/ John Wilgus
Name: Title:	John Wilgus Senior Vice President

[Signature Page to Amended and Restated Revolving Credit Agreement]

LENDER: S&T BANK

By:	/s/ Sean Apicella
Name: Title:	Sean Apicella Senior Vice President

[Signature Page to Amended and Restated Revolving Credit Agreement]

The Guarantor joins in the execution of this Agreement to evidence its agreement to the provisions of Sections 5.01, 5.15, 6.05 and 6.07 of this Agreement.

VINEBROOK HOMES TRUST, INC., a Maryland corporation

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Authorized Signatory

[Signature Page to Amended and Restated Revolving Credit Agreement]

SCHEDULE 2.01

LENDER	REVOLVING COMMITMENT (Percentage)
KeyBank National Association	$85,000,000 (24.285714285714%)
BMO Harris Bank N.A.	$75,000,000 (21.428571428571%)
Raymond James Bank	$75,000,000 (21.428571428571%)
Truist Bank	$75,000,000 (21.428571428571%)
First Financial Bank	$25,000,000 (7.142857142857%)
S&T Bank	$15,000,000 (4.285714285714%)
TOTAL:	$350,000,000 (100%%)

Schedule 2.01

SCHEDULE 2.23
INITIAL BORROWING BASE PROPERTIES

Schedule 2.23

SCHEDULE 3.07
LITIGATION

Schedule 3.07

SCHEDULE 3.14
OWNERSHIP OF POOL PROPERTIES

Schedule 3.14

SCHEDULE SB
SUBSIDIARY BORROWERS

1.	VB OP Holdings LLC, a Delaware limited liability company
2.	VB One, LLC, a Delaware limited liability company
3.	TRUE PIT2017-1, LLC, a Delaware limited liability company
4.	TRUE PIT2017-2, LLC, a Delaware limited liability company
5.	TRUE JACK2017-1, LLC, a Delaware limited liability company
6.	TRUE JACK2017-2, LLC, a Delaware limited liability company
7.	TRUE OM2016-1, LLC, a Delaware limited liability company
8.	TI KC BRAVO, LLC, a Delaware limited liability company
9.	TRUE KC2016-1, LLC, a Delaware limited liability company
10.	TRUE MEM2016-1, LLC, a Delaware limited liability company

Schedule SB

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

A-1

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT B-1

FORM OF COMPLIANCE CERTIFICATE

B1-1

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT B-2

FORM OF BORROWING BASE REPORT

B-2-1

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT C

FORM OF AMENDED AND RESTATED GUARANTY

C-1

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT D-1

FORM OF REVOLVING NOTE

D-1

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT E

[FORM OF] BORROWING REQUEST

E-1

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT F-1

[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

F-1-1

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT F-2

[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

F-2-1

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT F-3

[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

F-3-1

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT F-4

[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

F-4-1

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT G

FORM OF OMNIBUS JOINDER AGREEMENT

OMNIBUS JOINDER AGREEMENT

G-1

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

EXHIBIT H

FACILITY INCREASE REQUEST

Execution Version

INCREASE AGREEMENT, JOINDER, AND FIRST AMENDMENT TO CREDIT AGREEMENT

THIS INCREASE AGREEMENT, JOINDER, AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is dated as of December 9, 2021 by and among VINEBROOK HOMES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Parent Borrower”), and certain of its subsidiaries, as “Subsidiary Borrowers”, KEYBANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, “KeyBank”), as administrative agent (together with any successor appointed pursuant to Article VIII of the Credit Agreement (defined below), the “Administrative Agent”), and as a Lender under the Credit Agreement (in such capacity, the “Increasing Lender”), and each financial institution party hereto as a “New Lender” (each, a “New Lender”).

A.    The Borrowers, the Administrative Agent and the Lenders are party to that certain Amended and Restated Revolving Credit Agreement, dated as of November 3, 2021 (as amended and in effect as of the date hereof, the “Credit Agreement”, and as further amended by this Agreement, the “Amended Credit Agreement”);

B.    The Borrowers have requested, pursuant to Section 2.22 of the Credit Agreement, an increase in the Maximum Revolving Commitment to FOUR HUNDRED SIXTY FIVE MILLION DOLLARS ($465,000,000.00);

C.  Each New Lender desires to join into the Credit Agreement as a “Lender” as provided herein;

D.   KeyBank desires to increase its Commitment as set forth herein, and

E.    The Borrowers and the Administrative Agent have agreed to make certain modifications to the Credit Agreement to correct certain scrivener’s errors therein;

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.            CREDIT AGREEMENT DEFINITIONS. Unless otherwise expressly defined herein, capitalized terms used but not defined herein shall have the meaning given to such terms in the Amended Credit Agreement.

2.           INCREASE IN COMMITMENTS. Subject to satisfaction of the conditions set forth in Section 6 of this Agreement:

2.01.    The parties hereto agree and acknowledge that, effective as of the First Amendment Effective Date (as defined below), the Maximum Revolving Commitment is $465,000,000.00.

2.02.    The Increasing Lender and each New Lender hereby acknowledges, agrees and confirms, by its execution of this Agreement, that on the First Amendment Effective Date, the amount of its Revolving Commitment under the Credit Agreement is set forth in Schedule 2.01 of the Credit Agreement (as amended hereby).

2.03.    The Administrative Agent shall calculate the net amount to be paid or received by each Lender in connection with the increase effected hereunder on the First Amendment Effective Date. The Increasing Lender and each New Lender shall make the net amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the First Amendment Effective Date. The Administrative Agent shall distribute on the First Amendment Effective Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section.

3.	JOINDER OF NEW LENDERS.

3.01.    By its signature below, each New Lender joins in the execution of, and becomes a party to, the Credit Agreement and the other Loan Documents as a Revolving Lender and a Lender with the Revolving Commitment set forth in Schedule 2.01 of the Credit Agreement (as amended hereby) and irrevocably assumes all rights and obligations in its capacity as a Revolving Lender and a Lender under the Credit Agreement and the other Loan Documents to the extent of such Revolving Commitment.

3.02.    Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (iii) from and after the date hereof, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and, to the extent of its Revolving Commitment set forth in Schedule 2.01 of the Credit Agreement (as amended hereby), shall have the obligations of a Lender thereunder; (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to acquire its Revolving Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (v) it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; and (c) agrees that: (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3.03.    By its signature below, each of the Parent Borrower and the Administrative Agent consents to the addition of each New Lender as a Lender under the Credit Agreement.

4.         AMENDMENTS TO CREDIT AGREEMENT. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended to correct certain scrivener’s errors and updated Schedule 2.01 thereof as follows, with (i) stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall indicate text which has been deleted and (ii) double-underlined text (indicated textually in the same manner as the following example: double-underlined text) shall indicate text which has been added:

4.01.	Section 2.12(b) of the Credit Agreement is hereby amended as follows:

(b) Letter of Credit Fee. The Borrower shall pay to Administrative Agent for the account of each Revolving Lender in accordance, subject to Section 2.20, with its Revolving Percentage, a fee for each Letter of Credit (the “Letter of Credit Fee”) equal to the Applicable ~~Margin~~Rate for Eurodollar Rate Loans per annum times the daily amount available to be drawn under such Letter of Credit. Such fee shall be: (i) due and payable in quarterly installments in arrears on the first Business Day of each calendar quarter for the preceding calendar quarter, commencing on the first such date to occur after the issuance of any Letter of Credit, on the Revolving Maturity Date, and thereafter (if applicable) on demand; and (ii) computed quarterly in arrears. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, such fee shall accrue at a rate equal to the Applicable ~~Margin~~Rate for Eurodollar Rate Loans plus four percent (4%).

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4.02.	Section 3.17 of the Credit Agreement is hereby amended as follows:

Section 3.17 ~~EEA~~Affected Financial Institution. No Credit Party is an ~~EEA~~Affected Financial Institution.

4.03.	Section 9.16 of the Credit Agreement is hereby amended as follows:

Section 9.16 Acknowledgement and Consent to Bail-In of ~~EEA~~Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any ~~EEA~~Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write- Down and Conversion Powers of ~~an EEA~~the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by ~~an EEA~~the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an ~~EEA~~Affected Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)     a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such ~~EEA~~Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of ~~any EEA~~the applicable Resolution Authority.

4.04.    Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A to this Agreement.

5.          REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

a.

The representations and warranties of each Borrower and each other Credit Party contained in Article III of the Credit Agreement or in any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01 of the Credit Agreement.

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b.	To such Borrower’s knowledge, no Default or Event of Default has occurred and is continuing or would result from the increase in the Maximum Total Commitment.

c.

This Agreement has been duly authorized, executed and delivered by each Borrower so as to constitute the legal and binding obligation of such Borrower, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and equitable principles.

6.          CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to the conditions precedent that Administrative Agent shall have received the following (the date when such conditions shall have been satisfied or waived, the “First Amendment Effective Date”):

6.01.    Agreement. This Agreement duly executed and delivered by each Borrower, Increasing Lender, and each New Lender;

6.02.    Notes. If requested by such Lender, a Note, payable to the Increasing Lender and each New Lender in the amount of its respective Commitment (after giving effect hereto), duly executed and delivered by the Borrowers;

6.03.    Evidence of Authority. Evidence satisfactory to the Administrative Agent that all corporate action necessary to authorize the execution, delivery and performance by the Borrowers of this Agreement shall have been duly and effectively taken;

6.04.    Constituent Documents. A certificate from a responsible officer (not individually, but in his or her capacity as such officer) of each Borrower that its authority documents and certificates that were previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended or modified since such date; and

6.05.    Fees and Expenses. In connection with this Agreement, the Administrative Agent, Lenders, the New Lenders, the Increasing Lender, and the Arranger shall have received all fees, expenses, and other amounts due and payable under the Loan Documents in connection with this Agreement, including, without limitation, the applicable Facility Increase Fee and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

7. NO OTHER AMENDMENTS; RATIFICATION OF LOAN DOCUMENTS. Except for the amendments set forth in Sections 2 and 4 of this Agreement, (a) the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and (b) nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any Borrower’s or Guarantor’s Obligations under or in connection with the Credit Agreement or any other Loan Document. Each Credit Party hereby ratifies, confirms and reaffirms all of the terms and conditions of the Credit Agreement and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, in each case, except as expressly provided in this Agreement. This Agreement shall constitute a Loan Document for all purposes.

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8.	MISCELLANEOUS.

8.01.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8.02.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Amended Credit Agreement.

8.03.    Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

8.04.    Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

8.05.    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6 of this Agreement, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Remainder of Page Intentionally Left Blank

Signature Pages Follow.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PARENT BORROWER: VINEBROOK HOMES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

SUBSIDIARY BORROWERS: VB OP Holdings LLC, a Delaware limited liability company

By /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

VB One, LLC a Delaware limited liability company

By /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

TRUE PIT2017-1 LLC a Delaware limited liability company

By /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to Increase Agreement, Joinder, and First Amendment to A&R Credit Agreement

TRUE PIT2017-2, LLC, a Delaware limited liability company

By /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

TRUE JACK2017-1, LLC, a Delaware limited liability company

By /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

TRUE JACK2017-2, LLC a Delaware limited liability company

By /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

TRUE OM2016-1, LLC a Delaware limited liability company

By /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

TI KC BRAVO, LLC, a Delaware limited liability company

By /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to
Increase Agreement, Joinder, and First Amendment to A&R Credit Agreement

TRUE KC2016-1, LLC, a Delaware limited liability company

By /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

TRUE MEM2016-1, LLC, a Delaware limited liability company

By /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to Increase Agreement, Joinder, and First Amendment to A&R Credit Agreement

The Guarantor joins in the execution of this Agreement to evidence its agreement to the provisions of Section 7 of this Agreement.

VineBrook Homes Trust, Inc. a Maryland corporation
By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Authorized Signatory

Signature Page to Increase Agreement, Joinder, and First Amendment to A&R Credit Agreement

ADMINISTRATIVE AGENT: KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Christopher T. Neil
Name: Christopher T. Neil
Title: Senior Banker

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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Increase Agreement, Joinder, and First Amendment to A&R Credit Agreement

INCREASING LENDER: KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher T. Neil
Name: Christopher T. Neil
Title: Senior Banker

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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Increase Agreement, Joinder, and First Amendment to A&R Credit Agreement

NEW LENDER: MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Executive Director

Signature Page to

Increase Agreement, Joinder, and First Amendment to A&R Credit Agreement

NEW LENDER: COMERICA BANK, as a Lender
By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Senior Vice President

Signature Page to

Increase Agreement, Joinder, and Second Amendment to Credit Agreement

EXHIBIT A

Schedule 2.01

LENDER COMMITMENTS

LENDER	REVOLVING COMMITMENT (Percentage)	APPLICABLE PERCENTAGE
KeyBank National Association	$100,000,000	21.505376344086%
BMO Harris Bank N.A.	$75,000,000	16.129032258065%
Raymond James Bank	$75,000,000	16.129032258065%
Truist Bank	$75,000,000	16.129032258065%
Mizuho Bank, Ltd.	$75,000,000	16.129032258065%
First Financial Bank	$25,000,000	5.376344086022%
Comerica Bank	$25,000,000	5.376344086022%
S&T Bank	$15,000,000	3.225806451613%
TOTAL:	$465,000,000	100%

Exhibit A

Exhibit 10.1

EXECUTION VERSION

INCREASE AGREEMENT, JOINDER, AND SECOND AMENDMENT TO CREDIT AGREEMENT

THIS INCREASE AGREEMENT, JOINDER, AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is dated as of April 8, 2022 by and among VINEBROOK HOMES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Parent Borrower”), and certain of its subsidiaries, as “Subsidiary Borrowers”, KEYBANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, “KeyBank”), as administrative agent (together with any successor appointed pursuant to Article VIII of the Credit Agreement (defined below), the “Administrative Agent”), KeyBank and certain other Lenders under the Credit Agreement party hereto as “Increasing Lenders” (in such capacity, an “Increasing Lender”), each financial institution party hereto as a “New Lender” (each, a “New Lender”), and certain other Lenders party hereto.

A.         The Borrowers, the Administrative Agent and the Lenders are party to that certain Amended and Restated Revolving Credit Agreement, dated as of November 3, 2021, as amended by that certain Increase Agreement, Joinder and First Amendment to Credit Agreement dated as of December 9, 2021 (as further amended and in effect as of the date hereof, the “Credit Agreement”, and as further amended by this Agreement, the “Amended Credit Agreement”);

B.         The Borrowers have requested, pursuant to Section 2.22 of the Credit Agreement, an increase in the Maximum Revolving Commitment to EIGHT HUNDRED THIRTY-FIVE MILLION AND 00/100 DOLLARS ($835,000,000.00);

C.          Each New Lender desires to join into the Credit Agreement as a “Lender” as provided herein;

D.          Each Increasing Lender desires to increase its Commitment as set forth herein, and

E.         The Borrowers and the Administrative Agent have agreed to make certain modifications to the Credit Agreement to correct certain scrivener’s errors therein;

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.    CREDIT AGREEMENT DEFINITIONS. Unless otherwise expressly defined herein, capitalized terms used but not defined herein shall have the meaning given to such terms in the Amended Credit Agreement.

2.    INCREASE IN COMMITMENTS. Subject to satisfaction of the conditions set forth in Section 6 of this Agreement:

2.01.    The parties hereto agree and acknowledge that, effective as of the Second Amendment Effective Date (as defined below), the Maximum Revolving Commitment is $835,000,000.00.

2.02.    Each Lender party hereto (including each Increasing Lender and each New Lender) hereby acknowledges, agrees and confirms, by its execution of this Agreement, that on the Second Amendment Effective Date, the amount of its Revolving Commitment under the Credit Agreement is set forth in Schedule 2.01 of the Credit Agreement (as amended hereby).

2.03.    The Administrative Agent shall calculate the net amount to be paid or received by each Lender in connection with the increase effected hereunder on the Second Amendment Effective Date. Each Increasing Lender and each New Lender shall make the net amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Second Amendment Effective Date. The Administrative Agent shall distribute on the Second Amendment Effective Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section.

3.    JOINDER OF NEW LENDERS.

3.01.     By its signature below, each New Lender joins in the execution of, and becomes a party to, the Credit Agreement and the other Loan Documents as a Revolving Lender and a Lender with the Revolving Commitment set forth in Schedule 2.01 of the Credit Agreement (as amended hereby) and irrevocably assumes all rights and obligations in its capacity as a Revolving Lender and a Lender under the Credit Agreement and the other Loan Documents to the extent of such Revolving Commitment.

3.02.    Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (iii) from and after the date hereof, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and, to the extent of its Revolving Commitment set forth in Schedule 2.01 of the Credit Agreement (as amended hereby), shall have the obligations of a Lender thereunder; (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to acquire its Revolving Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (v) it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; and (c) agrees that: (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3.03.    By its signature below, each of the Parent Borrower and the Administrative Agent consents to the addition of each New Lender as a Lender under the Credit Agreement.

4.    AMENDMENTS TO CREDIT AGREEMENT. Effective as of the Second Amendment Effective Date (as defined below):

4.01.    The Credit Agreement (but not the schedules or exhibits thereto) is hereby amended as set forth on Exhibit A to this Agreement. Language being inserted into the applicable section of the Credit Agreement is evidenced by bold and underling formatting. Language being deleted from the applicable section of the Credit Agreement is evidenced by strike-through formatting;

4.02.    Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B to this Agreement.

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4.03.    Schedule SB of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit C to this Agreement.

5.    REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

a.

The representations and warranties of each Borrower and each other Credit Party contained in Article III of the Credit Agreement or in any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01 of the Credit Agreement.

b.	To such Borrower’s knowledge, no Default or Event of Default has occurred and is continuing or would result from the increase in the Maximum Total Commitment.

c.

This Agreement has been duly authorized, executed and delivered by each Borrower so as to constitute the legal and binding obligation of such Borrower, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and equitable principles.

6.    CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to the conditions precedent that Administrative Agent shall have received the following (the date when such conditions shall have been satisfied or waived, the “Second Amendment Effective Date”):

6.01.    Agreement. This Agreement duly executed and delivered by each Borrower, each Increasing Lender, each New Lender, and each other Lender party hereto;

6.02.    Notes. If requested by such Lender, a Note, payable to each Increasing Lender and each New Lender in the amount of its respective Commitment (after giving effect hereto), duly executed and delivered by the Borrowers;

6.03.    Evidence of Authority. Evidence satisfactory to the Administrative Agent that all corporate action necessary to authorize the execution, delivery and performance by the Borrowers of this Agreement shall have been duly and effectively taken;

6.04.    Constituent Documents. A certificate from a responsible officer (not individually, but in his or her capacity as such officer) of each Borrower that its authority documents and certificates that were previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended or modified since such date; and

6.05.    Fees and Expenses. In connection with this Agreement, the Administrative Agent, the Increasing Lenders, the New Lenders, and the Arranger shall have received all fees, expenses, and other amounts due and payable under the Loan Documents in connection with this Agreement, including, without limitation, the applicable Facility Increase Fee and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

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7.    NO OTHER AMENDMENTS; RATIFICATION OF LOAN DOCUMENTS. Except for the amendments set forth in Sections 2 and 4 of this Agreement, (a) the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and (b) nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any Borrower’s or Guarantor’s Obligations under or in connection with the Credit Agreement or any other Loan Document. Each Credit Party hereby ratifies, confirms and reaffirms all of the terms and conditions of the Credit Agreement and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, in each case, except as expressly provided in this Agreement. This Agreement shall constitute a Loan Document for all purposes.

8.    MISCELLANEOUS.

8.01.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8.02.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Amended Credit Agreement.

8.03.    Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

8.04.    Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

8.05.    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6 of this Agreement, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Remainder of Page Intentionally Left Blank
Signature Pages Follow.

4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PARENT BORROWER:

VINEBROOK HOMES OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

SUBSIDIARY BORROWERS:

VB OP HOLDINGS LLC,
a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

VB ONE, LLC,
a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

TRUE PIT2017-1, LLC,
a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to
Increase Agreement, Joinder, and Second Amendment to A&R Credit Agreement

TRUE PIT2017-2, LLC,
a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

TRUE JACK2017-1, LLC,
a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

TRUE JACK2017-2, LLC,
a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

TRUE OM2016-1, LLC,
a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

TI KC BRAVO, LLC,
a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to
Increase Agreement, Joinder, and Second Amendment to A&R Credit Agreement

TRUE KC2016-1, LLC,
a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

TRUE MEM2016-1, LLC,
a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN VI HOLDINGS, LLC,
a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN VII MEM HOLDINGS, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN VII STL HOLDINGS, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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Increase Agreement, Joinder, and Second Amendment to A&R Credit Agreement

P FIN VII KC HOLDINGS, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN V FL HOLDINGS, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN V NC HOLDINGS, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN V NM HOLDINGS, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN II F HOLDINGS, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

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P FIN VI, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN VII MEM, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN VII STL, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN VII KC, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN V FL, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

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P FIN V NC, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN V NM, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

P FIN II F, LLC,

a Delaware limited liability company

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

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The Guarantor joins in the execution of this Agreement to evidence its agreement to the provisions of Section 7 of this Agreement.

VINEBROOK HOMES TRUST, INC.,

a Maryland corporation

By:  /s/ Brian Mitts

Name:  Brian Mitts

Title:    Authorized Representative

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Increase Agreement, Joinder, and Second Amendment to A&R Credit Agreement

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as

Administrative Agent

By:      /s/  Christopher T. Neil
Name:       Christopher T. Neil
Title:         Senior Banker

INCREASING LENDER:

KEYBANK NATIONAL ASSOCIATION, as an

Increasing Lender

By:      /s/  Christopher T. Neil
Name:       Christopher T. Neil
Title:         Senior Banker

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INCREASING LENDER:

TRUIST BANK, as an Increasing Lender

By:      /s/ C. Vincent Hughes, Jr.

Name:       C. Vincent Hughes, Jr.

Title:         Director

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INCREASING LENDER:

BMO HARRIS BANK N.A., as an

Increasing Lender

By:     /s/ Jonas L. Robinson

Name:     Jonas L. Robinson

Title:       Director

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INCREASING LENDER:

RAYMOND JAMES BANK, as an Increasing Lender

By:       /s/ Jack Robbins

Name:       Jack Robbins

Title:         Vice President

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INCREASING LENDER:

MIZUHO BANK, LTD.,

as an Increasing Lender

By:         /s/ Donna DeMagisris
Name:       Donna DeMagistris
Title:         Executive Director

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COMERICA BANK,

as a Lender

By:        /s/ Charles Weddell

Name:       Charles Weddell

Title:         Senior Vice President

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NEW LENDER:

WELLS FARGO BANK, NATIONAL

ASSOCIATION,

as a New Lender

By:         /s/ Dale Northup
Name:       Dale Northup
Title:         Managing Director

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NEW LENDER:

CITIZENS BANK, N.A.,

as a New Lender

By:         /s/ Donald Woods
Name:       Donald Woods
Title:         CRE Relationship Manager

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INCREASING LENDER:

FIRST FINANCIAL BANK,

as an Increasing Lender

By:          /s/ John Wilgus
Name:       John Wilgus
Title:         Senior Vice President

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NEW LENDER:

SYNOVUS BANK,

as a New Lender

By:       /s/ Zachary Braun
Name:       Zachary Braun
Title:         Corporate Banker

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NEW LENDER:

ARVEST BANK,

as a New Lender

By:        /s/ Rodney D. Peel
Name:       Rodney D. Peel
Title:         Senior Vice President

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Increase Agreement, Joinder, and Second Amendment to A&R Credit Agreement

EXHIBIT A

CONFORMED CREDIT AGREEMENT

Exhibit 10.2

Execution Version

INCREASE AGREEMENT, JOINDER, AND THIRD AMENDMENT TO CREDIT AGREEMENT

THIS INCREASE AGREEMENT, JOINDER, AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is dated as of May 20, 2022 by and among VINEBROOK HOMES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Parent Borrower”), and certain of its subsidiaries, as “Subsidiary Borrowers”, KEYBANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, “KeyBank”), as administrative agent (together with any successor appointed pursuant to Article VIII of the Credit Agreement (defined below), the “Administrative Agent”) and Bank of America, N.A., as a “New Lender” (“New Lender”).

A.         The Borrowers, the Administrative Agent and the Lenders are party to that certain Amended and Restated Revolving Credit Agreement, dated as of November 3, 2021, as amended by that certain Increase Agreement, Joinder and First Amendment to Credit Agreement dated as of December 9, 2021 (as further amended and in effect as of the date hereof, the “Credit Agreement”, and as further amended by this Agreement, the “Amended Credit Agreement”);

B.         The Borrowers have requested, pursuant to Section 2.22 of the Credit Agreement, an increase in the Maximum Revolving Commitment to NINE HUNDRED THIRTY-FIVE MILLION AND 00/100 DOLLARS ($935,000,000.00);

C.          New Lender desires to join into the Credit Agreement as a “Lender” as provided herein; and

D.         The Borrowers and the Administrative Agent have agreed to make certain modifications to the Credit Agreement to correct certain scrivener’s errors therein;

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.           CREDIT AGREEMENT DEFINITIONS. Unless otherwise expressly defined herein, capitalized terms used but not defined herein shall have the meaning given to such terms in the Amended Credit Agreement.

2.           INCREASE IN COMMITMENTS. Subject to satisfaction of the conditions set forth in Section 6 of this Agreement:

2.01.    The parties hereto agree and acknowledge that, effective as of the Second Amendment Effective Date (as defined below), the Maximum Revolving Commitment is $835,000,000.00.

2.02.    Each Lender party hereto (including New Lender) hereby acknowledges, agrees and confirms, by its execution of this Agreement, that on the Third Amendment Effective Date, the amount of its Revolving Commitment under the Credit Agreement is set forth in Schedule 2.01 of the Credit Agreement (as amended hereby).

2.03.    The Administrative Agent shall calculate the net amount to be paid or received by each Lender in connection with the increase effected hereunder on the Third Amendment Effective Date. New Lender shall make the net amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Third Amendment Effective Date. The Administrative Agent shall distribute on the Third Amendment Effective Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section.

3.           JOINDER OF NEW LENDER.

3.01.     By its signature below, New Lender joins in the execution of, and becomes a party to, the Credit Agreement and the other Loan Documents as a Revolving Lender and a Lender with the Revolving Commitment set forth in Schedule 2.01 of the Credit Agreement (as amended hereby) and irrevocably assumes all rights and obligations in its capacity as a Revolving Lender and a Lender under the Credit Agreement and the other Loan Documents to the extent of such Revolving Commitment.

3.02.    New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (iii) from and after the date hereof, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and, to the extent of its Revolving Commitment set forth in Schedule 2.01 of the Credit Agreement (as amended hereby), shall have the obligations of a Lender thereunder; (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to acquire its Revolving Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (v) it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; and (c) agrees that: (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3.03.    By its signature below, each of the Parent Borrower and the Administrative Agent consents to the addition of New Lender as a Lender under the Credit Agreement.

4.           AMENDMENTS TO CREDIT AGREEMENT. Effective as of the Third Amendment Effective Date (as defined below):

4.01.    BofA Securities, Inc. is hereby designated as a joint lead arranger and joint bookrunner and a co-syndication agent under the Credit Agreement. From and after the date of this Agreement, the term “Arranger” as used in the Credit Agreement shall include BofA Securities, Inc., in its capacity as a joint lead arranger and bookrunner.

4.02.    Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A to this Agreement.

5.           REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

a.

The representations and warranties of each Borrower and each other Credit Party contained in Article III of the Credit Agreement or in any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01 of the Credit Agreement.

b.	To such Borrower’s knowledge, no Default or Event of Default has occurred and is continuing or would result from the increase in the Maximum Total Commitment.

c.

This Agreement has been duly authorized, executed and delivered by each Borrower so as to constitute the legal and binding obligation of such Borrower, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and equitable principles.

6.           CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to the conditions precedent that Administrative Agent shall have received the following (the date when such conditions shall have been satisfied or waived, the “Third Amendment Effective Date”):

6.01.    Agreement. This Agreement duly executed and delivered by each Borrower, New Lender, and each other Lender party hereto;

6.02.    Notes. If requested by New Lender, a Note, payable to New Lender in the amount of its respective Commitment (after giving effect hereto), duly executed and delivered by the Borrowers;

6.03.    Evidence of Authority. Evidence satisfactory to the Administrative Agent that all corporate action necessary to authorize the execution, delivery and performance by the Borrowers of this Agreement shall have been duly and effectively taken;

6.04.    Constituent Documents. A certificate from a responsible officer (not individually, but in his or her capacity as such officer) of each Borrower that its authority documents and certificates that were previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended or modified since such date; and

6.05.    Fees and Expenses. In connection with this Agreement, the Administrative Agent, New Lender, and the Arranger shall have received all fees, expenses, and other amounts due and payable under the Loan Documents in connection with this Agreement, including, without limitation, the applicable Facility Increase Fee and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

7.           NO OTHER AMENDMENTS; RATIFICATION OF LOAN DOCUMENTS. Except for the amendments set forth in Sections 2 and 4 of this Agreement, (a) the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and (b) nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any Borrower’s or Guarantor’s Obligations under or in connection with the Credit Agreement or any other Loan Document. Each Credit Party hereby ratifies, confirms and reaffirms all of the terms and conditions of the Credit Agreement and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, in each case, except as expressly provided in this Agreement. This Agreement shall constitute a Loan Document for all purposes.

8.          MISCELLANEOUS.

8.01.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8.02.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Amended Credit Agreement.

8.03.    Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

8.04.    Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

8.05.    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6 of this Agreement, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Remainder of Page Intentionally Left Blank
Signature Pages Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PARENT BORROWER:

VINEBROOK HOMES OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

SUBSIDIARY BORROWERS:

VB OP HOLDINGS LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

VB ONE, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

TRUE PIT2017-1, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

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Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

TRUE PIT2017-2, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

TRUE JACK2017-1, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

TRUE JACK2017-2, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

TRUE OM2016-1, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

TI KC BRAVO, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

TRUE KC2016-1, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

TRUE MEM2016-1, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VI HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VII MEM HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VII STL HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

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P FIN VII KC HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN V FL HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN V NC HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN V NM HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN II F HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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P FIN VI, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VII MEM, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VII STL, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VII KC, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN V FL, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

P FIN V NC, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN V NM, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN II F, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

The Guarantor joins in the execution of this Agreement to evidence its agreement to the provisions of Section 7 of this Agreement.

VINEBROOK HOMES TRUST, INC., a Maryland corporation

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Authorized Representative

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Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

ADMINISTRATIVE AGENT: KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Senior Banker

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NEW LENDER: BANK OF AMERICA, N.A., as a New Lender

By:	/s/ Stephanie Mejia
Name:	Stephanie Mejia
Title:	Vice President

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Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

EXHIBIT A

Schedule 2.01

LENDER COMMITMENTS

LENDER	REVOLVING COMMITMENT	APPLICABLE PERCENTAGE
KeyBank National Association	$125,000,000	13.368983957219%
Truist Bank	$125,000,000	13.368983957219%
BMO Harris Bank N.A.	$100,000,000	10.695187165775%
Raymond James Bank	$100,000,000	10.695187165775%
Mizuho Bank, Ltd.	$100,000,000	10.695187165775%
Wells Fargo Bank, National Association	$100,000,000	10.695187165775%
Bank of America, N.A.	$100,000,000	10.695187165775%
Citizens Bank, N.A.	$75,000,000	8.021390374332%
First Financial Bank	$30,000,000	3.208556149733%
Comerica Bank	$25,000,000	2.673796791444%
Synovus Bank	$25,000,000	2.673796791444%
S&T Bank	$20,000,000	2.139037433155%
Arvest Bank	$10,000,000	1.069518716578%
TOTAL:	$935,000,000	100%

Exhibit B